As filed with the Securities and Exchange Commission on April 25, 2008

Registration File No. 333-68114
811-10477

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 10	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 9	☒

(Check appropriate box or boxes.)

Southern Farm Bureau Life Variable Life Account

(Exact Name of Registrant)

Southern Farm Bureau Life Insurance Company

(Name of Depositor)

1401 Livingston Lane
Jackson, Mississippi 39213
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (601) 981-7422

Joseph A. Purvis, Esq. Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, Mississippi 39213 (Name and Address of Agent for Service)	Copy to: Ann B. Furman, Esq. Jorden Burt LLP Suite 400 East 1025 Thomas Jefferson St., N. W. Washington, D. C. 20007-5208

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b) of Rule 485.

☒  on May 1, 2008 pursuant to paragraph (b) of Rule 485.

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Adjustable Premium Variable Life Insurance Policy

Adjustable Premium Variable Life Insurance Policy

Issued by

Southern Farm Bureau Life Variable Life Account
and
Southern Farm Bureau Life Insurance Company

1401 Livingston Lane
Jackson, Mississippi 39213

P.O. Box 140
Jackson, Mississippi 39205
Telephone: (866) 288-2172

PROSPECTUS

May 1, 2008

This prospectus describes an adjustable premium variable life insurance policy (“Policy”) offered by Southern Farm Bureau Life Insurance Company (the “Company”). The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. Certain Policy provisions may vary based on the state where the Company issues the Policy. You should consider the Policy in conjunction with other insurance you own since it may not be advantageous to replace existing insurance with the Policy or use the proceeds from any existing insurance to purchase the Policy. Please consult your insurance agent.

You can allocate your Policy’s values to:

•

One or more of the available Subaccounts of Southern Farm Bureau Life Variable Life Account (the “Separate Account”), each of which invests exclusively in a corresponding portfolio listed on this page; or

•	a Declared Interest Option, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

Please note that the Policies and the portfolios:

•	are not guaranteed to achieve their goals;

•	are not federally insured;

•	are not endorsed by any bank or government agency; and

•	are subject to risks, including loss of the amount invested.

The following portfolios are available:

T. Rowe Price Equity Series, Inc.	Fidelity® Variable Insurance Products Funds
T. Rowe Price Equity Income Portfolio	Fidelity VIP Growth Portfolio—Initial Class
T. Rowe Price Personal Strategy Balanced Portfolio	Fidelity VIP High Income Portfolio—Initial Class
T. Rowe Price Blue Chip Growth Portfolio	Fidelity VIP Overseas Portfolio—Initial Class
Fidelity VIP Contrafund® Portfolio—Initial Class
T. Rowe Price Fixed Income Series, Inc.	Fidelity VIP Index 500 Portfolio—Initial Class
T. Rowe Price Limited-Term Bond Portfolio	Fidelity VIP Mid Cap Portfolio—Initial Class
T. Rowe Price Prime Reserve Portfolio	Fidelity VIP Disciplined Small Cap Portfolio—Initial Class
Fidelity VIP Dynamic Capital Appreciation Portfolio—Initial Class
Franklin Templeton Variable Insurance Products Trust	Fidelity VIP Equity-Income Portfolio—Initial Class
Franklin Income Securities Fund—Class 1	Fidelity VIP Investment Grade Bond Portfolio—Initial Class
Franklin Small Cap Value Securities Fund—Class 1	Fidelity VIP Value Strategies Portfolio—Initial Class
Franklin Small-Mid Cap Growth Securities Fund—Class 1
Mutual Shares Securities Fund—Class 1
Templeton Global Income Securities Fund—Class 1
Franklin Rising Dividends Securities Fund—Class 1

The Policy that we are currently issuing became available on May 1, 2008, and this is the only Policy that we have issued since that date. Before May 1, 2008, we issued an earlier version of the Policy (“Original Policy”), and many of the Original Policies still remain outstanding. The Original Policy differs somewhat from the Policy that we are currently issuing, and certain of the information in this prospectus, therefore, does not apply to those Original Policies. Appendix B to this prospectus explains the information that applies instead to the Original Policy. Therefore, if you own an Original Policy (issued prior to May 1, 2008), you should also refer to Appendix B at the end of this prospectus for information about how your Original Policy differs from the Policy that we are currently issuing.

The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

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POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy’s important benefits and risks. The sections in the prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

Policy Benefits

Your Policy is an adjustable premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death proceeds payable to the beneficiary may and your Accumulated Value under the Policy will vary based on the investment performance of the Subaccounts you choose and interest credited in the Declared Interest Option. You may make partial withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Accumulated Value or Surrender Value. You could lose some or all of your money.

Death Benefit

•                  Death Proceeds: We pay death proceeds to the beneficiary upon receiving due proof of the Insured’s death and after any necessary claims requirements or investigations are completed. The death proceeds equal the death benefit less any Indebtedness and unpaid monthly deductions.

The death benefit is the greater of:

•                  the Specified Amount; or

•                  the Accumulated Value multiplied by the death benefit factor for the Insured’s Attained Age listed in the Table of Death Benefit Factors in Appendix A.

•                  Accelerated Death Benefit:  Under the Accelerated Benefit Rider, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. We will deduct an administrative charge from the accelerated death benefit at the time it is paid. Generally, amounts paid with respect to a terminally ill insured are treated as if the insured had died and therefore federal income tax free. You should consult a tax adviser before adding the Accelerated Benefit Rider to your Policy or requesting an accelerated death benefit.

Surrenders and Partial Withdrawals

•                  Surrender:  At any time while the Policy is in force, you may make a request to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value equals the Surrender Value less any outstanding Indebtedness. You cannot reinstate a surrendered Policy. A surrender may have tax consequences.

•                  Partial Withdrawals:  You may make a written request to withdraw at least $500 of the Net Surrender Value. Your Net Surrender Value after a partial withdrawal must be at least $5,000. Partial withdrawals may have tax consequences.

Transfers

•                  You may make transfers among the available Subaccounts and the Declared Interest Option.

•                  The minimum amount you may transfer from a Subaccount or the Declared Interest Option is the lesser of $100 or the total Accumulated Value in the Subaccount or the Declared Interest Option.

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Loans

•                  You may take a loan from your Policy at any time. The maximum loan amount you may take is the Surrender Value. You may increase your risk of lapse if you take a loan. Loans may have tax consequences.

•                  We charge you an annual interest rate of 8% on your loan. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues additional interest at the same rate if it is not paid by the end of the Policy Year.

•                  As collateral for the loan, we segregate an amount equal to the loan in the Declared Interest Option. We will credit interest on those amounts (“earned interest rate”) and guarantee that the annual earned interest rate will not be lower than 3%.

•                  You may repay all or part of your Indebtedness at any time while the Insured is alive and the Policy is in force.

•                  We deduct any Indebtedness from the Surrender Value upon surrender, and from the death proceeds payable on the Insured’s death.

Premiums

•                  Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (but not less than $15), subject to a certain maximum. You can select a premium payment plan to pay planned periodic premiums monthly, semi-annually, or annually. You are not required to pay premiums according to the plan.

•                  Cancellation Privilege: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid less any partial withdrawals; or (2) the Accumulated Value on the Business Day we receive the Policy at the Home Office plus any charges we deducted. The free look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

The Policy

•                  Ownership Rights: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

•                  Separate Account: You may direct the money in your Policy to any of the available Subaccounts of the Separate Account. Each Subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus.

•                  Declared Interest Option: You may direct the money in your Policy to the Declared Interest Option where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.

•                  Accumulated Value: Accumulated Value is the sum of your amounts in the Subaccounts and the Declared Interest Option, including any amounts securing loans under the Policy. Accumulated Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Accumulated Value.

•                  Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

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Supplemental Benefits and Riders

We offer three riders that provide supplemental benefits under the Policy, the Children’s Term Insurance Rider, Rider Providing Waiver of Monthly Deductions on Insured’s Total Disability (“Waiver of Monthly Deductions Rider”) and Accelerated Benefit Rider. We deduct monthly charges for the Children’s Term Insurance Rider and Waiver of Monthly Deductions Rider from Accumulated Value as part of the monthly deduction. We assess an administrative fee if you elect to accelerate a portion of your death benefit under the Accelerated Benefit Rider. Your insurance agent can help you determine whether any of the riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

Policy Risks

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You could lose everything you invest. You will also be subject to the risk that the investment performance of the Subaccounts you choose may be less favorable than that of other Subaccounts, and in order to keep the Policy in force may be required to pay more premiums than originally planned.

If you allocate Net Premiums to the Declared Interest Option, then we credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

If your Net Accumulated Value during the first three Policy Years or your Net Surrender Value after the first three Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a grace period if, before then, you make a sufficient premium payment. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks

We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Policy may be treated as a Modified Endowment Contract (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See “FEDERAL TAX CONSIDERATIONS.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

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Partial Withdrawal and Surrender Risks

The surrender charge under the Policy applies for the first 10 Policy Years (as well as during the first 10 Policy Years following an increase in Specified Amount) in the event you surrender the Policy or the Policy lapses. It is possible that you will receive no Net Surrender Value if you surrender your Policy. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment vehicle.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Risk of Lapse,” above.

Partial Withdrawals may not lower the Net Surrender Value below $5,000. Partial Withdrawals are assessed a charge equal to the lesser of $25 or 2% of the amount withdrawn.

A partial withdrawal or surrender may have tax consequences.

Policy Loan Risks

Loans from the Policy, whether or not repaid, will affect Accumulated Value over time because we segregate the amount of the loan in the Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts and may not be credited with the same interest rates accruing on the Declared Interest Option.

We reduce the amount we pay on the Insured’s death by the amount of any outstanding loan from the Policy and your Policy may lapse (terminate without value) if outstanding loans plus any accrued interest payable reduce the Net Surrender Value to zero.

If you surrender the Policy or allow it to lapse while a loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

A loan may have tax consequences.

Risk of An Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the portfolios’ prospectuses for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

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FEE TABLE

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy, or transfer your Policy’s Net Accumulated Value among the Subaccounts and/or the Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Premium Expense Charge	Upon receipt of each premium payment	12% of premium payments	10% of premium payments up to the target premium(1) and 3% of premium payments above the target premium, each Policy Year

Partial Withdrawal Charge	Upon withdrawal	2% of the amount withdrawn, not to exceed $25	2% of the amount withdrawn, not to exceed $25

Surrender Charge(2)	Upon a full surrender or lapse of your Policy during the first ten Policy Years, and during the first ten Policy Years following an increase in Specified Amount

Minimum Initial Surrender Charge(3)		$596.25	$596.25

Maximum Initial Surrender Charge(4)		$14,045.00	$14,045.00

Charge for male Age 35 Preferred Non Tobacco with $250,000 Specified Amount for the first Policy Year		$1,277.50	$1,277.50

Transfer Charge	Upon transfer	First twelve transfers in a Policy Year are free, $40 for each subsequent transfer	First twelve transfers in a Policy Year are free, $25 for each subsequent transfer(5)

(1) The target premium is a hypothetical annual premium which is based on the Issue Age, sex and underwriting classification of the Insured and Specified Amount of the Policy. The target premium for a Policy with a Specified Amount of $250,000 is $2,555.00 where the Insured has the following characteristics: Issue Age 35, Male, Preferred Non Tobacco. The target premium for your Policy is shown on the Schedule Page of the Policy.

(2) For the first Policy Year or the first Policy Year after an increase in Specified Amount, the surrender charge equals 50% of the lesser of the target premium or $112.36 per $1,000 of the Specified Amount and decreases to 0% over ten years. The surrender charges shown in the table may not be typical of the charges you will pay. More detailed information concerning the surrender charge is available on request from your insurance agent or our Home Office. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values, including the Surrender Value, based upon the Issue Age, sex, underwriting class of the Insured, Specified Amount, planned periodic premiums, and riders requested. Please consult your insurance agent or our Home Office for information about the surrender charge.

(3) The minimum initial surrender charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year and that the Insured has the following characteristics: Issue Age 18, Female, Super Preferred Non Tobacco.

(4) The maximum initial surrender charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year and that the Insured has the following characteristics: Issue Age 80, Male, Tobacco.

(5) We currently do not assess a charge for any transfer among the Subaccounts or to or from the Declared Interest Option; however, we reserve the right to charge for the 13th and each additional transfer in a Policy Year.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Cost of Insurance Charge(6)	Monthly, on the Monthly Deduction Day

Minimum Charge(7)		$0.04 per $1,000 of Net Amount of Risk	$0.02 per $1,000 of Net Amount of Risk

Maximum Charge(8)		$7.92 per $1,000 of Net Amount of Risk	$7.47 per $1,000 of Net Amount of Risk

Charge for male Age 35 Preferred Non Tobacco with Specified Amount of $250,000 for first Policy Year		$0.09 per $1,000 of Net Amount of Risk	$0.07 per $1,000 of Net Amount of Risk

Monthly Policy Expense Charge	On Policy Date and monthly, on each Monthly Deduction Date	$10	$10 for the first 5 Policy Years and $6 thereafter

Mortality and Expense Risk Charge	Daily	1.05% (annually) of the average daily net assets of each Subaccount you are invested in	1.05% (annually) of the average daily net assets of each Subaccount you are invested in

Policy Loan Interest Spread(9)	On each Policy Anniversary	5% effective annual rate	2% effective annual rate

(6) The cost of insurance charge will vary based on the Issue Age, sex, and underwriting classification of the Insured, Accumulated Value and the Specified Amount of the Policy. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The Schedule Page of your Policy indicates the guaranteed cost of insurance rates applicable to your Policy, and more detailed information concerning your cost of insurance charge is available on request from your insurance agent or our Home Office. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values based upon the Insured’s Issue Age and underwriting class, Specified Amount, planned periodic premiums, and riders requested.

As required under applicable law, the cost of insurance charges set forth in the above table have been rounded to two decimal places. Please consult your insurance agent or our Home Office for information about your cost of insurance charge.

(7) The minimum cost of insurance charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year, and the Insured has the following characteristics: Issue Age 18, Female, Super Preferred Non Tobacco.

(8) The maximum cost of insurance charge assumes that the Policy has a Specified Amount of $50,000, the Policy is in the first Policy Year, and the Insured has the following characteristics: Issue Age 80, Male, Tobacco.

(9) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan (an effective annual rate of 8%) and the amount of interest we credit to the amounts we hold as collateral for the loan guaranteed at an effective annual rate equal to 3% (currently, an effective annual rate of 6%).

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Periodic Charges
(Optional Benefit Riders Only)

Optional Benefit Rider Charges	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Accelerated Benefit Rider(10)	Upon payment of benefit	Administrative fee–greater of 3% of the accelerated benefit amount or $300	Administrative fee—$300

Waiver of Monthly Deductions Rider(11)	Monthly, on the Monthly Deduction Day

Minimum Charge(12)		$0.02 per $1000 of Net Amount of Risk	$0.02 per $1000 of Net Amount of Risk

Maximum Charge(13)		$0.19 per $1000 of Net Amount of Risk	$0.19 per $1000 of Net Amount of Risk

Charge for male Age 35 Preferred Non Tobacco with Specified Amount of $250,000 for first Policy Year		$0.02 per $1000 of Net Amount of Risk	$0.02 per $1000 of Net Amount of Risk

Children’s Term Insurance Rider(14)	Monthly, on the Monthly Deduction Day	$0.38 per $1,000 of rider coverage amount	$0.38 per $1,000 of rider coverage amount

(10) The Company does not assess a charge for the election of the Accelerated Benefit Rider. However, we will assess an administrative fee at the time payment of an accelerated benefit amount is made. That administrative fee may vary based on your state of residence. In most states where the Company offers the Rider, the fee may vary based on the accelerated benefit amount. In all states we sell the Policy, the maximum accelerated benefit amount is $250,000. Please consult your insurance agent or our Home Office for more information about the administrative fee.

(11) The Waiver of Monthly Deductions Rider charge varies based on the age of the Insured and the Net Amount of Risk of the Policy. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding the Waiver of Monthly Deductions Rider charge is available upon request from your insurance agent or our Home Office.

(12) The minimum Waiver of Monthly Deductions Rider charge assumes that the Insured has the following characteristics: Age 18.

(13) The maximum Waiver of Monthly Deductions Rider charge assumes that the Insured has the following characteristics: Age 55.

(14) The charge for the Children’s Term Insurance Rider is $0.40 per $1,000 of the rider coverage amount if you also elect the Waiver of Monthly Deductions Rider. As required under applicable law, the charges for the Children’s Term Insurance Rider have been rounded to two decimal places. Please consult your insurance agent or our Home Office about the charge for the Children’s Term Insurance Rider.

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The following table shows the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the fiscal year ended December 31, 2007. Current and future expenses of the portfolios may be higher or lower than those shown. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Annual Portfolio Operating Expenses
(expenses that are deducted from portfolio assets)

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees and other expenses)	0.10%	1.01%

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application to your agent who, in turn, will forward the completed application to us at our Home Office. Your agent is a licensed insurance agent and a registered representative of a broker-dealer authorized to sell the Policy.

We determine the minimum Specified Amount benefit for a Policy based on the Insured’s underwriting classification when we issue the Policy. The minimum Specified Amount is $50,000 or the Specified Amount purchased by a single premium payment of at least $10,000 for standard non-tobacco and standard tobacco underwriting classes, $100,000 for preferred non-tobacco and preferred tobacco underwriting classes, and $250,000 for super preferred non-tobacco underwriting class.

Generally, the Policy is available for Insureds between Attained Ages 0-80 for standard non-tobacco and standard tobacco underwriting classes and 18-75 for super preferred non-tobacco, preferred non-tobacco and preferred tobacco underwriting classes. We can provide you with details as to these underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender.

When Insurance Coverage Takes Effect

Any insurance we issue as a result of your application will not be effective until: (a) we deliver a Policy while the proposed Insureds are alive and insurable; and (b) you pay the full first premium for that Policy. We may allow for an earlier Effective Date only as we specify in a conditional receipt that accompanies your application, subject to our underwriting rules and Policy conditions.

Canceling a Policy (Free-Look Right)

You may cancel a Policy during the free-look period by returning it to the Company, or to the agent who sold it to you. The free-look generally expires 30 days after you receive the Policy, but this period

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will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund the greater of:

(1)          the premiums paid less any withdrawal; or

(2)          the Accumulated Value on the Business Day we receive the returned Policy plus any charges we deducted.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy, subject to the right of any assignee of record and any irrevocably designated beneficiary. The Owner is the Insured unless the application specifies a different person as the Owner. If the Owner dies before the Insured and no contingent Owner is named, then Ownership of the Policy will pass to the Owner’s estate.

The Owner may exercise certain rights described below.

Selecting and Changing the Beneficiary

•                  You designate the beneficiary (the person to receive the death proceeds when the Insured dies) in the application.

•                  If you designate more than one beneficiary, then each beneficiary shares equally in any death proceeds unless the beneficiary designation states otherwise.

•                  If the beneficiary dies before the Insured, then any contingent beneficiary becomes the beneficiary.

•                  If both the beneficiary and contingent beneficiary die before the Insured, then we will pay the death proceeds to the Owner or the Owner’s estate once the Insured dies.

•                  Unless there is an irrevocable beneficiary, you can change the beneficiary by providing us with a written request while the Insured is living.

•                  The change in beneficiary is effective as of the date you sign the written request.

•                  We are not liable for any actions we take before we received the written request.

Changing the Owner

•                  You may change the Owner by providing a written request to us at any time while the Insured is alive.

•                  The change takes effect on the date you sign the written request.

•                  We are not liable for any actions we take before we received the written request.

•                  Changing the Owner does not automatically change the beneficiary and does not change the Insured.

•                  Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, our secretary or one of our officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•                  to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

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•                  to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•                  to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with these laws.

PREMIUMS

When you apply for a Policy, you may indicate your intention to pay certain scheduled premiums either monthly, semi-annually or annually. However, you have flexibility to determine the frequency and the amount of the premiums you pay. If you elect the semi-annual or annual premium payment mode (schedule), a billing statement will be sent to your mailing address requesting payment. All premium payments must be sent to our Home Office or such other office as we may designate from time to time. However, if you elect the monthly premium payment mode, you must participate in our automatic payment plan, whereby the premiums will be automatically deducted monthly from your bank account or other source. You may not pay any premiums after the Policy’s Maturity Date.

After your initial premium, you can pay subsequent premiums at any time before the Maturity Date, and in any amount of at least $15. We have the right to limit or refund any premium if (1) the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code; (2) you make a premium payment of less than $15; or (3) the premium paid in any Policy Year exceeds the target premium.

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either (1) the Insured dies, or (2) the grace period ends without a sufficient payment (see “Lapse,” below), or (3) we receive your written notice requesting a surrender of the Policy.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators.

Lapse. Under certain conditions, your Policy will enter into a 61-day grace period and possibly lapse:

•                  During the first three Policy Years, the Policy will enter a grace period if on any Monthly Deduction Day the Net Accumulated Value is not enough to pay the next monthly deduction due.

•                  After the first three Policy Years, your Policy will enter a 61-day grace period if the Net Surrender Value on any Monthly Deduction Day is not enough to pay the next monthly deduction due.

We will notify you when your Policy is in a grace period. If you do not make a sufficient payment before the end of the grace period, then your Policy will lapse. You may reinstate a lapsed Policy if you meet certain requirements. See “POLICY LAPSE AND REINSTATEMENT.”

Tax-free Exchanges (1035 Exchanges). We may accept as all or part of your initial premium, money from another life insurance contract insuring the same Insured that qualified for a tax-free exchange under Section 1035 of the Internal Revenue Code, contingent upon receipt of the cash from that contract. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

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Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your net premium to one or more Subaccounts and to the Declared Interest Option according to the following rules:

•                  You must allocate at least 10% of each net premium to any available Subaccount or the Declared Interest Option you select.

•                  Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•                  As long as your Policy is in force and has a positive Net Accumulated Value, you can change the allocation instructions for additional net premiums without charge by providing us with a signed, written notification on a form we deem acceptable. Any change in allocation instructions will be effective on the Business Day on or next following the date we receive the signed form at our Home Office.

Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

This paragraph and the next one following describe how we handle money you send us. For purposes of this description, the “Policy Settle Date” is the date when all administrative and underwriting requirements have been satisfied and we have received sufficient initial premium; and “Policy Allocation Date” is the 35th day after the date we print the Policy for processing and mailing to your agent/registered representative, for delivery to you. The Policy Settle Date usually occurs before the Policy Allocation Date.

We will place any amounts we receive before the Policy Settle Date in a non-interest bearing suspense account until the Business Day on or next following the Policy Settle Date, at which time we will transfer net premiums from the suspense account to the Money Market Subaccount (i.e., the Subaccount investing in the Prime Reserve Portfolio). However, if the Policy Settle Date occurs on or after the Policy Allocation Date, we will allocate net premiums from the suspense account to the Subaccounts and the Declared Interest Option in accordance with the net premium allocation percentages shown in the application. We will also place any net premiums we receive on or after the Policy Settle Date but before the Policy Allocation Date in the Money Market Subaccount. On the Business Day on or next following the Policy Allocation Date, we will transfer all of the Accumulated Value in the Money Market Subaccount to the Subaccounts and the Declared Interest Option in accordance with the net premium allocation percentages shown in the application. We will allocate any net premiums received on or after the later of the Policy Settle Date and the Policy Allocation Date on the Business Day we receive such premiums, in accordance with the net premium allocation percentages shown in the application or any more recent written instructions. We must receive a net premium prior to 3:00 p.m. Central Time for the net premium to be allocated that Business Day. Net premiums received at or after 3:00 p.m. Central Time will be allocated on the following Business Day. We will not count the transfers described above for purposes of calculating any transfer charge.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent agents fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis. Transaction requests received on the day after Thanksgiving and any other Company holiday when the New York Stock Exchange is open for trading will be processed using the unit values of those days notwithstanding that the Home Office will be closed although the Company mailroom and the New York Stock Exchange will be open.

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POLICY VALUES

Accumulated Value

Accumulated Value serves as the starting point for calculating values under a Policy.

Accumulated Value:

•                  equals the sum of all values in the Declared Interest Option and in each Subaccount;

•                  is determined as of the Policy Date and on each Business Day as of 3:00 p.m. Central Time; and

•                  has no guaranteed minimum amount and may be more or less than premiums paid.

Net Accumulated Value equals the Accumulated Value minus any Indebtedness.

Net Surrender Value

The Net Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Net Surrender Value at the end of the Valuation Period when we receive your written surrender request.

Net Surrender Value on any Business Day equals:

•                  the Accumulated Value as of such date; minus

•                  any surrender charges as of such date; minus

•                  any outstanding Indebtedness.

Variable Accumulated Value

The Variable Accumulated Value is equal to the sum of the Accumulated Value in each Subaccount. At the end of any Valuation Period, a Subaccount’s Accumulated Value is equal to the number of units that the Policy has in the Subaccount, multiplied by the unit value of that Subaccount.

The number of units in any Subaccount on any Business Day equals:

•                  the initial units purchased at the unit value on the Business Day on or next following the Policy Allocation Date (see “PREMIUMS—Allocating Premiums” above); plus

•                  units purchased with additional net premiums; plus

•                  units purchased via transfers from another Subaccount or the Declared Interest Option; minus

•                  units redeemed to pay for monthly deductions; minus

•                  units redeemed to pay for partial withdrawals; minus

•                  units redeemed as part of a transfer to another Subaccount or the Declared Interest Option including transfers to secure Policy loans.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period.

Unit Value

We determine a unit value for each Subaccount to reflect how investment performance affects the Policy values. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at $10 per unit on the Business Day when the Subaccount first purchased portfolio shares. The unit value may increase or decrease from one Valuation Period to the next.

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The unit value of any Subaccount at the end of a Valuation Period is calculated by dividing (a) by (b) where:

a)              is:

1)              the value of the net assets of the Subaccount at the end of the preceding Valuation Period; plus

2)              the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the unit value is being determined; minus

3)              the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus

4)              any amount charged against the Subaccount for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of that Subaccount; minus

5)              the daily equivalent of the mortality and expense risk charge.

b)             is the number of units outstanding at the end of the preceding Valuation Period.

We determine a unit value for each Subaccount as of 3:00 p.m. Central Time each Business Day.

Declared Interest Option Accumulated Value

On the Business Day on or next following the date premiums are allocated (see “PREMIUMS—Allocating Premiums” above), the Declared Interest Option Accumulated Value is equal to the amount allocated to the Declared Interest Option, less the portion of any monthly deduction taken from the Declared Interest Option.

The Declared Interest Option Accumulated Value at the end of any Valuation Period equals:

•                  the Declared Interest Option Accumulated Value at the end of the preceding Valuation Period; plus

•                  the total net premiums allocated to the Declared Interest Option since the end of the preceding Valuation Period; plus

•                  any amounts transferred to the Declared Interest Option; plus

•                  interest credited to the Declared Interest Option; minus

•                  amounts charged to pay for monthly deductions; minus

•                  amounts withdrawn or transferred from the Declared Interest Option.

DEATH BENEFIT

Death Proceeds

As long as the Policy is in force, we will pay the death proceeds to the primary beneficiary or a contingent beneficiary once we receive satisfactory proof of the Insured’s death at our Home Office and after any necessary claims requirements or investigations are completed. We may require you to return the Policy. If the beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the death proceeds to the Owner or the Owner’s estate. We will pay the insurance proceeds in a lump sum or under a payment option. See “Additional Policy Information—Payment of Policy Benefits” in the Statement of Additional Information (“SAI”).

Death Proceeds Equal:

•                  the death benefit (described below); plus

•                  premiums paid after the date of death; minus

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•                  any past due monthly deductions; minus

•                  any outstanding Indebtedness on the date of death.

If all or part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured’s death to the date we make payment.

An increase in the Specified Amount may increase the death benefit and a decrease in the Specified Amount may decrease the death benefit.

We may further adjust the amount of the death proceeds under certain circumstances. See “Additional Policy Information—Our Right to Contest the Policy” and “Misstatement of Age or Sex” in the SAI.

Death Benefit

The death benefit is the greater of:

•                  the Specified Amount on the Insured’s date of death; or

•                  the Accumulated Value on the Insured’s date of death multiplied by the applicable death benefit factor for the Insured’s Attained Age, gender, and underwriting classification from the Table of Death Benefit Factors in Appendix A.

Your death benefit does not change unless the death benefit factor multiplied by the Accumulated Value is greater than the Specified Amount. Then the death benefit will vary as the Accumulated Value varies.

Changing the Specified Amount

You select the Specified Amount when you apply for the Policy. You may change the Specified Amount at any time after the end of the first Policy Year, subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. Changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so. See “FEDERAL TAX CONSIDERATIONS.”

Increasing the Specified Amount

•                  You may increase the Specified Amount before the Insured reaches age 80 by submitting a written request and providing evidence of insurability satisfactory to us at our Home Office. For evidence of insurability to be satisfactory to us the Insured and the increased coverage must comply with all of our underwriting limits and requirements. The increase will be effective on the next Monthly Deduction Day after we approve the increase request.

•                  The minimum increase is $50,000 for standard non-tobacco and standard tobacco underwriting classes, $100,000 for preferred non-tobacco and preferred tobacco underwriting classes, and $250,000 for super preferred non-tobacco underwriting class.

•                  Increasing the Specified Amount will result in additional surrender charges on the increase amount that will last for 10 years from the date of the increase.

•                  A different cost of insurance charge may apply to the increase in Specified Amount, based on the Insured’s circumstances at the time of the increase.

•                  The Accumulated Value must be sufficient to cover all surrender charges.

•                  You must pay premium sufficient to cover the first month’s cost of insurance charge following deduction of all applicable expense charges unless the Policy has enough Accumulated Value to cover the cost of insurance charge.

Decreasing the Specified Amount

•                  You must submit a written request to decrease the Specified Amount to us at our Home Office.

•                  The minimum decrease is $25,000.

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•                  You may not decrease the Specified Amount below the minimum Specified Amount shown on the Policy schedule page.

•                  Any decrease will be effective on the next Monthly Deduction Day after we process your written request.

•                  For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.

•                  Decreasing the Specified Amount will not affect the surrender charges.

SURRENDERS AND PARTIAL WITHDRAWALS

Surrenders

You may make a written request, on a form(s) acceptable to us, to surrender your Policy for its Net Surrender Value as calculated at the end of the Business Day when we receive your request at our Home Office. If we receive your written request to surrender the Policy prior to 3:00 p.m. Central Time, we will calculate the Net Surrender Value for your Policy as of 3:00 p.m. Central Time that Business Day. If we receive your written request to surrender the Policy at or after 3:00 p.m. Central Time, we will calculate the Net Surrender Value for your Policy as of 3:00 p.m. Central Time on the following Business Day. A surrender may have tax consequences. See “FEDERAL TAX CONSIDERATIONS—Tax Treatment of Policy Benefits.”

•                  The Insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. We may require that you return the Policy.

•                  If you surrender your Policy during the first 10 Policy Years (or during the first 10 years after an increase in the Specified Amount), you will incur a surrender charge. See “CHARGES AND DEDUCTIONS—Surrender and Withdrawal Charges.”

•                  Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•                  We will usually pay the Net Surrender Value in a lump sum within seven days unless you request other arrangements. See “Additional Policy Information—Payment of Policy Benefits” in the SAI.

Partial Withdrawals

Prior to the Maturity Date while the Insured is alive, you may request to withdraw a portion of your Net Surrender Value subject to certain conditions.

•                  You must: (1) make your request in writing to us at our Home Office on a form(s) acceptable to us, and (2) request at least $500.

•                  You may not withdraw an amount that would leave a Net Surrender Value of less than $5,000.

•                  For each withdrawal, we deduct (from the amount withdrawn) a fee equal to the lesser of $25 or 2% of the amount withdrawn. See “CHARGES AND DEDUCTIONS—Surrender and Withdrawal Charges.”

•                  You can specify the Subaccount(s) and/or Declared Interest Option from which to make the withdrawal; otherwise we will deduct the amount (including any fee) from the Subaccounts and the Declared Interest Option on a pro-rata basis (that is, according to the percentage of Accumulated Value contained in each Subaccount and the Declared Interest Option).

•                  We will process the withdrawal at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written request for withdrawal prior to

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3:00 p.m. Central Time, we will process the withdrawal at the unit values calculated as of 3:00 p.m. Central Time that Business Day. If we receive your written request for withdrawal at or after 3:00 p.m. Central Time, we will process the withdrawal at the unit values calculated as of 3:00 p.m. Central Time on the following Business Day.

•                  We generally will pay a withdrawal request from the Subaccounts within seven days after the Business Day when we receive the request. We reserve the right to defer any withdrawals from the Declared Interest Option for up to six months (or any shorter period required by law).

•                  A partial withdrawal would lower the Accumulated Value, death benefit, and Specified Amount. The Specified Amount after the withdrawal must not be less than the minimum Specified Amount shown on the Policy schedule page.

•                  Partial withdrawals may have tax consequences. See “FEDERAL TAX CONSIDERATIONS—Tax Treatment of Policy Benefits.”

TRANSFERS

You may make an unlimited number of transfers in any Policy Year from among the Subaccounts or to or from the Declared Interest Option. We determine the amount you have available for transfer at the end of the Valuation Period when we receive your transfer request. The following features apply to transfers under the Policy:

•                  You may request transfers in writing to us at our Home Office (in a form we accept) or by telephone.

•                  You must transfer at least $100, or, if less, the total Accumulated Value in the Subaccount or Declared Interest Option (less amounts securing Policy loans).

•                  You may not transfer more than 50% of the Net Accumulated Value in the Declared Interest Option on any day unless the balance following the transfer would be less than $1,000, in which case you may transfer the full Net Accumulated Value in the Declared Interest Option.

•                  We may currently deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. We may increase this charge up to $40. Transfers we effect from the Declared Interest Option, and transfers resulting from loans, dollar cost averaging, and asset rebalancing are NOT treated as transfers for purposes of the transfer charge.

•                  We process transfers at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. Central Time, we will process the transfer at the unit values calculated as of 3:00 p.m. Central Time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. Central Time, we will process the transfer at the unit values calculated as of 3:00 p.m. Central Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

•                  We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Declared Interest Option) involved. We will treat all transfer requests received during the same Valuation Period as a single request.

You may request telephone transfer privileges in your Policy application. The telephone transfer privileges allow you to give authority to any person to make telephone transfers. To make a telephone transfer, you may call 1-866-288-2172.

Please note the following regarding telephone transfers:

•                  We are not liable for any claim, loss, damage, liability, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

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•

We will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•	We reserve the right to suspend telephone transfer privileges at any time.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to the Home Office.

The corresponding portfolio of any Subaccount determines its net asset value per share once daily, as of the close of the regular business session of the New York Stock Exchange (“NYSE”) (usually 3:00 p.m. Central Time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

Additional Limitations on Transfers

When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under the Policy causes frequent purchases and redemptions of shares of the Portfolios.

Frequent purchases and redemptions of shares of the Portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Portfolio at a price that does not reflect the current market value of the portfolio securities of the Portfolio, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the Portfolios may increase brokerage and administrative costs of the Portfolios, and may disrupt a Portfolio’s management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase the Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, impose certain restrictions on your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

If transfer activity violates our established parameters, we may require you to make your transfer requests in writing by regular mail through the U. S. Postal Service, or otherwise restrict telephone and facsimile transfer privileges. We will not grant waivers or make exceptions to, or enter into special

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arrangements with, any Owners who violate these parameters, although we may vary our policies and procedures among our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If we impose any restrictions on your transfer activity, we will notify you in writing.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. In addition, our ability to discourage frequent transfer activity may be limited by provisions of the Policy. As a result, despite our efforts to discourage frequent transfers among the Subaccounts available under the Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice:

•	to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Policies, or Portfolio shareholders generally;

•	to comply with state or federal regulatory requirements; or

•	for any other reason we deem necessary or appropriate.

In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Portfolio. If a Portfolio’s policies and procedures require it to restrict or refuse transactions by the Separate Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. We are legally obligated to provide (at the Portfolios’ request) information about each amount you cause to be deposited into a Portfolio (including by way of premium payments and transfers under your Policy) or removed from the Portfolio (including by way of withdrawals and transfers under your Policy). If a Portfolio identifies you as having violated the Portfolio’s frequent trading policies and procedures, we are obligated, if the Portfolio requests, to restrict or prohibit any further deposits or exchanges by you in respect of that Portfolio. Under rules adopted by the Securities and Exchange Commission, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Portfolio. Accordingly, if you do not comply with any Portfolio’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Portfolio or directing any transfers or other exchanges involving that Portfolio. You should review and comply with each Portfolio’s frequent trading policies and procedures, which are disclosed in the Portfolios’ current prospectuses.

Owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as separate accounts funding variable insurance contracts. The omnibus

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orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the other insurance companies that may invest in the Portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of Portfolio shares, as well as the contract owners of all of the insurance companies, including the Company, whose subaccounts correspond to the affected Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Owners.

To the extent permitted by applicable law, we reserve the right to defer transfer privileges at any time that we are unable to purchase or redeem shares of any of the Portfolios available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses of the Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

OTHER PROGRAMS

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program by completing an election form and forwarding it to our Home Office. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time by systematically and automatically transferring, on a monthly basis, specified dollar amounts from the Money Market Subaccount (i.e, the Subaccount investing in the T. Rowe Price Prime Reserve Portfolio) to any other Subaccount(s) or the Declared Interest Option. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high.

We do not assure the success of this strategy, and we cannot guarantee that dollar cost averaging will result in a profit to you or will protect you against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. There is no additional charge for dollar cost averaging. To participate in dollar cost averaging, you must place at least $1,000 in the Money Market Subaccount (i.e. the Subaccount investing in the T. Rowe Price Prime Reserve Portfolio). You may elect to discontinue dollar cost averaging at any time by forwarding a written request to our Home Office.

A transfer under the dollar cost averaging program is not considered a transfer for purposes of assessing the transfer charge. The following rules apply to the dollar cost averaging program:

•	The minimum amount of each transfer is $100.

•	The maximum number of Subaccounts you may select at any one time is 10, plus the Declared Interest Option.

•	You select the date to begin this program and it will occur on the same date each month, or on the next Business Day.

•

We will terminate this option upon your written request to our Home Office, or if the money in the Money Market Subaccount (i.e. the Subaccount investing in the T. Rowe Price Prime Reserve Portfolio) is inadequate.

•	You cannot use dollar cost averaging in combination with the asset rebalancing program.

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We may also modify, suspend, or discontinue the dollar cost averaging program at any time. More detailed information concerning our dollar cost averaging program is available upon request from our Home Office.

Asset Rebalancing Program

We also offer an asset rebalancing program under which we will automatically reallocate your Accumulated Value among the Subaccounts and the Declared Interest Option each year to return your Accumulated Value to your most recent premium allocation percentages. Accumulated Value allocated to each Subaccount and the Declared Interest Option will grow or decline in value at different rates. The asset rebalancing program will transfer Accumulated Value from those Subaccounts and the Declared Interest Option that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that you will not have losses or that you will meet your financial goals.

You may elect to participate in the asset rebalancing program by completing an election form and forwarding it to our Home Office. There is no additional charge for participating in the program.

You may elect to discontinue asset rebalancing at any time by forwarding a written request to our Home Office.

The following rules apply to the asset rebalancing program:

•	The maximum number of Subaccounts you may select at any one time is 10, plus the Declared Interest Option.

•	Rebalancing will occur annually on the Business Day on or next following the fifth calendar day after your Policy Anniversary.

•	You cannot use asset rebalancing in combination with dollar cost averaging.

•	Any reallocation which occurs under the asset rebalancing program will not be considered a transfer for purposes of assessing the transfer charge.

We may also modify, suspend, or discontinue the asset rebalancing program at any time. More detailed information concerning our asset rebalancing program is available upon request from our Home Office.

Asset Allocation

You may select one of several available asset allocation model portfolios, each of which represents a combination of Subaccounts with a different level of risk. Asset allocation is the process of investing in different asset classes such as equity funds, fixed income funds, and money market funds depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. The asset allocation models are fully described in a separate brochure. We may add or delete such models in the future.

No personalized investment advice is provided in connection with the asset allocation model and you should not rely on a model as providing individualized investment recommendations to you. The models are considered “static” because once you have selected a model portfolio, the Subaccounts and the percentage of policy value allocated to each Subaccount cannot be changed without your consent.

The models are available at no additional charge. You may elect this option at the time you purchase your Policy or at a later date by contacting your registered representative to review the available asset allocation models. If you select this option, it will remain in effect until we receive a written termination request from you at our Home Office.

You may also participate in the asset rebalancing program under which the values in the Subaccounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. If you do not participate in the asset rebalancing program, your model portfolio will not rebalance back to the initial percentages of the model you selected and over time

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Subaccount performance may cause your Policy’s allocation percentages to change. We do not change your original percentage allocations among the Subaccounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party consultant who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Policies issued on or after the date the new model goes into effect or to Owners who elect an asset allocation model on or after that date. Owners who have selected an existing asset allocation model may make an independent decision to change their asset allocations at any time. You should consult your investment professional periodically to consider whether the model you have selected is still appropriate for you.

LOANS

While the Policy is in force, you may borrow money from us using the Policy as the only collateral for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

Loan Conditions

•	You must request a loan in writing (in a form that is acceptable to us). You should forward your request to us at our Home Office.

•	The maximum loan you may take is the Surrender Value.

•

When you take out a loan, an amount equal to the loan will be segregated within the Declared Interest Option as security for the loan. Unless you instruct us otherwise, amounts segregated as security for the loan will be allocated from the Declared Interest Option and transferred from the Subaccounts on a proportional basis. Amounts that secure a loan may earn less interest than other amounts in the Declared Interest Option, but in no event less than the guaranteed rate of 3%. We will determine any interest credited in excess of the guaranteed rate at our sole discretion.

•	We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions.

•

We charge you an annual interest rate of 8.00% on your loan. Interest is due and payable on each Policy Anniversary. Unpaid interest becomes part of the outstanding loan and accrues additional interest if it is not paid when due.

•	You may repay all or part of your Indebtedness at any time. The payment must be clearly marked as “loan repayments” or they will be credited as premiums if they meet minimum premium requirements.

•

Upon each loan repayment, the portion of the Accumulated Value in the Declared Interest Option securing the repaid portion of the loan will no longer be segregated within the Declared Interest Option as security for the loan, and unless you instruct us otherwise, it will remain in the Declared Interest Option and/or be transferred to the Subaccounts in accordance with your current net premium allocation instructions. At that time, interest earned on such amount will be credited against interest accrued on the loan.

•	We deduct any Indebtedness from the Accumulated Value upon surrender, and from the death proceeds payable on the Insured’s death.

•

If your Indebtedness equals or exceeds the Accumulated Value less any applicable surrender charge (thereby reducing the Net Surrender Value to zero), then your Policy will enter a grace period. See “POLICY LAPSE AND REINSTATEMENT.”

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POLICY LAPSE AND REINSTATEMENT

Lapse

If your Policy enters into a grace period, we will mail a notice to your last known address. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits.

Reinstatement

Unless you have surrendered your Policy for its Net Surrender Value, you may reinstate a lapsed Policy at any time within 5 years after the end of the grace period (and prior to the Maturity Date) by submitting all of the following items to us at our Home Office:

1.	a written notice requesting reinstatement;

2.	evidence of insurability we deem satisfactory;

3.	payment or reinstatement of any Indebtedness;

4.	payment of enough premium to keep the Policy in force for at least 3 months; and

5.	payment of the cost of insurance for the 61-day grace period that was in effect prior to termination of the Policy.

The effective date of reinstatement will be the first Monthly Deduction Day on or next following the date we approve your application for reinstatement. We reserve the right to decline a reinstatement request.

THE COMPANY AND THE DECLARED INTEREST OPTION

Southern Farm Bureau Life Insurance Company

Southern Farm Bureau Life Insurance Company was incorporated on October 30, 1946, as a stock life insurance company in the State of Mississippi and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 13 jurisdictions: the states of Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Texas, and Virginia; and the Commonwealth of Puerto Rico. Our principal offices are at 1401 Livingston Lane, Jackson, Mississippi 39213.

The Declared Interest Option

The Declared Interest Option is part of our general account. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. Subject to applicable law, the Company has sole discretion over investment of the Declared Interest Option’s assets. The Company bears the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option will accrue interest daily at a net effective annual interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. Accumulated Value in the Declared Interest Option will not share in the investment performance of our general account.

The Company, in its sole discretion, may establish a current interest rate that will accrue daily on amounts held in the Declared Interest Option. For each amount allocated or transferred to the Declared Interest Option, we apply the current interest rate. We reserve the right to declare a new current interest rate on this amount and accrued interest thereon, in our sole discretion. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 3% guaranteed rate.

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We have not registered the Declared Interest Option with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Declared Interest Option.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Separate Account

We established Southern Farm Bureau Life Variable Life Account as a separate investment account under Mississippi law on October 16, 2000. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as an unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

We have divided the Separate Account into Subaccounts, each of which invests in shares of one portfolio among the following Funds:

•	T. Rowe Price Equity Series, Inc. (managed by T. Rowe Price Associates, Inc.)

•	T. Rowe Price Fixed Income Series, Inc. (managed by T. Rowe Price Associates, Inc.)

•	Fidelity Variable Insurance Products Funds (managed by Fidelity Management & Research Company)

•	Franklin Templeton Variable Insurance Products Trust (managed by Franklin Advisers, Inc., Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC)

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a Subaccount of the Separate Account reflect the Subaccount’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, we reserve the right to:

1.

Deregister the Separate Account under the Investment Company Act of 1940 if such registration is no longer required, or operate the Separate Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

2.	Restrict or eliminate any voting rights of owners, or other persons who have voting rights as to the Separate Account;

3.	Remove, add, or combine the Separate Account with other separate accounts and/or create new Separate Accounts;

4.	Make any changes required by the Investment Company Act of 1940 or any other law;

5.	Transfer assets supporting Policies from one Subaccount to another or from one Separate Account to another separate account;

6.	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

7.	Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at our discretion; and

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8.	Modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.

We may substitute another Subaccount, portfolio, or insurance company separate account under the Policy if, in our judgment, investment in a Subaccount or portfolio would no longer be possible or becomes inappropriate to the purpose of the Policy, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. We will not make any such substitution or other changes without receiving any necessary prior approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

The Portfolios

Each Subaccount of the Separate Account invests exclusively in shares of one portfolio. Each portfolio is part of a Fund that is registered with the Securities and Exchange Commission as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the Securities and Exchange Commission.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain Subaccounts and corresponding portfolios may not be available to residents of some states.

The following table summarizes each portfolio’s investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the portfolios, which are printed following the Policy prospectus. You should read these prospectuses carefully.

Portfolio	Investment Objective and Principal Investments

T. Rowe Price Equity Income Portfolio	•

This Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The Portfolio will normally invest at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

	•	T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

T. Rowe Price Personal Strategy Balanced Portfolio	•

This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities. The Portfolio will invest at least 25% of total assets in senior fixed-income securities.

	•	T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

T. Rowe Price Blue Chip Growth Portfolio	•

This Portfolio seeks to provide long-term capital growth. Income is a secondary objective. The Portfolio will normally invest at least 80% of net assets in the common stocks of large and medium-sized blue chip growth companies.

	•	T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

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Portfolio	Investment Objective and Principal Investments

T. Rowe Price Limited-Term Bond Portfolio	•

This Portfolio seeks a high level of income consistent with moderate fluctuations in principal value. The Portfolio normally invests at least 80% of its net assets in bonds and 65% of total assets in short- and intermediate-term bonds. There are no maturity limitations on individual securities purchased, but the fund’s average effective maturity will not exceed five years.

	•	T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

T. Rowe Price Prime Reserve Portfolio	•

This Portfolio seeks preservation of capital and liquidity and, consistent with these, the highest possible current income. This Portfolio invests in high-quality U.S. dollar-denominated money market securities. An investment in the T. Rowe Price Prime Reserve Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

	•	T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

Fidelity VIP Growth Portfolio (Initial Class)	•

This Portfolio seeks capital appreciation, normally investing primarily in common stocks, investing in companies the adviser believes have above-average growth potential, and investing in domestic and foreign issuers.

•

Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited serve as sub-advisers.

Fidelity VIP High Income Portfolio (Initial Class)	•

This Portfolio seeks a high level of current income, while also considering growth of capital, normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities, potentially investing in non-income producing securities, including defaulted securities and common stocks, investing in companies in troubled or uncertain financial condition, and investing in domestic and foreign issuers.

•

Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited serve as sub-advisers.

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Portfolio	Investment Objective and Principal Investments

Fidelity VIP Overseas Portfolio (Initial Class)	•

This Portfolio seeks long-term growth of capital, normally investing at least 80% of assets in non-U.S. securities, normally investing primarily in common stocks, and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

•

Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited serve as sub-advisers.

Fidelity VIP Contrafund® Portfolio (Initial Class)	•

This Portfolio seeks long-term capital appreciation, normally investing primarily in common stocks, investing in securities of companies whose value the adviser believes is not fully recognized by the public, investing in domestic and foreign issuers, and investing in either growth stocks or value stocks or both.

•

Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited serve as sub-advisers.

Fidelity VIP Index 500 Portfolio (Initial Class)	•

This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500, normally investing at least 80% of assets in common stocks included in the S&P 500, and lending securities to earn income.

	•	Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc. and Geode Capital Management, LLC serve as sub-advisers.

Fidelity VIP Mid Cap Portfolio (Initial Class)	•

This Portfolio seeks long-term growth of capital, normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Index or the S&P MidCap 400 Index), potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, and investing in either growth stocks or value stocks or both.

•

Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited serve as sub-advisers.

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Portfolio	Investment Objective and Principal Investments

Fidelity VIP Disciplined Small Cap Portfolio (Initial Class)	•

This Portfolio seeks capital appreciation, normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index or the S&P SmallCap 600 Index), investing in domestic and foreign issuers, and investing in either growth stocks or value stocks or both.

	•	Fidelity Management & Research Company serves as the investment adviser to the Portfolio. Geode Capital Management, LLC and FMR Co., Inc. serve as sub-advisers.

Fidelity VIP Dynamic Capital Appreciation Portfolio (Initial Class)	•	This Portfolio seeks capital appreciation, normally investing primarily in common stocks, investing in domestic and foreign issuers, and investing in either growth stocks or value stocks or both.

•

Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serve as sub-advisers.

Fidelity VIP Equity-Income Portfolio (Initial Class)	•

This Portfolio seeks reasonable income, and will also consider the potential for capital appreciation, with a goal of achieving a yield which exceeds the composite yield on the securities comprising the S&P 500 Index. The Portfolio normally invests at least 80% of assets in equity securities, normally investing primarily in income-producing equity securities, potentially investing in other types of equity securities and debt securities, including lower-quality debt securities, and investing in domestic and foreign issuers.

•

Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serve as sub-advisers.

Fidelity VIP Investment Grade Bond Portfolio (Initial Class)	•

This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. The Portfolio normally invests at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities, managing the Portfolio to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index, allocating assets across different market sectors and maturities, investing in domestic and foreign issuers, and potentially investing in lower-quality debt securities.

•

Fidelity Management & Research Company serves as the investment adviser to the Portfolio. Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, and Fidelity International Investment Advisors (U.K.) Limited serve as sub-advisers.

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Portfolio	Investment Objective and Principal Investments

Fidelity VIP Value Strategies Portfolio (Initial Class)	•

This Portfolio seeks capital appreciation, normally investing primarily in common stocks, investing in securities of companies the adviser believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, or growth potential, focusing investments in medium-sized companies (but also may invest substantially in larger or smaller companies), and investing in domestic and foreign issuers.

•

Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serve as sub-advisers.

Franklin Income Securities Fund (Class 1)	•

This Portfolio seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio normally invests in both equity and debt securities. The Portfolio seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the adviser believes are attractive.

	•	Franklin Advisers, Inc. serves as the investment adviser to the Portfolio.

Franklin Small Cap Value Securities Fund (Class 1)	•

This Portfolio seeks long-term total return. The Portfolio normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities.

	•	Franklin Advisory Services, LLC serves as the investment adviser to the Portfolio.

Franklin Small-Mid Cap Growth Securities Fund (Class 1)	•

This Portfolio seeks long-term capital growth. The Portfolio normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies and normally invests predominantly in equity securities.

	•	Franklin Advisers, Inc. serves as the investment adviser to the Portfolio.

Mutual Shares Securities Fund (Class 1)	•

This Portfolio seeks capital appreciation, with income as a secondary goal. The Portfolio normally invests primarily in U.S. and foreign equity securities that the adviser believes are undervalued. The Portfolio also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

	•	Franklin Mutual Advisers, LLC serves as the investment adviser to the Portfolio.

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Portfolio	Investment Objective and Principal Investments

Templeton Global Income Securities Fund (Class 1)	•

This Portfolio seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Portfolio normally invests mainly in debt securities of governments and their political subdivisions and agencies, supernational organizations and companies located anywhere in the world, including emerging markets.

	•	Franklin Advisers, Inc. serves as the investment adviser to the Portfolio.

Franklin Rising Dividends Securities Fund (Class 1)	•

This Portfolio seeks long-term capital appreciation, with preservation of capital as an important consideration. The Portfolio normally invests at least 80% of its net assets in investments of companies that have paid rising dividends, and normally invests predominantly in equity securities.

	•	Franklin Advisory Services, LLC serves as the investment adviser to the Portfolio.

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment results of any of the portfolios available under the Policy will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

Voting Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that correspond to the amount of Accumulated Value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive from Owners. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took such action.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

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Services and benefits we provide:

•	the death benefit, cash, and loan benefits under the Policy

•	investment options, including premium allocations

•	administration of elective options

•	the distribution of reports to Owners

Costs and expenses we incur:

•	costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders)

•	overhead and other expenses for providing services and benefits

•	sales and marketing expenses

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risk we assume:

•	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

•	that the costs of providing the services and benefits under the Policies exceed the charges we deduct

•	investment risk associated with the Declared Interest Option.

Premium Expense Charge

We deduct a premium expense charge from each premium payment to compensate us for Policy-related distribution expenses. We credit the remaining amount (the net premium) to your Accumulated Value according to your allocation instructions. For each Policy Year, we currently deduct a premium expense charge equal to 10% of the premium paid in that Policy Year up to the target premium and 3% of such premium paid in that Policy Year in excess of the target premium. We may change the premium expense charge, but we guarantee that it will not exceed 12% of all premiums paid.

Monthly Deduction

We deduct a monthly deduction from the Accumulated Value on the Policy Date and on each Monthly Deduction Day. We will make deductions from each Subaccount and the Declared Interest Option on a pro-rata basis (i.e., in the same proportion that the value in each Subaccount and the Declared Interest Option (excluding amounts securing loans) bears to the total Accumulated Value (excluding amounts securing loans) on the Monthly Deduction Day). Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction has three components:

•	a cost of insurance charge;

•	a monthly Policy expense; and

•	charges for any riders.

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Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (issue age and duration, sex, underwriting class, Specified Amount and Accumulated Value) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day.

We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If we approve an increase in your Policy’s Specified Amount, then a different underwriting class (and a different cost of insurance charge) may apply to the increase, based on the Insured’s circumstances at the time of the increase.

Cost of Insurance Charge is computed as (a) multiplied by (b) divided by (c), plus (d), where:

(a)          is the monthly cost of insurance rate;

(b)         is the death benefit, divided by 1.0024663, less the Accumulated Value;

(c)          is 1,000; and

(d)         is the cost of any flat extra premium shown on the Policy schedule page for any Specified Amount, times that Specified Amount divided by 1,000.

We base the cost of insurance rates on the Insured’s Attained Age, sex, underwriting class, Specified Amount, and the duration of the Policy from issue or from Specified Amount increase. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the appropriate (Male or Female, Smoker or Non-Smoker) 2001 Commissioners’ Standard Ordinary (C.S.O.) Mortality Table and the Insured’s age and underwriting class. For standard and preferred underwriting classes, these guaranteed rates will never be greater than the rates in the 2001 C.S.O. tables.

Monthly Policy Expense Charge. Each month we deduct a $10 monthly Policy expense charge for the first 5 Policy Years, and a $6 monthly Policy expense charge thereafter, to compensate us for expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. We may increase this charge to a maximum of $10 per month.

Charges for Riders. The monthly deduction includes charges for specific supplemental insurance benefits you add to your Policy by rider. See “Supplemental Benefits and Riders.”

Mortality and Expense Risk Charge

We deduct a daily charge from each Subaccount (not the Declared Interest Option) to compensate us for certain mortality and expense risks we assume. The mortality risk is that an Insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge is equal to:

•                  the assets in each Subaccount, multiplied by

•                  0.0028618%, which is the daily portion of the annual mortality and expense risk charge rate of 1.05% during all Policy Years.

We will not increase this charge. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose including covering distribution expenses.

Surrender and Withdrawal Charges

Surrender Charges. If you fully surrender your Policy (or it lapses) during the first 10 Policy Years, we deduct surrender charges from your Accumulated Value and pay the remaining amount (less any outstanding Indebtedness) to you. The payment you receive is called the Net Surrender Value. An additional 10-year surrender charge is associated with each Specified Amount increase. We calculate

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the surrender charges as a percentage of the Surrender Charge Base for the period in which the surrender occurs as follows:

Policy Year	Surrender Charge as a Percentage of Surrender Charge Base
1	50%
2	45%
3	40%
4	35%
5	30%
6	25%
7	20%
8	15%
9	10%
10	5%
11+	0%

The “Surrender Charge Base” is an amount equal to the lesser of the target premium or $112.36 per $1,000 of the Specified Amount.

If a surrender occurs following one or more increases in Specified Amount, the additional surrender charge that is associated with each increase is calculated using the Surrender Charge Base for that increase. The target premium used to calculate the Surrender Charge Base for an increase is the target premium for that increase.

A decrease in Specified Amount will not decrease the surrender charges.

As provided in the Policy, under certain circumstances surrender charges may be reduced or waived. Please consult your registered representative or our Home Office about reduction or waiver of surrender charges.

Withdrawal Charge. You may request a partial withdrawal from your Accumulated Value. For each withdrawal, we will deduct from the amount withdrawn a fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge

•                  We currently allow you to make 12 transfers each Policy Year free of charge.

•                  We may currently charge $25 for the 13th and each additional transfer among the Subaccounts and Declared Interest Option during a Policy Year. We will not increase this charge above $40.

•                  For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Declared Interest Option) affected by the transfer.

•                  We deduct the transfer charge from the amount being transferred.

•                  Transfers we effect to reallocate amounts on and prior to the Policy Allocation Date (see “PREMIUMS—Allocating Premiums”), and transfers due to dollar cost averaging, asset rebalancing, or loans, do NOT count as transfers for the purpose of assessing this charge.

Portfolio Expenses

The value of the net assets of each Subaccount reflects the investment advisory (management) fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For

34

further information, see the portfolios’ prospectuses and the Annual Portfolio Operating Expenses table included in the Summary of this prospectus.

FEDERAL TAX CONSIDERATIONS

The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Internal Revenue Code (“Code”) in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain innovative features of the Policy are not directly addressed by the Code, and/or there is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. There is more uncertainty with respect to Policies issued on a substandard premium class basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the Owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner’s right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. We do not believe that the ownership rights of an Owner under the Policy would result in any Owner being treated as the owner of the assets of the Separate Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as variable life insurance contracts for federal tax purposes. The Separate Account and its Subaccounts, through each Portfolio, intends to comply with the diversification requirements prescribed in regulations under Section 817(h), which affect how the assets in each Portfolio may be invested. We do not have control over the Portfolios or their investments. Nonetheless, the Company believes that each Portfolio in which a Subaccount owns shares will meet the diversification requirements. If the Separate Account, or a Portfolio, failed to comply with these diversification standards, a Policy would not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Accumulated Value over the investment in the Policy. Policy owners bear the risk that the entire Policy could be disqualified as a

35

life insurance contract under the Code due to the failure of the Separate Account or a Portfolio to be deemed to be “adequately diversified.”

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the beneficiary’s gross income. However, federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. You should consult a tax advisor on these consequences.

Generally, you will not be currently taxed on any part of the increase in the Accumulated Value until there is a distribution. Please consult a tax advisor on these consequences. Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”).

Modified Endowment Contracts. Modified Endowment Contracts are still treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the increase in the Accumulated Value is not taxed on a yearly basis. However, any distributions will receive less favorable income tax treatment than other life insurance contracts. See, Distributions from Modified Endowment Contracts, below. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•                  All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first.

•                  Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

•                  A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled (within the meaning of Section 72(m)(7) of the Code), or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

36

•                  If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Withholding. To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipient can generally elect, however, not to have tax withheld from such distributions.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise.

Accelerated Benefit Rider. We believe that payments received under the Accelerated Benefit Rider should be fully excludable from gross income (except in certain business contexts). However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Additionally, in recent years, Congress has adopted new rules relating to corporate owned life insurance.

The Pension Protection Act of 2006 added a new section to the Code that denies the tax free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

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Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Possible Charges for Our Taxes. At the present time, we make no charge for any Federal, state or local taxes that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, contract owners are not the owners of the assets generating the benefits.

SUPPLEMENTAL BENEFITS AND RIDERS

The following supplemental benefits and riders currently are available under the Policy. We deduct monthly charges for the Children’s Term Insurance Rider and Waiver of Monthly Deductions Rider from Accumulated Value as part of the monthly deduction. We assess an administrative fee if you elect to accelerate a portion of your death benefit under the Accelerated Benefit Rider. The benefits and riders available provide fixed benefits that do not vary with the investment performance of the Separate Account. You may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these supplemental benefits and riders.

We currently offer the following riders under the Policy:

Children’s Term Insurance Rider—Provides term insurance on each of the Insured’s covered children who has not reached age 19 by the effective date of the rider. Coverage is provided until the earlier of the child attaining age 25 or the Insured attaining age 65. The rider proceeds are the Specified Amount for this rider shown on your Policy schedule page or applicable endorsement to your Policy, less any premium due and unpaid at the child’s death. We pay the rider proceeds in a lump sum (or other arrangement we agree to) to the Owner, or if the Owner is not surviving, to the child’s estate. Your Policy schedule page will show the premium for this rider and we will include such premium in the monthly deduction.

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Waiver of Monthly Deductions Rider—We will waive the monthly deduction once we receive due proof of the Insured’s total disability. A total disability must: result from bodily injury or disease; begin while the rider is in force; exist continuously for at least six consecutive months; and prevent the Insured from engaging in any occupation for which he or she is reasonably qualified by education, training, or experience. The rider form will show the formula for calculating the cost for this rider and we will include such cost in the monthly deduction.

Accelerated Benefit Rider—Allows the Owner to acquire a portion of the death benefit in the event of the Insured’s terminal illness. A “terminal illness” is a non-correctable medical condition that is expected to result in the Insured’s death within 12 months. The accelerated death benefit is payable in a lump sum or over a 12-month period. There is an administrative fee for the accelerated payout. An Accelerated Benefit Rider may have tax consequences. See “FEDERAL TAX CONSIDERATIONS.”

SALE OF THE POLICIES

We have entered into a distribution agreement with our affiliate, Southern Farm Bureau Fund Distributor, Inc. (“SFB Fund Distributor’’) for the distribution and sale of the Policies. SFB Fund Distributor sells the Policies through its registered representatives.

We pay commissions for sale of the Policies. The maximum commission payable for Policy sales by SFB Fund Distributor registered representatives is: 10% of premiums up to the target premium and 3% of premiums above that amount paid in each Policy Year for the first ten Policy Years; 8% of premiums up to the target premium and 3% of premiums above that amount paid in each Policy Year after the tenth Policy Year. For otherwise comparable Policies, a higher Specified Amount will generally result in a higher target premium. Therefore, if you select a higher Specified Amount (or request an increase in your Specified Amount), the registered representative’s compensation may be greater. Certain charges that you pay that are based on the target premium may also be greater.

SFB Fund Distributor managers are also eligible for compensation and bonuses based on Policy sales. Because registered representatives of SFB Fund Distributor are also insurance agents of the Company, they may be eligible for agents insurance, pension benefits, agency expense allowances and various cash benefits, such as bonuses, and non-cash compensation programs that the Company offers. These programs include trips, conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. Registered representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel. In addition, SFB Fund Distributor registered representatives who meet certain Company productivity and persistency standards may be eligible for additional compensation. SFB Fund Distributor managers are also eligible for similar compensation, benefits and bonuses. See “Sale of the Policies” in the Statement of Additional Information for more information concerning compensation paid for sale of the Policies.

Commissions and other incentives or payments described above are not charged directly to Owners or amounts in the Separate Account or Declared Interest Option. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

Ask your SFB Fund Distributor registered representative for more information about what compensation he or she receives for selling your Policy.

SFB Fund Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to electronic or telephonic inquiries. FINRA’s BrokerCheck toll-free hotline telephone number is 1-800-289-9999 and their website address is www.finra.org.

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LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of SFB Fund Distributor to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

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GLOSSARY

Accumulated Value: Accumulated Value is the sum of the values of the Policy in each Subaccount of the Separate Account, and the value of the Policy in the Declared Interest Option including amounts securing loans.

Attained Age: The Insured’s age at issue plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Owner named in the application, or by later designation, to receive the death proceeds upon the Insured’s death.

Business Day: Each day that the New York Stock Exchange is open for trading, except: (1) any local or regional business holidays designated in this prospectus; (2) any period when the Securities and Exchange Commission (“SEC”) determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (3) such other periods as the SEC may permit for the protection of security holders of a Fund. Assets are valued at the close of the Business Day (3:00 p.m. Central Time).

Company, We, Us, Our, Home Office: Southern Farm Bureau Life Insurance Company, 1401 Livingston Lane, Jackson, Mississippi 39213, telephone: (866) 288-2172.

Declared Interest Option: An account in which the Accumulated Value accrues interest at no less than the guaranteed minimum interest rate. The Declared Interest Option is part of Our General Account.

Due Proof of Death: Proof of the Insured’s death that is satisfactory to us. Such proof may consist of:

(a)          a certified copy of the death certificate;

(b)         a certified copy of a court decree reciting a finding of death; or

(c)          any other proof we find satisfactory.

Fund: An open-end, diversified management investment company in which the Separate Account invests.

General Account: All our assets other than those allocated to the Separate Account or any other separate account. We have complete ownership and control of the assets of the General Account.

Grace Period: The 61-day period after which a Policy will lapse, if you do not make a sufficient payment.

Indebtedness: The sum of all outstanding Policy loans and any due and unpaid loan interest.

Insured: The person upon whose life we issue a Policy.

Maturity Date: The Insured’s age 100.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day.

Net Accumulated Value: The Accumulated Value minus any outstanding Indebtedness.

Net Premium: The amount of premium remaining after we deduct the premium expense charge and any applicable premium taxes. The Company will allocate this amount, according to the Owner’s instructions, among the Declared Interest Option and the Subaccounts of the Separate Account.

Net Surrender Value: The Surrender Value minus any Indebtedness.

Original Policy: A Policy issued before May 1, 2008. Owners of an Original Policy may continue to make additional premium payments. For information about how the Original Policy differs from the Policy that we currently offer, please see Appendix B.

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Owner, You, Your: The person named in the application who owns a Policy.

Policy Anniversary: The same date as the Policy Date in each year following the first Policy Year.

Policy Date: The date printed on the Policy schedule page that we use to determine Policy Years, Policy Months and Policy Anniversaries. Your Policy will be effective as of this date if You and the Insured meet our requirements. If the Policy Date would otherwise fall on the 29th, 30th or 31st of the month, the Policy Date will be the 28th.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policy Year: A 12-month period that starts on the Policy Date or on a Policy Anniversary.

Portfolio: A separate investment portfolio of a Fund. Each Subaccount invests exclusively in one portfolio of a Fund.

Scheduled Premium: This is the scheduled premium amount shown on the Policy schedule page for which we will provide premium notices or accept by bank draft or electronic funds transfer.

Separate Account: Southern Farm Bureau Life Variable Life Account, a separate investment account the Company established to receive and invest net premiums paid under the Policies.

Specified Amount: The minimum death benefit under a Policy so long as the Policy remains in force. The schedule page sets forth the Specified Amount as of the Policy Date.

Subaccount: A subdivision of the Separate Account, which invests exclusively in shares of a designated portfolio of a Fund.

Surrender Charges: Charges we assess at the time of any surrender during the first 10 Policy Years and during the 10 years following an increase in Specified Amount.

Surrender Value: The Accumulated Value minus any surrender charges.

Target Premium: The target premium as shown on the Policy schedule page. We determine the amount of this premium based on the Insured’s age, sex, underwriting class, Specified Amount and certain assumptions allowed by law.

Valuation Period: The period between the close of business (3:00 p.m. Central Time) on a Business Day and the close of business on the next Business Day.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

SAI-TOC

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits, Net Surrender Values, and Accumulated Values, and to request other information about the Policy please call or write to us at 1-866-288-2172, P.O. Box 140, Jackson, Mississippi 39205.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-10477

APPENDIX A

Table of Death Benefit Factors

Tobacco—Standard & Preferred
Attained Age	Male	Female
0	13.34	15.52
1	12.94	15.01
2	12.50	14.49
3	12.07	13.98
4	11.63	13.47
5	11.21	12.98
6	10.80	12.51
7	10.41	12.05
8	10.03	11.62
9	9.66	11.19
10	9.31	10.79
11	8.97	10.39
12	8.64	10.02
13	8.33	9.65
14	8.03	9.31
15	7.75	8.97
16	7.48	8.65
17	7.23	8.34
18	7.00	8.05
19	6.77	7.77
20	6.56	7.50
21	6.35	7.23
22	6.15	6.98
23	5.95	6.74
24	5.77	6.51
25	5.58	6.28
26	5.41	6.06
27	5.24	5.85
28	5.08	5.65
29	4.92	5.46
30	4.76	5.27
31	4.61	5.09
32	4.46	4.92
33	4.31	4.75
34	4.17	4.59
35	4.03	4.43
36	3.90	4.29

Non-Tobacco—Standard, Preferred & Super Preferred
Attained Age	Male	Female
0	16.36	19.25
1	15.90	18.65
2	15.39	18.03
3	14.86	17.40
4	14.34	16.78
5	13.82	16.18
6	13.33	15.60
7	12.85	15.04
8	12.38	14.51
9	11.94	13.99
10	11.51	13.48
11	11.09	13.00
12	10.69	12.54
13	10.31	12.09
14	9.95	11.66
15	9.61	11.25
16	9.29	10.86
17	8.99	10.48
18	8.70	10.12
19	8.43	9.76
20	8.16	9.42
21	7.89	9.09
22	7.64	8.78
23	7.39	8.47
24	7.15	8.17
25	6.91	7.88
26	6.68	7.61
27	6.46	7.34
28	6.25	7.08
29	6.04	6.83
30	5.84	6.59
31	5.64	6.36
32	5.45	6.14
33	5.26	5.93
34	5.08	5.72
35	4.91	5.52
36	4.74	5.33

Tobacco—Standard & Preferred
Attained Age	Male	Female
37	3.77	4.14
38	3.65	4.01
39	3.53	3.87
40	3.42	3.75
41	3.31	3.62
42	3.21	3.50
43	3.10	3.39
44	3.01	3.28
45	2.92	3.17
46	2.83	3.07
47	2.75	2.98
48	2.66	2.88
49	2.59	2.79
50	2.51	2.71
51	2.44	2.63
52	2.37	2.55
53	2.30	2.48
54	2.24	2.41
55	2.17	2.35
56	2.12	2.29
57	2.06	2.23
58	2.01	2.17
59	1.96	2.11
60	1.91	2.06
61	1.86	2.01
62	1.82	1.96
63	1.78	1.92
64	1.74	1.87
65	1.70	1.83
66	1.67	1.79
67	1.63	1.75
68	1.60	1.71
69	1.57	1.67
70	1.54	1.64
71	1.51	1.61
72	1.48	1.57
73	1.45	1.54
74	1.43	1.51
75	1.40	1.49
76	1.38	1.46
77	1.36	1.43
78	1.33	1.41
79	1.31	1.39

Non-Tobacco—Standard, Preferred & Super Preferred
Attained Age	Male	Female
37	4.57	5.15
38	4.42	4.97
39	4.27	4.80
40	4.12	4.63
41	3.98	4.47
42	3.84	4.32
43	3.71	4.17
44	3.59	4.03
45	3.47	3.89
46	3.36	3.76
47	3.25	3.64
48	3.14	3.52
49	3.04	3.40
50	2.94	3.29
51	2.85	3.19
52	2.75	3.08
53	2.67	2.99
54	2.58	2.89
55	2.50	2.81
56	2.43	2.72
57	2.35	2.64
58	2.28	2.56
59	2.22	2.49
60	2.15	2.42
61	2.09	2.35
62	2.03	2.28
63	1.98	2.22
64	1.93	2.16
65	1.87	2.10
66	1.83	2.04
67	1.78	1.99
68	1.74	1.93
69	1.69	1.88
70	1.65	1.84
71	1.61	1.79
72	1.58	1.75
73	1.54	1.70
74	1.51	1.66
75	1.48	1.62
76	1.45	1.59
77	1.42	1.55
78	1.39	1.52
79	1.37	1.49

Tobacco—Standard & Preferred
Attained Age	Male	Female
80	1.29	1.36
81	1.28	1.34
82	1.26	1.32
83	1.24	1.31
84	1.23	1.29
85	1.21	1.27
86	1.20	1.26
87	1.19	1.24
88	1.18	1.23
89	1.17	1.22
90	1.16	1.21
91	1.15	1.19
92	1.14	1.18
93	1.13	1.16
94	1.13	1.15
95	1.12	1.13
96	1.10	1.12
97	1.09	1.10
98	1.07	1.08
99	1.05	1.05

Non-Tobacco—Standard, Preferred & Super Preferred
Attained Age	Male	Female
80	1.34	1.46
81	1.32	1.43
82	1.30	1.40
83	1.28	1.37
84	1.26	1.35
85	1.24	1.32
86	1.23	1.30
87	1.21	1.28
88	1.20	1.26
89	1.19	1.24
90	1.17	1.23
91	1.16	1.21
92	1.15	1.19
93	1.14	1.17
94	1.13	1.16
95	1.12	1.14
96	1.11	1.12
97	1.09	1.10
98	1.07	1.08
99	1.05	1.05

APPENDIX B

INFORMATION ABOUT HOW AN ORIGINAL POLICY (ISSUED PRIOR TO MAY 1, 2008)
DIFFERS FROM THE POLICY THAT WE ARE CURRENTLY ISSUING

Purpose of this Appendix B

The Policy that we are currently issuing became available on May 1, 2008. Before then, we issued an earlier version of the Policy (the “Original Policy”). The Original Policy is no longer offered for sale. However, many Original Policies remain outstanding and most of the information in the prospectus still applies to them. However, this Appendix B explains the ways in which the Original Policy differs from the descriptions in the rest of the prospectus. Therefore, if you own an Original Policy (issued prior to May 1, 2008), you should read this Appendix B for information about how your Original Policy differs from the Policy that we are currently issuing.

1. Additional Portfolio Available for Certain Original Policies

For those Original Policies that were issued prior to May 1, 2004, the T. Rowe Price Mid-Cap Growth Subaccount is available as a Subaccount (including for additional premium payments and transfers), on the same basis as any other available Subaccount that is described in the prospectus. The T. Rowe Price Mid-Cap Growth Subaccount, however, is not available for any Original Policy (or any other Policy) issued on or after May 1, 2004.

The T. Rowe Price Mid-Cap Growth Subaccount invests in the T. Rowe Price Mid-Cap Growth Portfolio of the T. Rowe Price Equity Series, Inc. As its investment objective, this Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The Portfolio will normally invest at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the adviser expects to grow at a faster rate than the average company. T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

2. Higher Guaranteed Minimum Rate of Interest that We Will Credit to the Original Policy for Certain Purposes

Under the Original Policy, we guarantee that we will credit annual interest of at least 4% to (i) any amounts you have allocated to the Declared Interest Option and (ii) any amounts we have segregated as collateral for any Policy loan you have taken. This guaranteed minimum interest is somewhat higher than the rate we guarantee under the Policy we have issued on or after May 1, 2008. Both under the Original Policy and under the later-issued Policy, we may, in our discretion, credit interest in excess of the minimum rate we guarantee.

One effect of the higher minimum rate of interest under the Original Policy is that the maximum Policy Loan Interest Spread that you may pay on Policy loans is less than it would be under the Policy that we are currently issuing. The Policy Loan Interest Spread is the difference between the amount of interest that we charge you for a loan and the amount of interest that we credit to you on amounts segregated as collateral for a Policy loan. The table on page 8 of the prospectus shows the maximum Policy Loan Interest Spread to be at a 5% effective annual rate, for the Policy we are currently issuing. However, for the Original Policy, this maximum spread is only 4%.

3. Use of Term “Basic Annual Premium” Rather than “Target Premium”

The Original Policy uses the term “basic annual premium” to mean essentially the same thing as the words “target premium” mean in the Policy we are currently issuing. Therefore, whenever this prospectus uses the words “target premium,” the owner of an Original Policy should read those words to refer to the “basic annual premium” under the Original Policy.

4. Different Surrender Charge Base

As to the Policy we are currently offering, page 34 of the prospectus defines the Surrender Charge Base to be the “lesser of the target premium or $112.36 per $1,000 of the Specified Amount.” As to the Original Policy, however, the Surrender Charge Base is simply the target premium (which the Original Policy refers to as the basic annual premium). That is, for the Original Policy, the Surrender Charge Base is not limited to $112.36 per $1,000 of Specified Amount.

5. Fee Table

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Original Policy.

The first table describes the fees and expenses that are payable at the time you bought the Original Policy, surrender the Original Policy, or transfer your Original Policy’s Net Accumulated Value among the Subaccounts and/or the Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Premium Expense Charge	Upon receipt of each premium payment	12% of premium payments	10% of premium payments up to the basic annual premium(1) and 3% of premium payments above the basic annual premium, each Policy Year

Partial Withdrawal Charge	Upon withdrawal	2% of the amount withdrawn, not to exceed $25	2% of the amount withdrawn, not to exceed $25

Surrender Charge(2)	Upon a full surrender or lapse of your Original Policy during the first ten Policy Years, and during the first ten Policy Years following an increase in Specified Amount

Minimum Initial Surrender Charge(3)		$237.50	$237.50

Maximum Initial Surrender Charge(4)		$10,956.25	$10,956.25

Charge for male Age 35 Preferred Non Tobacco with $250,000 Specified Amount for the first Policy Year		$506.25	$506.25

Transfer Charge	Upon transfer	First twelve transfers in a Policy Year are free, $40 for each subsequent transfer	First twelve transfers in a Policy Year are free, $25 for each subsequent transfer(5)

(1) The basic annual premium is a hypothetical annual premium which is based on the Issue Age, sex and underwriting classification of the Insured and Specified Amount of the Original Policy. The basic annual premium for an Original Policy with a Specified Amount of $250,000 is $1,012.50 where the Insured has the following characteristics: Issue Age 35, Male, Preferred Non Tobacco. The basic annual premium for your Original Policy is shown on the Schedule Page of the Original Policy.

(2) For the first Policy Year or the first Policy Year after an increase in Specified Amount, the surrender charge equals 50% of the basic annual premium and decreases to 0% over ten years. The surrender charges shown in the table may not be typical of the charges you will pay. More detailed information concerning the surrender charge is available on request from your insurance agent or our Home Office. Please consult your insurance agent or our Home Office for information about the surrender charge.

(3) The minimum initial surrender charge assumes that the Original Policy has a Specified Amount of $250,000, the Original Policy is in the first Policy Year and that the Insured has the following characteristics: Issue Age 18, Female, Super Preferred Non Tobacco.

(4) The maximum initial surrender charge assumes that the Original Policy has a Specified Amount of $250,000, the Original Policy is in the first Policy Year and that the Insured has the following characteristics: Issue Age 75, Male, Tobacco.

(5) We currently do not assess a charge for any transfer among the Subaccounts or to or from the Declared Interest Option; however, we reserve the right to charge for the 13th and each additional transfer in a Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Original Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Insurance Charge(6)	Monthly, on the Monthly Deduction Day

Minimum Charge(7)		$0.08 per $1,000 of Net Amount of Risk	$0.03 per $1,000 of Net Amount of Risk

Maximum Charge(8)		$7.33 per $1,000 of Net Amount of Risk	$5.16 per $1,000 of Net Amount of Risk

Charge for male Age 35 Preferred Non Tobacco with Specified Amount of $250,000 for first Policy Year		$0.14 per $1,000 of Net Amount of Risk	$0.07 per $1,000 of Net Amount of Risk

Monthly Policy Expense Charge	On Policy Date and monthly, on each Monthly Deduction Date	$10	$6

Mortality and Expense Risk Charge	Daily	1.05% (annually) of the average daily net assets of each Subaccount you are invested in	1.05% (annually) of the average daily net assets of each Subaccount you are invested in

Policy Loan Interest Spread(9)	On each Policy Anniversary	4% effective annual rate	2% effective annual rate

(6) The cost of insurance charge will vary based on the Issue Age, sex, and underwriting classification of the Insured, Accumulated Value and the Specified Amount of the Original Policy. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The Schedule Page of your Original Policy indicates the guaranteed cost of insurance rates applicable to your Original Policy, and more detailed information concerning your cost of insurance charge is available on request from your insurance agent or our Home Office.

As required under applicable law, the cost of insurance charges set forth in the above table have been rounded to two decimal places. Please consult your insurance agent or our Home Office for information about your cost of insurance charge.

(7) The minimum cost of insurance charge assumes that the Original Policy has a Specified Amount of $250,000, the Original Policy is in the first Policy Year, and the Insured has the following characteristics: Issue Age 18, Female, Super Preferred Non Tobacco.

(8) The maximum cost of insurance charge assumes that the Original Policy has a Specified Amount of $250,000, the Original Policy is in the first Policy Year, and the Insured has the following characteristics: Issue Age 75, Male, Tobacco.

(9) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan (an effective annual rate of 8%) and the amount of interest we credit to the amounts we hold as collateral for the loan guaranteed at an effective annual rate equal to 4% (currently, an effective annual rate of 6%).

Periodic Charges
(Optional Benefit Riders Only)

Optional Benefit Rider Charges	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Accelerated Benefit Rider(10)	Upon payment of benefit	Administrative fee—greater of 3% of the accelerated benefit amount or $300	Administrative fee—$300

Waiver of Monthly Deductions Rider(11)	Monthly, on the Monthly Deduction Day

Minimum Charge(12)		$0.02 per $1000 of Net Amount of Risk	$0.02 per $1000 of Net Amount of Risk

Maximum Charge(13)		$0.19 per $1000 of Net Amount of Risk	$0.19 per $1000 of Net Amount of Risk

Charge for male Age 35 Preferred Non Tobacco with Specified Amount of $250,000 for first Policy Year		$0.02 per $1000 of Net Amount of Risk	$0.02 per $1000 of Net Amount of Risk

Children’s Term Insurance Rider(14)	Monthly, on the Monthly Deduction Day	$0.38 per $1,000 of rider coverage amount	$0.38 per $1,000 of rider coverage amount

(10) The Company does not assess a charge for the election of the Accelerated Benefit Rider. However, we will assess an administrative fee at the time payment of an accelerated benefit amount is made. That administrative fee may vary based on your state of residence. In most states where the Company offers the Rider, the fee may vary based on the accelerated benefit amount. In all states we sold the Original Policy, the maximum accelerated benefit amount is $250,000. Please consult your insurance agent or our Home Office for more information about the administrative fee.

(11) The Waiver of Monthly Deductions Rider charge varies based on the age of the Insured and the Net Amount of Risk of the Original Policy. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding the Waiver of Monthly Deductions Rider charge is available upon request from your insurance agent or our Home Office.

(12) The minimum Waiver of Monthly Deductions Rider charge assumes that the Insured has the following characteristics: Age 18.

(13) The maximum Waiver of Monthly Deductions Rider charge assumes that the Insured has the following characteristics: Age 55.

(14) The charge for the Children’s Term Insurance Rider is $0.40 per $1,000 of the rider coverage amount if you also elect the Waiver of Monthly Deductions Rider. As required under applicable law, the charges for the Children’s Term Insurance Rider have been rounded to two decimal places. Please consult your insurance agent or our Home Office about the charge for the Children’s Term Insurance Rider.

6. Different Cost of Insurance Charge Amounts

Certain additional information about how we compute cost of insurance charges for the Policy we are currently issuing is set forth under “Cost of Insurance” on page 33 of the prospectus. That discussion also applies to the Original Policy, with two exceptions. First, the number given as a divisor in lettered clause (b) would be 1.0032737 for the Original Policy, instead of the number set forth on page 33. Second, the references on page 33 to the 2001 Commissioners’ Standard Ordinary (C.S.O.) Mortality Table do not apply to the Original Policy. Instead, as applicable to the Original Policy, these statements would refer to the 1980 Commissioners’ Standard Ordinary (C.S.O.) Mortality Table.

7. Lower Current Rate for Monthly Policy Expense Charge

Under the Original Policy, the monthly Policy expense charge is currently being deducted at the rate of $6 per month, regardless of how long the Policy has been outstanding. This is different from the Policy we are now issuing, under which we currently are deducting this charge at a rate higher than $6 for the first five Policy years. Under all Policies, however, we can increase this charge at any time to not more than $10 per month.

8. Differences in Minimum Specified Amount

In order to determine the minimum Specified Amount of your Original Policy, you should refer to the Policy Schedule Page of your Policy, where this information is set forth. This may be different from the minimum Specified Amount that the prospectus discloses for the Policy that we are currently issuing.

9. Description of Underwriting Classes

For the Policy that we are currently issuing, our underwriting classes are described in the first sentence of the third paragraph under “Purchasing a Policy” on page 10 of the prospectus. Owners of an Original Policy should disregard that sentence. Instead, our underwriting classes for the Original Policy are described as follows:

Generally, coverage is available for Insureds between Attained Ages 0-75 for standard non-tobacco and standard tobacco underwriting classes and 18-75 for preferred non-tobacco and preferred tobacco underwriting classes. For Specified Amounts of $250,000 or more, we add a better underwriting class (super preferred) for non-tobacco users only.

10. Different Requirements for Increasing the Specified Amount

For the Original Policy, you may increase the Specified Amount before the Insured reaches age 75. This is different from the age disclosed in the first bullet under “Increasing the Specified Amount” on page 16 of the prospectus, for the Policy that we currently are issuing. Also, for the Original Policy, $100,000 is the minimum increase in Specified Amount that you can request. This is different from the minimum disclosed in the second bullet under “Increasing the Specified Amount”. Also, for the Original Policy, there is no requirement that the Accumulated Value after a Specified Amount decrease be sufficient to cover all surrender charges. This is different from what is disclosed in the fifth bullet under “Increasing the Specified Amount.”

11. Different Death Benefit Factors

Appendix A to this prospectus sets out a table of death benefit factors that are applicable to the Policy that we are currently issuing. Those factors do not apply to the Original Policy. Instead, the death benefit factors that apply to the Original Policy are set out in the table below.

Table of Death Benefit Factors for Original Policies

Tobacco—Standard & Preferred
Attained Age	Male	Female
0	10.52	13.14
1	10.37	12.92
2	10.06	12.54
3	9.76	12.17
4	9.46	11.80
5	9.16	11.44
6	8.87	11.08
7	8.59	10.73
8	8.30	10.39
9	8.03	10.05
10	7.76	9.72
11	7.49	9.40
12	7.24	9.09
13	7.00	8.79
14	6.77	8.50
15	6.56	8.22
16	6.37	7.96
17	6.18	7.71
18	6.01	7.46
19	5.84	7.22
20	5.67	6.99
21	5.51	6.77
22	5.35	6.55
23	5.20	6.34
24	5.04	6.14
25	4.89	5.94
26	4.74	5.75
27	4.59	5.56
28	4.45	5.38
29	4.30	5.20
30	4.17	5.03
31	4.03	4.87
32	3.90	4.71
33	3.78	4.56
34	3.65	4.41
35	3.54	4.27
36	3.42	4.13

Non-Tobacco—Standard, Preferred & Super Preferred
Attained Age	Male	Female
0	12.63	14.69
1	12.51	14.48
2	12.17	14.08
3	11.83	13.68
4	11.49	13.28
5	11.15	12.88
6	10.81	12.49
7	10.48	12.11
8	10.15	11.73
9	9.82	11.36
10	9.50	11.00
11	9.20	10.65
12	8.90	10.31
13	8.62	9.98
14	8.35	9.66
15	8.10	9.35
16	7.86	9.05
17	7.63	8.76
18	7.41	8.49
19	7.20	8.22
20	6.99	7.96
21	6.79	7.70
22	6.59	7.45
23	6.39	7.21
24	6.20	6.98
25	6.00	6.75
26	5.82	6.53
27	5.63	6.32
28	5.45	6.11
29	5.27	5.91
30	5.10	5.72
31	4.93	5.53
32	4.77	5.35
33	4.61	5.17
34	4.46	5.00
35	4.31	4.83
36	4.17	4.67

Tobacco—Standard & Preferred
Attained Age	Male	Female
37	3.31	3.99
38	3.21	3.87
39	3.11	3.75
40	3.01	3.63
41	2.92	3.52
42	2.83	3.41
43	2.74	3.31
44	2.66	3.21
45	2.58	3.12
46	2.51	3.02
47	2.44	2.94
48	2.37	2.85
49	2.30	2.77
50	2.24	2.69
51	2.18	2.62
52	2.12	2.55
53	2.07	2.48
54	2.01	2.41
55	1.96	2.35
56	1.91	2.28
57	1.87	2.22
58	1.82	2.17
59	1.78	2.11
60	1.74	2.05
61	1.70	2.00
62	1.67	1.95
63	1.63	1.90
64	1.60	1.85
65	1.57	1.81
66	1.54	1.76
67	1.51	1.72
68	1.48	1.68
69	1.46	1.64
70	1.43	1.61
71	1.41	1.57
72	1.39	1.53
73	1.36	1.50
74	1.34	1.47
75	1.33	1.44
76	1.31	1.41
77	1.29	1.39
78	1.28	1.36
79	1.26	1.34

Non-Tobacco—Standard, Preferred & Super Preferred
Attained Age	Male	Female
37	4.03	4.52
38	3.89	4.37
39	3.77	4.23
40	3.64	4.09
41	3.52	3.96
42	3.41	3.83
43	3.30	3.71
44	3.19	3.59
45	3.09	3.48
46	2.99	3.37
47	2.90	3.26
48	2.81	3.16
49	2.72	3.06
50	2.63	2.97
51	2.55	2.88
52	2.48	2.79
53	2.40	2.71
54	2.33	2.63
55	2.26	2.55
56	2.20	2.47
57	2.13	2.40
58	2.07	2.33
59	2.01	2.26
60	1.96	2.20
61	1.91	2.14
62	1.86	2.07
63	1.81	2.02
64	1.76	1.96
65	1.72	1.91
66	1.68	1.86
67	1.64	1.81
68	1.60	1.76
69	1.57	1.71
70	1.53	1.67
71	1.50	1.63
72	1.47	1.59
73	1.44	1.55
74	1.41	1.52
75	1.39	1.48
76	1.37	1.45
77	1.34	1.42
78	1.32	1.39
79	1.30	1.36

Tobacco—Standard & Preferred
Attained Age	Male	Female
80	1.25	1.32
81	1.24	1.30
82	1.22	1.28
83	1.21	1.26
84	1.20	1.24
85	1.19	1.23
86	1.18	1.21
87	1.17	1.20
88	1.16	1.18
89	1.16	1.17
90	1.15	1.16
91	1.14	1.15
92	1.13	1.14
93	1.12	1.12
94	1.11	1.11
95	1.10	1.10
96	1.08	1.08
97	1.07	1.07
98	1.06	1.06
99	1.05	1.05

Non-Tobacco—Standard, Preferred & Super Preferred
Attained Age	Male	Female
80	1.28	1.34
81	1.27	1.32
82	1.25	1.29
83	1.23	1.27
84	1.22	1.25
85	1.21	1.23
86	1.19	1.22
87	1.18	1.20
88	1.17	1.19
89	1.16	1.17
90	1.15	1.16
91	1.14	1.15
92	1.13	1.14
93	1.12	1.12
94	1.11	1.11
95	1.10	1.10
96	1.08	1.08
97	1.07	1.07
98	1.06	1.06
99	1.05	1.05

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

(Registrant)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

(Depositor)

P.O. Box 140
Jackson, Mississippi 39205
1-866-288-2172

STATEMENT OF ADDITIONAL INFORMATION

Adjustable Premium Variable Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the adjustable premium variable life insurance policy (the “Policy”) offered by Southern Farm Bureau Life Insurance Company (the “Company”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2008 (the “Prospectus”) and the prospectuses for T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., Fidelity Variable Insurance Products Funds, and Franklin Templeton Variable Insurance Products Trust. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2008.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

ADDITIONAL POLICY INFORMATION	1
The Policy	1
Conditional Receipt	1
Premiums	2
Our Right to Contest the Policy	2
Suicide Exclusion	3
Misstatement of Age Or Sex	3
Policy Termination	3
Assigning the Policy	3
Underwriting Classes	4
Payment of Policy Benefits	4
HYPOTHETICAL ILLUSTRATIONS	5
ADDITIONAL INFORMATION	5
Sale of the Policies	5
Reports to Owners	6
Records	6
Potential Conflicts of Interest	6
Legal Matters	7
Experts	7
Other Information	7
FINANCIAL STATEMENTS	8
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT AND THE COMPANY

ADDITIONAL POLICY INFORMATION

The Policy

The Policy, any endorsements, additional benefits or riders to the Policy, the application attached to the Policy, and any amendments, supplemental applications or other attached papers are the entire contract. We rely on statements made in the application and any supplemental application for the Policy. These statements in the absence of fraud are deemed representations and not warranties. No statement will void the Policy or be used in defense of a claim unless it is contained in the application or any supplemental application, and such application or supplemental application is attached to the Policy.

The Policy that we are currently issuing became available on May 1, 2008, and this is the only Policy that we have issued since that date. Before May 1, 2008, we issued an earlier version of the Policy (“Original Policy”), and many of the Original Policies still remain outstanding. Appendix B to the prospectus explains the information that applies instead to the Original Policy. This SAI applies to current and Original Policies.

Conditional Receipt

Any insurance we issue as a result of your application will not be effective until: (a) we deliver a Policy while the proposed Insured is alive and insurable; and (b) you pay the full first premium for that Policy. An earlier effective date will apply only as specified in the conditional receipt that accompanies your application, the terms of which provide as follows:

1.               No insurance will become effective prior to delivery of the Policy unless and until each and every one of the following conditions have been fulfilled exactly:

(a)          If the proposed Insured is a tobacco user, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred tobacco premium rates for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the Policy;

(b)         If the proposed Insured is not a tobacco user, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred or super preferred non-tobacco premium rates for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the Policy;

(c)          All medical examinations, tests, x-rays, and electrocardiograms we require must be completed and received at the Home Office within 60 days from the date the application is completed;

(d)         On the Effective Date, as defined below, the Company at our Home Office must be satisfied that the proposed Insured in the application is a risk insurable by the Company at no greater than standard tobacco or standard non-tobacco premium rates under our rules, limits, and standards for the plan and the amount applied for without any modification either as to plan, amount, riders, or supplemental agreements; and

(e)          On the Effective Date the state of health and all factors, including tobacco usage, affecting the insurability of the proposed Insured must be as stated in the application.

2.               Subject to the conditions of paragraph 1, insurance, as provided by the terms and conditions of the Policy applied for and in use on the Effective Date, but for an amount not exceeding that specified in paragraph 3, will become effective as of the Effective Date. “Effective Date,”

SAI-1

as used herein, is the latest of: (a) the date of completion of the application questions, or (b) the date of completion of all medical examinations, tests, x-rays, and electrocardiograms required by the Company, or (c) the date of issue, if any, requested in the application.

3.             The total amount of insurance that may become effective on the proposed Insured shall not exceed $250,000 of life insurance.

4.             If one or more of the conditions of paragraph 1 have not been fulfilled exactly, the Company shall have no liability except to return the applicable payment in exchange for the conditional receipt.

Premiums

When you apply for the Policy, you can select a premium payment mode (schedule) to pay planned periodic premiums monthly, semi-annually, or annually. You are not required to pay premiums according to the payment mode. However, you may increase your risk of lapse if you do not regularly pay premiums. Before the Policy takes effect, you must pay an initial premium at least equal to the full first premium for the payment mode you selected. The full first premium for annual payment modes is the target premium. The first full premium for monthly payment modes is the target premium divided by 12; and the first full premium for semi-annual payment modes is the target premium divided by 2.*

After you pay the initial premium, you can pay subsequent premiums at any time before the maturity date, and in any amount of at least $15. We may refuse to accept any premiums in excess of the target premium in any Policy Year.* You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. For monthly premium payments, you must participate in our automatic payment plan.

Paying your scheduled premium will not necessarily keep your Policy in force. Even if you make your scheduled premium payments, your Policy will lapse (terminate without value) if the Net Accumulated Value (during the first three Policy Years) or the Net Surrender Value (after the first three Policy Years) is not enough to pay the monthly deduction due, and a 61-day grace period expires without a sufficient payment. You may reinstate a lapsed Policy if you meet certain requirements.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

We cannot contest the validity of the Policy after the Policy has been in force during the Insured’s lifetime for two years after:

(a)   the Policy Date;

(b)   the effective date of any increase in the Specified Amount (and then only for the increased amount); or

(c)   the effective date of any reinstatement.

*                 With respect to Original Policies (issued prior to May 1, 2008), the term “target premium”, as used in this paragraph, means the “basic annual premium” that is referred to in those Policies.

SAI-2

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years of the Policy Date or within two years after the effective date of a reinstatement of a Policy, the Policy will terminate and our liability is limited to the Net Accumulated Value.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Specified Amount, then the Policy will terminate and our liability for the amount of increase will be limited to the cost of insurance for the increase.

Certain states may require suicide exclusion provisions that differ from those stated here.

Misstatement of Age Or Sex

If the Insured’s age or sex was stated incorrectly in the application, we will adjust the death proceeds to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance.

Policy Termination

Your Policy will terminate on the earliest of:

•                  the Maturity Date;

•                  the end of the grace period without a sufficient payment;

•                  the date the Insured dies;

•                  the date you surrender the Policy; or

•                  the date you request that the Policy be canceled.

Assigning the Policy

•                  You may assign Policy rights while the Insured is alive by submitting a written request to our Home Office.

•                  The Owner retains any ownership rights that are not assigned.

•                  The assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

•                  We are not:

•                  bound by any assignment unless we receive a written notice;

•                  responsible for the validity of any assignment; or

•                  liable for any payment we make before we received written notice of the assignment and recorded it at the Home Office.

•                  Assigning the Policy may have tax consequences. See “Federal Tax Considerations—Tax Treatment of Policy Benefits” in the Prospectus.

SAI-3

Underwriting Classes

We currently place Insureds into the following underwriting classes—male or female underwriting class, and a non-tobacco or tobacco (preferred and standard) underwriting class. We may also place non-tobacco users who satisfy more stringent underwriting requirements in a super-preferred underwriting class. We will place an Insured under age 18 on the date we issue the Policy, in a standard non-tobacco or standard tobacco class depending on whether or not they use tobacco.

•     In an otherwise identical Policy, an Insured in the non-tobacco class will have a lower cost of insurance than an Insured in a tobacco class.

Payment of Policy Benefits

If the Insured is alive on the Maturity Date, we will pay you the Accumulated Value less any Indebtedness and unpaid monthly deductions. We will generally make payment within seven days of the Maturity Date. Insurance coverage under the Policy will then end.

We usually pay the amounts of any surrender, withdrawal, death benefit, or payment options within seven days after we receive (at the Home Office) all applicable written notices and/or due proofs of death, and any other information we deem necessary. However, we can postpone such payments if:

•      the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•      the SEC permits, by an order or less formal interpretation (e.g., no-action letter), the postponement of any payment for the protection of Owners; or

•      the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Declared Interest Option (other than death proceeds) for up to six months.

If you have submitted a recent check or draft, then we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a payment option derived from such check or draft until the check or draft has been honored.

If mandated under applicable law, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfer, surrender, withdrawal, loan or death proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide additional information about your account to government regulators.

Payment Options. You may choose to have the proceeds of this Policy paid under a payment option described below, or in any other manner we agree to. None of these payment options vary with the investment performance of a Subaccount because they are all forms of fixed-benefit annuities. After the Insured’s death, the beneficiary may choose an option if you had not done so before the Insured’s death. If no payment option is chosen, we will pay the proceeds in one sum. We may also pay the proceeds in one sum if: (1) the proceeds are less than $2,000; (2) periodic payments are less than $20; or (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.

Even if the death benefit under the Policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under payment options.

SAI-4

We currently offer the following payment option choices:

Interest Income

The proceeds are left with us and we will pay interest on the proceeds every 1, 3, 6, or 12 months as the payee chooses. We determine the rate of interest. The payee may withdraw all or part of the proceeds at any time.

Income for a Fixed Term	We will pay the proceeds in equal installments for a fixed term of years.
Life Income with Term Certain

We will pay the proceeds in equal installments for as long as the payee lives, but for not less than a term certain. You or the payee may choose one of the terms certain shown in the payment option tables in your Policy.

Income for Fixed Amount	We will pay the proceeds in equal installments of a specified amount. We will continue such payments until we have paid out all proceeds plus interest.
Joint and Two-Thirds to Survivor Monthly Life Income

We will pay the proceeds in equal monthly installments for as long as two joint payees live. When one payee dies, we will pay installments of two-thirds of the first installment to the surviving payee. Payments will end when the surviving payee dies.

HYPOTHETICAL ILLUSTRATIONS

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Accumulated Value, and Net Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Accumulated Value, and Net Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account and the portfolios. We have not deducted premium taxes or charges for any riders. These charges would lower the performance figures significantly if reflected.

ADDITIONAL INFORMATION

Sale of the Policies

Southern Farm Bureau Fund Distributor, Inc. (“SFB Fund Distributor”) is responsible for distributing the Policies pursuant to a distribution agreement with us. SFB Fund Distributor serves as principal underwriter for the Policies. SFB Fund Distributor, a Mississippi corporation organized in 1981 and a wholly owned subsidiary of the Company, is located at 1401 Livingston Lane, Jackson, Mississippi 39213. SFB Fund Distributor is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. SFB Fund Distributor is not a member of the Securities Investor Protection Corporation.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policies, including other incentives or payments, are not charged directly to the Owners or amounts in the Separate Account or Declared Interest Option.

SFB Fund Distributor offers the Policies through its registered representatives. Registered representatives must also be licensed as insurance agents and appointed by the Company.

SAI-5

SFB Fund Distributor received sales compensation with respect to the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to SFB Fund Distributor	Aggregate Amount of Commissions Retained by SFB Fund Distributor
2005	$105,005.00	$12,187.00
2006	$163,191.00	$35,113.00
2007	$301,677.00	$45,252.00

It is the policy of the Company to pay commissions directly to registered representatives, as agent for SFB Fund Distributor, except in instances in which a registered representative is not eligible under applicable rules and regulations to receive a commission, in which case such commission is paid to and retained by SFB Fund Distributor. SFB Fund Distributor does not receive any commission override as distributor for the Policies. However, under the distribution agreement with SFB Fund Distributor, we pay the following sales expenses: supervisor and registered representative manager compensation; advertising expenses; and all other expenses of distributing the Policies. We also pay for SFB Fund Distributor’s operating and other expenses.

The premium expense charge, as well as proceeds from the surrender charge on the Policies are retained by us and used to defray expenses we incur.

Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing the following information as of the end of the report period:

•                  the current Accumulated Value;

•                  the current Net Surrender Value;

•                  the current death benefit;

•                  the current amount of Indebtedness;

•                  any activity since the last report (e.g., premiums paid, withdrawals, deductions, loans or loan repayments, and other transactions); and

•                  any other information required by law.

Records

We will maintain all records relating to the Separate Account and the Declared Interest Option at our Home Office.

Potential Conflicts of Interest

In addition to the Separate Account, the Funds may sell portfolio shares to other separate accounts established by other insurance companies (which may or may not be affiliated with the Company), and to separate accounts to serve as the underlying investment for variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, a material conflict may arise between the interests of Owners of the Policies, and of owners of other policies whose values are allocated to other separate accounts investing in any of the portfolios. It also may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither the Company nor the Funds currently foresee any such disadvantages, each Fund’s Board of Directors will monitor events in order to identify any material conflicts and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the Separate Accounts, which could have adverse

SAI-6

consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a Fund’s Board of Directors were to conclude that separate portfolios should be established, we will bear the attendant expenses, but you would no longer have the economies of scale resulting from a larger combined portfolio.

Legal Matters

Jorden Burt LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. Joseph A. Purvis, Senior Vice President and General Counsel and Secretary of Southern Farm Bureau Life Insurance Company, has provided advice on certain matters relating to the laws of Mississippi regarding the Policy and our issuance of the Policy.

Experts

The Separate Account’s statements of assets and liabilities as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, appearing herein, have been audited by KPMG LLP, Suite 1100, One Jackson Place, 188 East Capitol Street, Jackson, MS 39201, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The statutory statements of admitted assets, liabilities and stockholders’ equity of the Company as of December 31, 2007 and 2006, and the related statutory statements of earnings, changes in stockholders’ equity and cash flow for each of the years in the three-year period ended December 31, 2007, appearing herein, have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The audit report of KPMG LLP refers to the preparation of the financial statements using accounting practices prescribed or permitted by the Mississippi Insurance Department, which practices differ from U.S. generally accepted accounting principles, and the effects of the variances between statutory accounting principles and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material. The audit report of KPMG LLP also refers to a change in the method of accounting for investments in low income housing tax credits in accordance with Statement of Statutory Accounting Principles No. 93, Accounting for Low Income Housing Tax Credit Property Investments.

Actuarial matters included in the Prospectus and SAI have been examined by Kenneth P. Johnston, FSA, Vice President—Product Development of the Company, as stated in his opinion filed as an exhibit to the registration statement.

Other Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the Prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549.

SAI-7

FINANCIAL STATEMENTS

The Company’s statutory basis financial statements, which are included in this SAI, should be considered only as bearing on the Company’s ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

SAI-8

Report of Independent Registered Public Accounting Firm

The Board of Directors of

Southern Farm Bureau Life Insurance Company and

The Contractholders of Southern Farm Bureau Life Variable Life Account:

We have audited the accompanying statements of assets and liabilities of Southern Farm Bureau Life Variable Life Account (comprised of the Contrafund, Growth, High Income, Index 500, Mid-Cap, Overseas, Equity Income, Mid-Cap Growth, Personal Strategy Balanced, Limited-Term Bond, and Prime Reserve Subaccounts) as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the funds’ transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective subaccounts of Southern Farm Bureau Life Variable Life Account as of December 31, 2007, and the results of their operations for the year then ended and the changes in their net assets for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Jackson, Mississippi
April 23, 2008

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Assets and Liabilities

December 31, 2007

									Personal
			High				Equity	Mid-Cap	Strategy	Limited-	Prime
	Contrafund	Growth	Income	Index 500	Mid-Cap	Overseas	Income	Growth	Balanced	Term Bond	Reserve
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investments in shares of mutual funds, at fair value	$709,233	410,385	114,862	484,144	874,225	524,747	745,195	262,523	612,994	224,890	160,250
Liabilities	—	—	—	—	—	—	—	—	—	—	—
Net assets	$709,233	410,385	114,862	484,144	874,225	524,747	745,195	262,523	612,994	224,890	160,250
Accumulation units	$709,233	410,385	114,862	484,144	874,225	524,747	745,195	262,523	612,994	224,890	160,250
Total net assets	$709,233	410,385	114,862	484,144	874,225	524,747	745,195	262,523	612,994	224,890	160,250
Investments in shares of mutual funds, at cost	$789,198	315,519	122,939	441,715	820,074	471,053	734,687	246,866	635,859	223,247	160,250
Shares of mutual funds owned	25,420.55	9,095.41	19,207.63	2,951.74	24,176.59	20,724.61	31,456.10	10,492.53	32,780.41	45,524.23	160,250.47
Accumulation units outstanding	33,098.21	21,601.64	6,883.26	26,089.68	47,985.44	19,358.69	39,184.49	10,738.84	34,536.46	19,868.52	14,728.29
Accumulation unit value	$21.43	19.00	16.69	18.56	18.22	27.11	19.02	24.45	17.75	11.32	10.88

See accompanying notes to financial statements.

2

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Operations

Year ended December 31, 2007

									Personal
			High				Equity	Mid-Cap	Strategy	Limited-	Prime
	Contrafund	Growth	Income	Index 500	Mid-Cap	Overseas	Income	Growth	Balanced	Term Bond	Reserve
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Reinvested dividends	$6,240	2,388	9,557	15,287	6,089	12,616	11,554	561	10,893	5,273	7,248

Expenses:
Mortality and expense risk	(5,409)	(3,307)	(1,068)	(4,407)	(6,823)	(3,649)	(6,811)	(2,557)	(4,845)	(1,274)	(1,575)
Net investment income (loss)	831	(919)	8,489	10,880	(734)	8,967	4,743	(1,996)	6,048	3,999	5,673

Realized gains (losses) on investments:
Realized gains (losses) on sale of fund shares	7,049	994	89	6,928	2,486	2,978	5,624	4,590	6,058	(113)	—
Reinvested capital gains	165,501	331	—	—	43,801	14,568	42,749	27,790	53,827	—	—
Total realized gains (losses) on investments	172,550	1,325	89	6,928	46,287	17,546	48,373	32,380	59,885	(113)	—

Change in unrealized appreciation (depreciation) of investments	(98,693)	70,994	(7,149)	(4,762)	28,624	18,033	(45,709)	4,534	(43,795)	1,842	—
Net increase in net assets from operations	$74,688	71,400	1,429	13,046	74,177	44,546	7,407	34,918	22,138	5,728	5,673

See accompanying notes to financial statements.

3

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2007 and 2006

	Contrafund		Growth		High Income		Index 500		Mid-Cap		Overseas
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Increase in net assets from operations:
Net investment income (loss)	$831	968	(919)	(1,420)	8,489	5,645	10,880	1,261	(734)	(2,564)	8,967	(493)
Total realized gains (losses) on investments	172,550	29,319	1,325	1,866	89	48	6,928	7,662	46,287	27,417	17,546	1,386
Change in unrealized appreciation (depreciation) of investments	(98,693)	(1,995)	70,994	10,877	(7,149)	1,454	(4,762)	29,572	28,624	5,847	18,033	21,595
Net increase in net assets from operations	74,688	28,292	71,400	11,323	1,429	7,147	13,046	38,495	74,177	30,700	44,546	22,488

Contract transactions:
Transfers of net premiums	208,006	74,335	110,176	83,132	38,990	28,887	155,786	118,658	284,371	133,890	189,227	66,284
Transfers of surrenders and death benefits	(10,176)	(2,987)	(4,025)	(7,330)	(2,158)	(1,973)	(23,592)	(4,624)	(14,714)	(6,531)	(6,782)	(1,047)
Transfers of policy loans	(18,428)	(3,420)	(4,897)	(3,494)	(82)	(1,333)	(10,718)	(39,215)	(19,520)	(2,200)	(4,255)	(1,486)
Transfers of administrative charges	(62,159)	(27,595)	(33,462)	(24,073)	(11,936)	(9,729)	(49,833)	(35,501)	(88,427)	(44,072)	(55,741)	(22,116)
Transfers between subaccounts, including the Declared Interest Option account	153,545	110,742	39,424	12,134	2,491	12,293	62,180	39,321	197,002	129,929	161,098	49,195
Net increase in net assets from contract transactions	270,788	151,075	107,216	60,369	27,305	28,145	133,823	78,639	358,712	211,016	283,547	90,830
Total increase in net assets	345,476	179,367	178,616	71,692	28,734	35,292	146,869	117,134	432,889	241,716	328,093	113,318
Net assets at beginning of year	363,757	184,390	231,769	160,077	86,128	50,836	337,275	220,141	441,336	199,620	196,654	83,336
Net assets at end of year	$709,233	363,757	410,385	231,769	114,862	86,128	484,144	337,275	874,225	441,336	524,747	196,654

(Continued)

4

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2007 and 2006

					Personal
	Equity		Mid-Cap		Strategy		Limited-		Prime
	Income		Growth		Balanced		Term Bond		Reserve
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Increase in net assets from operations:
Net investment income (loss)	$4,743	2,655	(1,996)	(2,038)	6,048	2,701	3,999	1,175	5,673	2,523
Total realized gains (losses) on investments	48,373	16,502	32,380	30,324	59,885	13,035	(113)	(192)	—	—
Change in unrealized appreciation (depreciation) of investments	(45,709)	51,463	4,534	(17,941)	(43,795)	9,916	1,842	252	—	—
Net increase in net assets from operations	7,407	70,620	34,918	10,345	22,138	25,652	5,728	1,235	5,673	2,523
Contract transactions:
Transfers of net premiums	243,936	181,688	49,006	53,824	239,173	139,588	93,696	28,877	1,174,949	542,422
Transfers of surrenders and death benefits	(14,251)	(12,003)	(1,119)	(4,257)	(28,590)	(5,424)	(2,090)	(2,023)	(10,285)	(247)
Transfers of policy loans	(27,181)	(11,855)	(8,571)	(6,806)	(10,228)	(27,104)	(3,205)	(1,125)	(3,304)	(10,553)
Transfers of administrative charges	(77,193)	(57,871)	(17,753)	(18,407)	(68,634)	(36,813)	(31,786)	(8,618)	(72,517)	(27,613)
Transfers between subaccounts, including the Declared Interest Option account	78,305	70,790	(5,502)	(1,677)	143,503	56,298	107,655	6,801	(998,340)	(489,047)
Net increase in net assets from contract transactions	203,616	170,749	16,061	22,677	275,224	126,545	164,270	23,912	90,503	14,962
Total increase in net assets	211,023	241,369	50,979	33,022	297,362	152,197	169,998	25,147	96,176	17,485
Net assets at beginning of year	534,172	292,803	211,544	178,522	315,632	163,435	54,892	29,745	64,074	46,589
Net assets at end of year	$745,195	534,172	262,523	211,544	612,994	315,632	224,890	54,892	160,250	64,074

See accompanying notes to financial statements.

5

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2007 and 2006

(1)       Organization and Significant Accounting Policies

(a)       Organization

Southern Farm Bureau Life Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Southern Farm Bureau Life Insurance Company (the Company) in accordance with the rules and regulations of the Insurance Department of the State of Mississippi. The Account is a funding vehicle for individual adjustable premium variable life insurance policies issued by the Company. The Account commenced operations on August 1, 2002.

At the direction of eligible policy owners, the Account invests in eleven investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in shares of

Fidelity Variable Insurance Products Funds:
Contrafund	Contrafund Portfolio
Growth	Growth Portfolio
High Income	High Income Portfolio
Index 500	Index 500 Portfolio
Mid-Cap	Mid-Cap Portfolio
Overseas	Overseas Portfolio

T. Rowe Price Equity Series Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio

T. Rowe Price Fixed Income Series Inc.:
Limited-Term Bond	Limited-Term Bond Portfolio
Prime Reserve	Prime Reserve Portfolio

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and separate from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account, which is held and administered by the Company. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

(b)       Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

(Continued)

6

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2007 and 2006

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

(c)        Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements.

(d)       New Accounting Pronouncement

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. FAS 157 is effective for the Account’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the Account’s net assets or results of operations.

(2)       Expense Charges

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Premium Expense Charge: The Company deducts a premium expense charge from each premium payment to compensate itself for policy-related distribution expenses. The remaining amount (the net premium) is credited to the Accumulated Value according to the allocation instructions. For each policy year, the Company currently deducts a premium expense charge equal to 10% of the premiums paid in the Policy Year up to the basic annual premium, and 3% of such premium paid in that Policy Year in excess of the basic annual premium.

Monthly Deduction: The Company deducts a monthly deduction from the Accumulated Value on the Policy Date and on each Monthly Deduction Day. The Company will make deductions from each subaccount and the Declared Interest Option on a pro-rata basis. Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction has three components:

1.         a cost of insurance charge

2.         a monthly policy expense equal to $6.00

3.         charges for any riders

(Continued)

7

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2007 and 2006

Mortality and Expense Risk Charge: The Company deducts a daily charge from each Subaccount (not the Declared Interest Option) to compensate itself for certain mortality and expense risks it assumes. This charge is equal to:

•      The assets in each subaccount, multiplied by

•      0.0028618%, which is the daily portion of the annual mortality and expense risk charge rate of 1.05% during all policy years.

Surrender Charges: If the policyholder fully surrenders the Policy (or it lapses) during the first 10 Policy Years, the Company deducts surrender charges from the Accumulated Value. The surrender charge begins at 50% of the Basic Annual Premium in the 1st year and declines 5% each year until the 11th year at which time the surrender charge will be 0%. Additional 10-year surrender charges are associated with each Specified Amount increase.

Withdrawal Charges: For each withdrawal, the Company will deduct from the amount withdrawn a fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge: The Company may currently charge $25 for the 13th and each additional transfer among the Subaccounts and Declared Interest Option during a policy year.

(3)       Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company reviews periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the accounts.

Effective January 1, 2007, the Account adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the Account’s net assets or results of operations. With limited exception, the Account is no longer subject to U.S. federal, state, and local audits by tax authorities for 2003 and earlier tax years.

(Continued)

8

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2007 and 2006

(4)       Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by the subaccounts were as follows during the year ended December 31, 2007:

	Cost of	Proceeds
Subaccount	purchases	from sales

Contrafund	$461,155	24,036
Growth	111,613	4,986
High Income	40,137	4,344
Index 500	174,498	29,796
Mid-Cap	422,565	20,786
Overseas	315,212	8,130
Equity Income	279,643	28,536
Mid-Cap Growth	59,666	17,812
Personal Strategy Balanced	365,878	30,782
Limited-Term Bond	174,329	6,061
Prime Reserve	1,051,402	955,227

(5)       Changes From Units Outstanding

Transactions in units of each subaccount were as follows for the years ended December 31, 2007 and 2006:

	2007			2006
Subaccount	Purchased	Redeemed	Net increase	Purchased	Redeemed	Net increase

Contrafund	18,418	5,073	13,345	10,852	2,169	8,683
Growth	9,158	2,884	6,274	7,261	3,128	4,133
High Income	2,725	1,091	1,634	2,849	1,010	1,839
Index 500	12,183	5,057	7,126	10,078	5,290	4,788
Mid-Cap	27,952	7,684	20,268	17,609	3,874	13,735
Overseas	13,878	2,941	10,937	5,540	1,289	4,251
Equity Income	17,351	6,869	10,482	15,484	5,305	10,179
Mid-Cap Growth	2,331	1,655	676	2,795	1,694	1,101
Personal Strategy Balanced	22,460	6,860	15,600	12,732	4,649	8,083
Limited-Term Bond	18,468	3,661	14,807	3,538	1,301	2,237
Prime Reserve	128,862	120,246	8,616	53,420	51,908	1,512

(Continued)

9

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2007 and 2006

(6)       Unit Values

The Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the years ended December 31, 2007, 2006, 2005, 2004 and 2003:

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value	assets	ratio (1)	net assets (2)	return (3)
Contrafund:
2007	33,098.21	$21.43	$709,233	1.21%	1.05%	16.36%
2006	19,753.54	18.41	363,757	1.40	1.05	10.56
2005	11,070.45	16.66	184,390	0.16	1.05	15.73
2004	3,361.24	14.39	48,377	0.21	1.05	14.24
2003	790.77	12.59	9,959	0.20	1.05	27.13
Growth:
2007	21,601.64	19.00	410,385	0.76	1.05	25.64
2006	15,327.63	15.12	231,769	0.32	1.05	5.74
2005	11,194.33	14.30	160,077	0.37	1.05	4.70
2004	6,731.63	13.66	91,938	0.11	1.05	2.30
2003	1,226.71	13.35	16,377	0.09	1.05	31.47
High Income:
2007	6,883.26	16.69	114,862	9.38	1.05	1.71
2006	5,249.75	16.41	86,128	8.95	1.05	10.08
2005	3,411.03	14.90	50,836	15.46	1.05	1.64
2004	2,056.39	14.66	30,152	2.18	1.05	8.43
2003	313.68	13.52	4,241	1.90	1.05	25.94
Index 500:
2007	26,089.68	18.56	484,144	3.64	1.05	4.34
2006	18,963.63	17.79	337,275	1.50	1.05	14.53
2005	14,176.07	15.53	220,141	1.21	1.05	3.74
2004	6,970.20	14.97	104,340	0.80	1.05	9.44
2003	2,329.71	13.68	31,860	0.35	1.05	27.08
Mid-Cap (4):
2007	47,985.44	18.22	874,225	0.93	1.05	14.42
2006	27,717.54	15.92	441,336	0.24	1.05	11.53
2005	13,982.57	14.28	199,620	0.00	1.05	17.08
2004	2,016.93	12.19	24,593	0.00	1.05	34.87
Overseas:
2007	19,358.69	27.11	524,747	0.04	0.01	0.16
2006	8,421.92	23.35	196,654	0.64	1.05	16.86
2005	4,170.55	19.98	83,336	0.45	1.05	17.81
2004	1,877.13	16.96	31,837	0.62	1.05	12.42
2003	544.52	15.08	8,212	0.45	1.05	41.88
Equity Income:
2007	39,184.49	19.02	745,195	1.78	1.05	2.18
2006	28,702.00	18.61	534,172	1.68	1.05	17.74
2005	18,523.25	15.81	292,803	1.70	1.05	2.85
2004	10,143.36	15.37	155,904	5.15	1.05	13.69
2003	2,277.83	13.52	30,785	2.21	1.05	24.20

(Continued)

10

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2007 and 2006

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value	assets	ratio (1)	net assets (2)	return (3)
Mid-Cap Growth:
2007	10,738.84	$24.45	$262,523	0.23%	1.05%	16.29%
2006	10,063.24	21.02	211,544	0.00	1.05	5.53
2005	8,962.15	19.92	178,522	0.00	1.05	13.55
2004	7,192.54	17.54	126,179	0.00	1.05	17.06
2003	2,107.56	14.98	31,571	0.00	1.05	36.95
Personal Strategy Balanced:
2007	34,536.46	17.75	612,994	2.35	1.05	6.49
2006	18,936.52	16.67	315,632	2.19	1.05	10.69
2005	10,853.93	15.06	163,435	1.92	1.05	5.33
2004	5,399.14	14.30	77,188	3.08	1.05	11.59
2003	1,284.93	12.81	16,456	2.92	1.05	23.51
Limited-Term Bond:
2007	19,868.52	11.32	224,890	4.33	1.05	4.38
2006	5,061.93	10.84	54,892	4.00	1.05	2.98
2005	2,824.73	10.53	29,745	3.70	1.05	0.78
2004	1,130.08	10.45	11,808	3.24	1.05	0.05
2003	357.29	10.44	3,731	4.68	1.05	3.19
Prime Reserve:
2007	14,728.29	10.88	160,250	4.82	1.05	3.79
2006	6,112.08	10.48	64,074	4.52	1.05	3.51
2005	4,600.42	10.13	46,589	2.71	1.05	1.72
2004	2,544.07	9.96	25,328	0.71	1.05	(0.16)
2003	3,372.59	9.97	33,631	1.23	1.05	(0.36)

(1)

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(4)	Subaccount commenced operations on May 3, 2004.

11

Report of Independent Registered Public Accounting Firm

The Board of Directors

Southern Farm Bureau Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity of Southern Farm Bureau Life Insurance Company as of December 31, 2007 and 2006, and the related statutory statements of earnings, changes in stockholders’ equity and cash flow for each of the years in the three-year period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Mississippi Insurance Department, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Southern Farm Bureau Life Insurance Company as of December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the years in the three-year period ended December 31, 2007.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and stockholders’ equity of Southern Farm Bureau Life Insurance Company as of December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2007, on the basis of accounting described in note 1.

As discussed in note 1(c), as of January 1, 2006, the Company changed its method of accounting for its investments in low income housing tax credits in accordance with Statement of Statutory Accounting Principles No. 93, Accounting for Low Income Housing Tax Credit Property Investments.

Our audits were made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The supplementary information included in Schedules 1 – 6 is presented for purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

/s/ KPMG LLP

Jackson, Mississippi
April 23, 2008

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities and Stockholders’ Equity

December 31, 2007 and 2006

Admitted Assets	2007	2006
Investments:
Bonds, at amortized cost (approximate fair value of $6,519,883,747 in 2007 and $6,480,489,010 in 2006)	$6,469,783,375	6,422,113,666
Stocks:
Preferred stocks, at cost (approximate fair value of $29,395,280 in 2007 and $19,891,280 in 2006)	29,919,680	18,659,680
Common stocks, at fair value (cost of $370,931,647 in 2007 and $371,692,234 in 2006)	468,179,007	524,956,892
Total stocks	498,098,687	543,616,572
Mortgage loans	1,258,652,259	1,241,471,516
Real estate:
Home office property, at cost, less accumulated depreciation of $20,014,561 in 2007 and $19,448,342 in 2006	13,277,577	13,843,796
Real estate held for sale, at cost, less accumulated depreciation of $389,396 in 2006	—	815,467
Total real estate	13,277,577	14,659,263
Investments in subsidiaries	6,791,852	6,443,935
Partnership interests, at approximate equity in net assets	499,149,638	444,588,170
Cash and short-term investments, at cost, which approximates fair value	400,541,203	252,393,569
Policy loans	377,273,565	363,509,545
Receivable for securities	1,958,775	9,866,506
Total investments	9,525,526,931	9,298,662,742
Deferred income taxes	26,036,576	22,998,210
Premiums deferred and uncollected	150,735,169	140,449,590
Accrued investment income	96,691,653	96,675,701
Other receivables and other assets	7,053,191	5,604,489
Separate account assets	141,501,836	114,612,835
	$9,947,545,356	9,679,003,567

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities and Stockholders’ Equity

December 31, 2007 and 2006

Liabilities and Stockholders’ Equity	2007	2006
Aggregate policy reserves:
Life and annuity policies and contracts	$6,940,378,790	6,845,899,906
Accident and health contracts	62,424,025	55,765,141
Supplementary contracts	25,111,542	26,106,010
Total aggregate policy reserves	7,027,914,357	6,927,771,057
Policy and contract claims	28,208,410	27,451,969
Policyholders’ funds:
Premiums received in advance	670,997	1,020,571
Funds on deposit	3,154,693	2,865,817
Accrued policy dividends	48,570,412	48,043,600
Dividends left on deposit	301,136,971	304,674,286
Total policyholders’ funds	353,533,073	356,604,274
Pension plan administration funds	535,774,422	469,834,843
General liabilities:
Taxes, other than federal income taxes	5,525,920	5,255,822
Federal income taxes	8,786,354	12,864,742
Due to subsidiaries and other affiliates	8,357,610	9,340,936
Commissions	6,509,679	5,946,986
Notes payable	23,604,512	31,201,451
Accounts payable and other liabilities	55,722,752	59,961,700
Total general liabilities	108,506,827	124,571,637
Asset valuation reserve	164,915,098	174,930,415
Separate account liabilities	141,501,836	114,612,835
Total liabilities	8,360,354,023	8,195,777,030
Stockholders’ equity:
Common stock of $100 par value. Authorized 20,000 shares; issued and outstanding 15,000 shares	1,500,000	1,500,000
Additional paid-in capital	400,000	400,000
Unassigned surplus	1,585,291,333	1,481,326,537
Total stockholders’ equity	1,587,191,333	1,483,226,537
	$9,947,545,356	9,679,003,567

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Earnings

Years ended December 31, 2007, 2006, and 2005

	2007	2006	2005
Income:
Premiums and other considerations:
Life premiums	$495,102,451	477,292,466	465,265,000
Annuity premiums and other fund deposits	146,853,986	201,970,509	225,645,906
Accident and health premiums	23,939,090	25,222,061	27,379,788
Supplementary contracts	9,717,448	11,421,189	11,487,749
Reserve adjustments on reinsurance ceded	—	—	5,348,945
Investment income, net of expenses of $13,615,408 in 2007, $13,375,647 in 2006, and $14,118,639 in 2005	522,663,863	494,084,874	477,268,831
Separate account fees and other	2,246,994	2,122,989	1,970,183
Total income	1,200,523,832	1,212,114,088	1,214,366,402
Benefits and reserve changes:
Death benefits	160,620,191	148,218,243	135,854,285
Accident and health benefits	9,329,021	10,714,904	7,851,905
Surrender and other life insurance benefits	406,127,976	360,915,123	279,201,839
Annuity benefits	49,006,650	47,392,326	44,386,073
Net increase in aggregate reserves, certain funds on deposit, and loading on deferred and uncollected premiums	113,119,397	202,344,772	293,778,019
Interest on policy and contract funds	40,488,684	44,014,220	38,305,909
Payments on supplementary contracts	14,770,004	14,367,238	13,890,152
Total benefits and reserve changes	793,461,923	827,966,826	813,268,182
Other operating expenses:
Commissions	54,209,310	53,386,554	52,747,875
General insurance expenses	115,100,984	112,491,063	111,179,528
Taxes, licenses and fees	17,600,287	16,256,339	16,532,239
Total other operating expenses	186,910,581	182,133,956	180,459,642
Earnings before policyholders’ dividends, federal income taxes and realized investment gains	220,151,328	202,013,306	220,638,578
Policyholders’ dividends	47,385,358	46,610,736	56,060,365
Earnings before federal income taxes and realized investment gains	172,765,970	155,402,570	164,578,213
Federal income taxes	48,246,590	40,362,702	32,060,280
Earnings before realized investment gains	124,519,380	115,039,868	132,517,933
Realized investment gains:	34,678,686	75,899,174	76,678,596
Adjusted for:
Federal income taxes	(19,101,094)	(17,599,094)	(23,866,119)
Transfer from (to) interest maintenance reserve	3,630,950	(8,379,509)	8,754,459
Realized investment gains, net	19,208,542	49,920,571	61,566,936
Net earnings	$143,727,922	164,960,439	194,084,869

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Changes in Stockholders’ Equity

Years ended December 31, 2007, 2006, and 2005

		Additional
	Common	paid-in	Unassigned
	stock	capital	surplus
Balance, December 31, 2004	$1,500,000	400,000	1,114,481,790
Net earnings	—	—	194,084,869
Change in unrealized investment gains, net	—	—	(20,477,803)
Change in equity of subsidiaries	—	—	207,133
Decrease in asset valuation reserve	—	—	7,578,465
Increase in nonadmitted assets	—	—	(5,551,226)
Change in net deferred income taxes	—	—	(1,058,631)
Other	—	—	1,242,594
Cash dividends to stockholders	—	—	(123,200)
Balance, December 31, 2005	1,500,000	400,000	1,290,383,991
Cumulative effect of change in accounting principles	—	—	(36,050,248)
Net earnings	—	—	164,960,439
Change in unrealized investment gains, net	—	—	66,670,296
Change in equity of subsidiaries	—	—	208,221
Decrease in asset valuation reserve	—	—	734,427
Decrease in nonadmitted assets	—	—	15,144,774
Change in net deferred income taxes	—	—	(20,606,363)
Cash dividends to stockholders	—	—	(119,000)
Balance, December 31, 2006	1,500,000	400,000	1,481,326,537
Net earnings	—	—	143,727,922
Change in unrealized investment gains, net	—	—	(33,277,789)
Change in equity of subsidiaries	—	—	347,917
Decrease in asset valuation reserve	—	—	10,015,317
Increase in nonadmitted assets	—	—	(32,720,456)
Change in net deferred income taxes	—	—	14,686,135
Other	—	—	1,302,000
Cash dividends to stockholders	—	—	(116,250)
Balance, December 31, 2007	$1,500,000	400,000	1,585,291,333

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2007, 2006, and 2005

	2007	2006	2005
Cash from operations:
Premiums, annuity considerations, and other fund deposits	$650,619,291	687,693,717	698,351,601
Other premiums, considerations and deposits collected	9,717,448	11,421,189	11,487,749
Reinsurance reserve adjustments received on reinsurance ceded	7,305,029	8,260,722	15,771,574
Investment income received	523,944,364	486,961,490	459,648,384
Separate account fees and other income received	2,246,994	2,122,989	1,970,183
	1,193,833,126	1,196,460,107	1,187,229,491
Life and accident and health claims paid	(170,242,371)	(157,201,104)	(145,274,982)
Surrender benefits paid	(405,078,376)	(360,098,518)	(278,408,284)
Annuity and other benefits paid to policyholders	(65,898,307)	(63,699,509)	(59,817,074)
	(641,219,054)	(580,999,131)	(483,500,340)
Commissions, taxes and other expenses paid	(201,104,450)	(202,132,144)	(193,358,845)
Dividends paid to policyholders	(31,244,999)	(37,982,701)	(36,400,733)
Federal income taxes paid	(52,515,050)	(58,644,562)	(5,797,599)
	(284,864,499)	(298,759,407)	(235,557,177)
Net cash from operations	267,749,573	316,701,569	468,171,974
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	854,022,847	1,578,142,471	1,645,745,623
Common and preferred stocks	130,479,780	212,235,094	346,771,015
Mortgage loans	136,095,868	127,869,041	123,339,153
Real estate	1,155,000	56,992	—
Other invested assets	82,169,432	61,611,071	51,082,101
Federal income taxes paid on net capital gains	(19,101,094)	(17,599,094)	(23,866,119)
Total investment proceeds	1,184,821,833	1,962,315,575	2,143,071,773
Cost of investments acquired:
Bonds	(889,217,805)	(1,839,915,209)	(1,935,505,116)
Common and preferred stocks	(99,944,477)	(154,749,009)	(134,825,910)
Mortgage loans	(153,272,333)	(159,890,943)	(193,489,017)
Real estate	—	(3,357)	(76,343)
Other invested assets	(152,658,365)	(144,285,521)	(86,813,776)
Total investments acquired	(1,295,092,980)	(2,298,844,039)	(2,350,710,162)
Net increase in policy loans	(13,764,020)	(11,568,380)	(7,495,904)
Net cash from investments	(124,035,167)	(348,096,844)	(215,134,293)
Cash from financing and miscellaneous sources:
Advances on notes payable	10,000,000	10,041,365	21,303,453
Payments on notes payable	(17,596,939)	(20,587,727)	(26,808,691)
Net decrease in securities sold under repurchase agreements	—	—	(55,785,750)
Other cash provided	17,755,241	6,529,711	5,990,170
Dividends paid to stockholders	(116,250)	(119,000)	(123,200)
Other cash applied	(5,608,824)	(26,780,910)	(2,960,426)
Net cash from financing and miscellaneous sources	4,433,228	(30,916,561)	(58,384,444)
Net increase (decrease) in cash and short-term investments	148,147,634	(62,311,836)	194,653,237
Cash and short-term investments:
Beginning of year	252,393,569	314,705,405	120,052,168
End of year	$400,541,203	252,393,569	314,705,405

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

(1)                     Corporate Structure, Basis of Presentation and Summary of Significant Accounting Policies

(a)                    Corporate Structure

Southern Farm Bureau Life Insurance Company (the Company) operates under the control of the Farm Bureaus in the states of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas, and Virginia. Because the Company operates solely within 10 Southeastern states, the Company is subject to regulatory and market risks within that geographic area.

The following are the Company’s direct subsidiaries:

Percentage
owned as of
December 31,
2007 and 2006
Southern Capital Life Insurance Company (Southern Capital)	100%
Southern Farm Bureau Fund Distributor, Inc.	100

(b)                    Nature of Business

The Company is primarily engaged in the business of providing a portfolio of the usual forms of ordinary life insurance on a participating basis, term, universal, and group life insurance, annuities, and accident and health coverages.

(c)                     Basis of Presentation

The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the National Association of Insurance Commissioners (NAIC) and the Mississippi Insurance Department, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no significant permitted accounting practices that vary from prescribed accounting practices.

On January 1, 2006, the Company reported a change in accounting principles that was mandated by the NAIC through the application of Statement of Statutory Accounting Principles No. 93 (SSAP No. 93), Accounting for Low Income Housing Tax Credit Property Investments. This change required the Company to decrease unassigned surplus by $36,050,248 that was primarily offset by a decrease to unrealized capital losses on these investments. Prior to the adoption of SSAP No. 93, the Company accounted for these investments in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and were recorded based on the underlying audited GAAP equity of the investee. Under SSAP No. 93, these investments are initially carried at cost, and the excess of the carrying amount of the investment over its estimated residual value is amortized over the period in which tax benefits are allocated to the Company.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

(d)                    Differences Between Statutory Accounting Principles and U.S. Generally Accepted Accounting Principles

Statements of Statutory Accounting Principles (SSAP) differ from GAAP in several respects, which cause differences in reported assets, liabilities, stockholders’ equity (statutory capital and surplus), net earnings and cash flows. The principal SSAP which differ from GAAP include:

•                               Investments in wholly owned subsidiaries are accounted for using the modified equity method (equity in earnings or losses determined on a statutory basis is included in unassigned surplus rather than earnings) and are treated as unconsolidated investments rather than being consolidated in accordance with Statement of Financial Accounting Standards (SFAS) No. 94, Consolidation of All Majority-Owned Subsidiaries.

•                               Eligible bonds are carried at amortized cost and eligible preferred stocks are carried at cost. Other bonds and preferred stocks are carried in accordance with valuations established by the NAIC, generally at fair value. Under GAAP, bonds categorized as held to maturity are carried at amortized cost, while bonds categorized as available for sale or trading are carried at fair value.

•                               Certain assets, designated as nonadmitted assets, have been deducted from unassigned surplus. Under GAAP, such amounts are carried at amortized cost with the appropriate valuation allowance, when necessary.

•                               Aggregate reserves for life, annuities and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals. Morbidity assumptions are based on the Company’s experience. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired or (ii) the account value for certain contracts without significant life contingencies.

•                               The interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold. No such reserve is required under GAAP.

•                               Deferred income taxes are recognized for both SSAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SSAP. In addition, under GAAP, uncertain tax positions are recognized and measured in accordance with FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109, but for statutory purposes, the amount of such tax exposures is subject to the SSAP 5 “estimate and probable” standard.

•                               The asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company and is charged to statutory surplus. No such reserve is required under GAAP.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

•                               Policy acquisition costs are expensed as incurred, while under GAAP, these costs are deferred and recognized over either (1) the expected premium paying period or (2) the estimated life of the contract.

•                               Reserves are reported net of ceded reinsurance; under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with reinsurance receivable being reflected as an asset.

•                               The Statements of Earnings are different in certain respects, with life and annuity premiums being recognized as revenue when the policies and contracts are issued. Accident and health premiums are earned on a pro rata basis over the term of the policies. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue but as deposits, including those held in Separate Accounts.

•                               Revenues for universal life policies and investment products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•                               The Statements of Cash Flow differs in certain respects from the presentation required by SFAS No. 95, Statement of Cash Flows, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.

•                               The provision for participating policyholders’ dividends is determined by the board of directors rather than being recorded ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

•                               Pension expense and the related financial statement disclosures are not determined in accordance with SFAS No. 87, Employers’ Accounting for Pensions, as amended by SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.

•                               In accordance with SSAP No. 93, investments in low income housing tax credits are accounted for using the amortized cost method in accordance with GAAP with a modification to include tax benefits during the holding period.

•                               Postretirement benefits expense and the related financial statement disclosures are not determined in accordance with SFAS No. 106, Employers’ Accounting for Postretirement Benefits Other Than Pensions, as amended by SFAS No. 158.

•                               The statutory basis financial statements do not include reporting and display of comprehensive income and its components as specified under GAAP.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

The aggregate effect on the accompanying statutory financial statements of the variations from GAAP has not been determined, but is presumed to be material.

The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)                     Recognition of Revenue and Related Expenses

Life premiums are recognized as income over the premium paying period of the related policies. For accident and health contracts, premiums are earned on a pro rata basis over the applicable policy period. Premiums and fund deposits for universal life, single premium immediate annuity and single premium deferred annuity contracts are reported as revenue when collected. Benefits and other fund withdrawals are expensed as incurred. Policy acquisition and maintenance expenses are charged to operations as incurred.

(f)                       Financial Instruments

Investments in bonds are generally stated at amortized cost, except for bonds where the NAIC rating has fallen to 6 and the NAIC fair value has fallen below amortized cost, in which case they are carried at NAIC fair value. Interest revenue is recognized when earned. When management believes it is no longer probable that the Company will collect all amounts due according to the contractual terms of the bond, the bond is written down from its cost basis to its fair value and a loss is recognized in the Statutory Statements of Earnings. Subsequent recoveries in fair value are not recognized until the bond is sold. As of December 31, 2007 and 2006, there were $633 of nonadmitted amounts related to bond holdings.

Amortization of mortgage and asset-backed bonds is based on anticipated prepayments at the date of purchase, with significant changes in estimated cash flows from original purchase assumptions recognized using the retrospective method. Prepayment assumptions for mortgage and asset-backed bonds are obtained from broker-dealer surveys or internal estimates. Amortization is accounted for using a method that approximates the interest method.

Common stock of unaffiliated companies is carried at fair value. Investments in common stocks of wholly owned subsidiaries (see note 1(a)) are valued at the statutory equity of the subsidiaries as described in the Purposes and Procedures Manual of the Securities Valuation Office of the NAIC. Dividends from subsidiaries are recorded as income when paid. No dividends were received from the Company’s subsidiaries during 2007, 2006, or 2005. The Company’s management periodically monitors and evaluates the differences between the cost and fair value of investments. If after monitoring and analysis management believes that the decline in fair value is other than temporary, the cost of the investment is adjusted and a realized loss is recognized in the Statutory Statements of Earnings.

Preferred stocks are carried at cost, except where the NAIC rating is 4 or below and the NAIC fair value has fallen below amortized cost, in which case it is carried at NAIC fair value. There were

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

$6,062,110 and $2,562,100 of nonadmitted amounts relating to preferred stocks as of December 31, 2007 and 2006, respectively.

The Company’s policy is to identify and review any potentially impaired securities, using internal resources and external information provided by the Company’s portfolio managers. The Company makes the determination as to whether the security is other-than-temporarily impaired, and determines a fair value based on relevant facts and circumstances. The total impairment loss recognized in 2007 was $1,861,200 for bonds, $239,990 for preferred stocks, $3,340,450 for common stocks, and $7,835,280 for partnership interests. The total impairment loss recognized in 2006 was $0 for bonds, preferred and common stocks, and $15,541,575 for partnership interests. The total impairment loss recognized in 2005 was $132,823 for bonds, $0 for preferred stocks, $106,640 for common stocks, and $1,146,240 for partnership interests.

Short-term investments are stated at cost, which approximates fair value. Real estate is stated at depreciated cost. Real estate held for sale is carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Mortgage loans and policy loans are stated at their unpaid principal balance, less an allowance for loan losses, if any. At December 31, 2007 and 2006 and for each of the years in the three-year period ended December 31, 2007, the Company had no impaired loans. Limited partnership interests are accounted for using a method that approximates the equity method.

Low income housing tax credit property investments are initially recorded at cost and the excess of the carrying amount of the investment over its estimated residual value is amortized over the period in which tax benefits are allocated to the Company. The amount amortized during 2007 and 2006 was approximately $18,100,000 and $14,600,000, respectively, and is reflected as a component of net investment income. The number of remaining years of unexpired tax credits varies from 5 to 12 years with an average of 10.0 years. The required holding period varies from 6 to 18 years with an average of 11.9 years.

Realized investment gains and losses, determined on a specific identification basis, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related income taxes. For bonds and preferred stock carried at NAIC fair value, the difference between amortized cost and fair value is treated as a nonadmitted asset. Changes in fair values of common stock and changes in statutory equity of unconsolidated subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.

(g)                    Nonadmitted Assets

Certain assets, principally furniture, equipment, agents’ debit balances, IMR debit balances, certain amounts related to investments in or near default, prepaid expenses, and certain deferred income tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Changes in these assets are presented as changes in unassigned surplus.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

(h)                    Aggregate Reserves

Policy reserves on annuity and supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year.

Policy reserves on life contracts are based on statutory mortality and valuation interest rates using the Commissioners’ Reserve and Valuation Method or the Net Level Premium Reserve Method. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year. Liabilities for life policy reserves and interest-sensitive insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals.

Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using specified statutory interest rates, mortality or morbidity assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum of guaranteed policy cash values or the amounts required by law.

(i)                       Policy and Contract Claims and Claims Adjustment Expenses

The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for (a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insurer and (c) claims adjustment expenses.

Reserve estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

(j)                       Interest Maintenance Reserve

The interest maintenance reserve (IMR) represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments. These gains and losses are amortized into income on a level yield method over the estimated remaining life of the investment sold or called.

(k)                    Asset Valuation Reserve

The asset valuation reserve (AVR) is a reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.

(l)                       Federal Income Taxes

The Company files a consolidated federal income tax return that includes the operating results of the Company and its wholly owned subsidiaries. Income taxes are allocated to the subsidiaries as if they filed separate federal income tax returns.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

The Company’s method of accounting for income taxes is the liability method. Under the liability method, deferred tax assets and liabilities are adjusted to reflect changes in statutory tax rates resulting in income adjustments in the period such changes are enacted. Deferred income taxes are recognized, subject to statutory limitations, for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the temporary difference is expected to reverse.

(m)                 Reinsurance

Reinsurance premiums, commissions, expense reimbursement, claims and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

(n)                    Guaranty Fund Assessments

State guaranty fund assessments are recognized when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated. In addition, the Company may recognize an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies.

(o)                    Electronic Data Processing (EDP) Equipment and Software

EDP equipment and operating software are admitted assets to the extent they conform to the requirement of SSAP No. 16, EDP Equipment and Software. Depreciation expense related to these assets was $777,601 in 2007, $639,641 in 2006, and $729,026 in 2005.

Accumulated depreciation related to these assets totaled $4,401,121 and $4,657,609 for December 31, 2007 and 2006, respectively. An accelerated depreciation method (MACRS) is the method used by the Company to compute depreciation.

(p)                    Assets Held in Separate Accounts and Liabilities Related to Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity represent funds that are separately administered for variable annuity and variable life contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying statutory financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in separate account fees and other income on the statutory statements of earnings.

(q)                    Reclassifications

Certain prior period amounts have been reclassified to conform with the current year presentation. These reclassifications have no impact on stockholders’ equity or net earnings.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

(2)                     Financial Instruments

(a)                    Bonds and Preferred and Common Stocks

At December 31, 2007 and 2006, the cost or amortized cost, gross unrealized gains and losses, and NAIC fair values of the Company’s bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:

	Cost or	Gross	Gross
	amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
2007:
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$299,728,368	23,805,505	(728,309)	322,805,564
Mortgage-backed securities	1,467,648,322	24,245,195	(11,775,076)	1,480,118,441
Corporate and other securities	4,702,406,685	95,807,066	(81,254,009)	4,716,959,742
Total bonds	$6,469,783,375	143,857,766	(93,757,394)	6,519,883,747
Preferred stocks	$29,919,680	208,000	(732,400)	29,395,280
Common stocks	370,931,647	136,321,213	(39,073,853)	468,179,007
Total stocks	$400,851,327	136,529,213	(39,806,253)	497,574,287
2006:
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$561,805,455	18,565,541	(2,667,557)	577,703,439
Mortgage-backed securities	1,446,818,561	16,300,641	(9,275,238)	1,453,843,964
Corporate and other securities	4,413,489,650	90,667,233	(55,215,276)	4,448,941,607
Total bonds	$6,422,113,666	125,533,415	(67,158,071)	6,480,489,010
Preferred stocks	$18,659,680	1,570,600	(339,000)	19,891,280
Common stocks	371,692,234	168,344,587	(15,079,929)	524,956,892
Total stocks	$390,351,914	169,915,187	(15,418,929)	544,848,172

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

The estimated fair value and unrealized losses for debt and equity securities in an unrealized loss position at December 31, 2007 and 2006 were as follows:

	Held less than 12 months		Held 12 months or more		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
2007	fair value	losses	fair value	losses	fair value	losses
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$61,913,508	(620,236)	3,415,174	(108,073)	65,328,682	(728,309)
Mortgage-backed securities	221,457,910	(6,581,969)	115,423,822	(5,193,107)	336,881,732	(11,775,076)
Corporate and other securities	912,202,609	(33,175,261)	1,088,580,367	(48,078,748)	2,000,782,976	(81,254,009)
Total bonds	$1,195,574,027	(40,377,466)	1,207,419,363	(53,379,928)	2,402,993,390	(93,757,394)
Preferred stocks	$9,650,000	(279,400)	6,747,000	(453,000)	16,397,000	(732,400)
Common stocks	68,669,787	(28,088,018)	14,018,416	(10,985,835)	82,688,203	(39,073,853)
Total stocks	$78,319,787	(28,367,418)	20,765,416	(11,438,835)	99,085,203	(39,806,253)

	Held less than 12 months		Held 12 months or more		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
2006	fair value	losses	fair value	losses	fair value	losses
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$163,843,391	(1,569,239)	98,882,356	(1,098,318)	262,725,747	(2,667,557)
Mortgage-backed securities	385,987,979	(3,268,401)	258,037,668	(6,006,837)	644,025,647	(9,275,238)
Corporate and other securities	1,050,623,405	(15,873,042)	961,259,485	(39,342,234)	2,011,882,890	(55,215,276)
Total bonds	$1,600,454,775	(20,710,682)	1,318,179,509	(46,447,389)	2,918,634,284	(67,158,071)
Preferred stocks	$—	—	6,861,000	(339,000)	6,861,000	(339,000)
Common stocks	43,851,229	(11,425,856)	19,726,850	(3,654,073)	63,578,079	(15,079,929)
Total stocks	$43,851,229	(11,425,856)	26,587,850	(3,993,073)	70,439,079	(15,418,929)

The fair value of all fixed income securities was impacted by a downward movement in short to intermediate term interest rates during 2007. The Company believes unrealized losses recorded at year end are temporary in nature and the principal is not at risk. The Company also believes its equity holdings that are below cost are only temporarily impaired due to market conditions and not permanently impaired. The Company monitors all securities in its portfolios and makes a formal review each quarter to identify potential credit deterioration. If it is determined that a security has a decline in value that is not temporary, its cost basis is reduced to its fair market value and the resulting change is recognized as a realized loss. In making the decision to impair a security, the following factors are considered: the extent and duration of the decline (generally if greater than 25%

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

and longer than six months), the reason for the decline (either interest rate or credit related), the Company’s ability and intent to hold the security that will allow for a recovery in value, and the current conditions and near term financial prospects of the issuer.

The scheduled maturity distribution of the bond portfolio at December 31, 2007 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated
	cost	fair value
Due in one year or less	$183,200,971	184,198,064
Due after one year through five years	1,327,939,513	1,359,064,377
Due after five years through ten years	2,029,860,939	2,026,439,847
Due after ten years	1,461,133,630	1,470,063,018
	5,002,135,053	5,039,765,306
Mortgage-backed securities	1,467,648,322	1,480,118,441
	$6,469,783,375	6,519,883,747

As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders with a statement value of $5,644,562 and $5,358,173 at December 31, 2007 and 2006, respectively.

The credit quality of the bond portfolio at December 31, 2007 and 2006 follows. The quality ratings represent NAIC designations.

	2007		2006
	Amortized		Amortized
	cost	Percent	cost	Percent

Class 1 – highest quality	$4,621,535,613	71.4%	$4,845,501,016	75.4%
Class 2 – high quality	1,793,031,105	27.7	1,498,245,850	23.3
Class 3 – medium quality	29,589,941	0.5	67,960,256	1.1
Class 4 – low quality	7,994,319	0.1	5,083,987	0.1
Class 5 – lower quality	12,124,758	0.2	5,107,705	0.1
Class 6 – in or near default	5,507,639	0.1	214,852	—
	$6,469,783,375	100.0%	$6,422,113,666	100.0%

Bonds with ratings ranging from AAA/Aaa to BBB/Baa3, as assigned by a rating service such as Standard and Poor’s Corporation or Moody’s Investment Services, are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the U.S. government or an agency thereof) are not rated, but are considered to be investment grade securities. The NAIC regards agencies and treasuries and A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

Class 4 (low quality), all C ratings as Class 5 (lower quality), and D ratings as Class 6 (in or near default).

(b)                    Common Stocks of Affiliates

The Company’s wholly owned subsidiaries are accounted for using the modified equity method rather than being consolidated in accordance with SFAS No. 94, Consolidation of All Majority-Owned Subsidiaries. A summary of the principal unconsolidated subsidiary’s financial position and operating results, prepared on a statutory basis, follows:

Southern Capital Life Insurance Company  – Unaudited

	2007	2006
Total admitted assets	$6,615,134	6,442,803
Total liabilities	164,110	243,309
Capital stock and surplus	6,451,024	6,199,494
Net earnings	251,530	206,010

(c)                     Mortgage Loans

At December 31, 2007 and 2006, the Company’s mortgage loan portfolio consisted of $1,258,652,259 and $1,241,471,516 of first lien mortgage loans, respectively. The loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties and have a maximum loan-to-value ratio of 75% at the date of origination. The Company generally does not engage in construction lending or land loans. At December 31, 2007, approximately 14.60% and 11.78% of the Company’s mortgage loans have underlying collateral located in the states of California and Florida, respectively. The minimum and maximum interest rates on mortgage loans originated during 2007 were 5.54% and 6.35%, compared to 5.35% and 6.44% during 2006, and 4.40% and 6.17% during 2005, respectively. The portfolio consisted of loans with an average loan balance of $2,742,305 at December 31, 2007 compared to $2,716,568 at December 31, 2006. All of the Company’s mortgages were in good standing with no principal or interest payments delinquent more than 90 days as of December 31, 2007 and 2006.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

(d)                    Net Investment Income

For the years ended December 31, 2007, 2006, and 2005, the sources of investment income of the Company were as follows:

	2007	2006	2005
Bonds	$381,662,803	374,175,192	350,311,075
Preferred and common stocks	9,646,655	11,633,315	15,434,897
Mortgage loans	79,819,595	80,960,908	81,202,313
Policy loans	24,905,282	24,048,192	23,169,913
Short-term investments	17,675,251	13,146,538	5,194,904
Other	22,569,685	3,496,376	16,074,368
Gross investment income	536,279,271	507,460,521	491,387,470
Investment expenses	(13,615,408)	(13,375,647)	(14,118,639)
Net investment income	$522,663,863	494,084,874	477,268,831

Proceeds from sales of bonds during 2007, 2006, and 2005 were $152,797,938, $934,005,352, and $1,054,938,559, respectively. Gross gains of $141,754 in 2007, $56,026,069 in 2006, and $18,337,468 in 2005 and gross losses of $5,729,782 in 2007, $27,897,675 in 2006, and $29,746,094 in 2005 were realized on those sales.

Proceeds from sales of common stocks during 2007, 2006, and 2005 were $130,479,780, $147,734,142, and $302,787,229, respectively. Gross gains of $48,120,756 in 2007, $53,229,110 in 2006, and $82,968,409 in 2005 and gross losses of $5,591 in 2007, $1,944,226 in 2006, and $1,363,300 in 2005 were realized on those sales.

There were no sales of preferred stocks during 2007. Proceeds from sales of preferred stocks during 2006 and 2005 were $49,723,489 and $34,298,513, respectively. Gross gains of $4,115,183 in 2006 and $2,459,191 in 2005 and gross losses of $726,413 in 2006 and $3,949,163 in 2005 were realized on those sales.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

(3)                     Aggregate Reserves

Liabilities for the life insurance products principally use the 1958 CSO table assuming interest rates ranging from 2 1/2% to 4 1/2%, the 1980 CSO tables assuming interest rates ranging from 4% to 5% and the 2001 CSO tables assuming interest rates of 4%. Liabilities for most annuities use the 1971 IAM, 1983 Table A, or the Annuity 2000 tables with interest rates ranging from 4 1/2% to 7 1/2%. As of December 31, 2007 and 2006, the following table summarizes the aggregate reserves for the Company:

Line of Business

	2007	2006
Individual life:
Traditional	$2,269,825,139	2,122,952,630
Universal	1,198,752,572	1,194,084,509
Total individual life	3,468,577,711	3,317,037,139
Group life	5,680,133	5,418,482
Total life	3,474,257,844	3,322,455,621
Annuities:
Individual:
Immediate	68,252,412	70,809,858
Deferred	3,135,604,550	3,219,467,474
Total individual annuities	3,203,856,962	3,290,277,332
Group annuities	27,649,841	28,034,636
Total annuities	3,231,506,803	3,318,311,968
Individual supplementary contracts with life contingencies	129,529,165	126,564,914
Other	105,084,978	78,567,403

Accident and health:
Active life – Individual	42,787,339	37,272,097
Active life – Group	1,163,039	1,002,341
Claim reserve – Individual	11,687,559	11,404,426
Claim reserve – Group	6,786,088	6,086,277
Total accident and health aggregate reserves	62,424,025	55,765,141
Supplementary contracts without life contingencies	25,111,542	26,106,010
Total aggregate reserves	$7,027,914,357	6,927,771,057

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

(4)                     Policy and Contract Claims and Liabilities

Activity in the liability for unpaid accident and health claims and claims adjustment expenses is summarized in the following table. The liability for unpaid accident and health claims and claims adjustment expenses includes policy and contract claims in process and the corresponding claims reserve. These amounts are included as a component of the aggregate reserve for accident and health contracts and liability for policy and contract claims presented in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity.

	2007	2006	2005
Balance January 1	$39,437,190	33,707,394	30,487,696
Less reinsurance recoverables	19,646,667	16,390,337	13,858,533
Net balance January 1	19,790,523	17,317,057	16,629,163
Incurred related to:
Current year	9,076,867	10,348,886	8,357,866
Prior year	(1,003,381)	(512,866)	(1,077,587)
Total incurred	8,073,486	9,836,020	7,280,279
Paid related to:
Current year	3,611,264	3,678,800	3,267,613
Prior year	4,053,034	3,683,754	3,324,772
Total paid	7,664,298	7,362,554	6,592,385
Net balance December 31	20,199,711	19,790,523	17,317,057
Plus reinsurance recoverables	22,366,254	19,646,667	16,390,337
Balance December 31	$42,565,965	39,437,190	33,707,394

(5)                     Transactions with Affiliates

Through common ownership and directorship, the Company has certain transactions with associated companies. Significantly all of these transactions represent agency-related costs of operations. Service agreements with the State and County Farm Bureau organizations in the various states provide for reimbursement to these organizations of the cost of office space and clerical assistance. During the years ended December 31, 2007, 2006, and 2005, such fees aggregated $17,507,855, $17,240,865, and $17,319,604, respectively, and are included in general insurance expenses in the statutory statements of earnings.

The Company has entered into Sponsorship Agreements with each of the State Farm Bureaus of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas and Virginia. The agreements call for payment of the sum of $1,000,000 to each of the State Farm Bureaus, payable in periodic payments for 10 years beginning in 2005. The agreements provide the Company with the right to sponsor one or more mutually agreeable Farm Bureau events or programs for a period of 10 years beginning in 2005. The total liability at December 31, 2007 and 2006 was $5,682,967 and $6,334,566,

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

respectively, which is the present value of the future stream of payments discounted at an appropriate rate of interest.

Additionally, the Company allocates certain expenses to its subsidiaries, principally Southern Capital. Southern Capital remits a management fee to the Company as reimbursement for these expenses. Such allocated expenses aggregated approximately $25,000 in 2007, 2006, and 2005. As discussed in note 1(l), federal income taxes are allocated to the Company’s subsidiaries as if they filed a separate return.

At December 31, 2007 and 2006, amounts due from (to) subsidiaries and other affiliates consisted of the following:

	2007	2006
Southern Capital Life Insurance Company	$161,395	240,594
Southern Farm Bureau Fund Distributor, Inc.	31,332	22,803
State and County Farm Bureaus	(8,550,337)	(9,604,333)
	$(8,357,610)	(9,340,936)

(6)                     Notes Payable

Notes payable at December 31, 2007 and 2006 consist of the following:

	2007	2006
Non-interest bearing note maturing July 1, 2011; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XXVII, L.P.	$5,604,934	7,806,846

Non-interest bearing note maturing October 1, 2009; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XXV, L.P.	10,677,986	10,677,986

Non-interest bearing note maturing July 1, 2008; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XXIV, L.P.	491,922	10,131,960

Non-interest bearing note maturing October 1, 2007; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XXII, L.P.	—	2,584,659

Non-interest bearing note maturing April 1, 2012; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XXVIII, L.P.	6,829,670	—
	$23,604,512	31,201,451

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

The aggregate maturities of notes payable for each of the years subsequent to December 31, 2007 are as follows:

Year ending December 31:
2008	$19,484,531
2009	3,803,168
2010	123,040
2011	138,055
2012	55,718
$23,604,512

(7)                     Retirement Plans

The Company has a noncontributory defined benefit pension plan, a contributory defined contribution plan and a postretirement benefit plan. All plans cover substantially all employees, subject to certain eligibility requirements such as age and length of service.

(a)                    Pension Plan

The Company presently maintains a noncontributory defined benefit pension plan covering all employees who have met the eligibility requirements. Benefits are based on a participant’s years of service and average monthly salary. The Company has agreed to make contributions to provide assets with which to pay retirement benefits.

The projected benefit obligation, as determined by consulting actuaries (computed using the assumptions below), and the net assets available for benefits as of December 31, 2007 and 2006 follow:

	2007	2006
Change in plan assets:
Fair value of assets at January 1	$61,695,780	55,438,212
Actual return on plan assets	3,919,538	3,496,059
Employer contributions	6,477,000	5,347,007
Net assets transferred	(15,973)	—
Benefits paid	(2,607,220)	(2,585,498)
Fair value of plan assets at December 31	$69,469,125	61,695,780
Change in projected benefit obligation:
Benefit obligation at January 1	$78,299,737	71,872,348
Service cost	4,739,082	4,370,948
Interest cost	4,420,839	4,078,935
Actuarial (gain) loss	(5,206,031)	563,004
Net liabilities transferred	(15,973)	—
Benefits paid	(2,607,220)	(2,585,498)
Benefit obligation at December 31	$79,630,434	78,299,737

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

	2007	2006
Funded status:
Funded status	$(10,161,309)	(16,603,957)
Unrecognized transition liability	2,822,989	3,040,142
Unrecognized prior service cost	300,247	333,608
Unrecognized actuarial loss	11,625,234	17,058,749
Prepaid benefit cost (nonadmitted)	$4,587,161	3,828,542

The accumulated benefit obligation for the pension plan was $55,393,667 and $50,859,657 at December 31, 2007 and 2006, respectively.

The projected benefit obligation for nonvested employees at December 31, 2007 and 2006 was $297,474 and $373,508, respectively.

The projected unit credit cost method is the actuarial method used in funding the plan. The components of pension costs and significant actuarial assumptions for the years ended December 31, 2007, 2006, and 2005 were:

	2007	2006	2005
Components of pension cost:
Service cost	$4,772,443	4,404,309	4,037,323
Interest cost	4,420,839	4,078,935	3,699,500
Expected return on plan assets	(4,401,960)	(3,987,906)	(3,523,708)
Amortization of transition obligation liability	217,153	217,153	217,153
Recognized actuarial loss	709,906	678,205	594,039
Net periodic benefit cost	$5,718,381	5,390,696	5,024,307

	2007	2006	2005
Actuarial assumptions as of December 31:
Discount rate	5.90%	5.75%	5.75%
Expected return on plan assets	6.75%	7.25%	7.25%
Rate of compensation increase	Graded;	Graded;	Graded;
	4.0% – 10.5%	4.0 – 11.5%	4.0 – 11.5%
Mortality table	RP2000	RP2000	RP2000
Postretirement lump sum/ annuity purchase	5.75% and	5.75% and	5.75% and
assumptions	1994 GAR	1994 GAR	1994 GAR

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

Plan Assets

The Company’s pension plan weighted average asset allocation at December 31 was:

	2007	2006
Asset category:
Group Deposit Administration Contract (DA-111)	100%	100%

The Company’s investment policy and strategy for the pension plan focuses on preservation of principal with very limited exposure to market volatility. This goal has been accomplished through a group deposit administration contract. The Group Deposit Administration Contract (DA-111) issued on July 1, 1996 by the Company is a guaranteed benefit contract. The guaranteed minimum interest rate is 3.25%. Interest is credited to the deposit fund each year. Each contract year, the Company declares an interest rate in advance that will apply to the outstanding balance of the deposit fund and to new deposits. The rate declared by the Company will apply for the entire contract year and will be determined by the same method for all contracts of the same class. Any rate declared will not be less than the guaranteed minimum interest rate.

The Company selects the expected long-term rate of return on assets assumption in consultation with the enrolled actuary from Hewitt Associates. This rate is intended to reflect the average rate of earnings expected to be earned on the funds invested or to be invested to provide plan benefits. The Company’s overall expected rate of return on assets is 6.75%. Historical performance is reviewed and consideration is given to anticipated future long-term economic trends. Over the past ten years, the actual credited rate has varied from 6.25% to 8.30% with an arithmetic average of 7.34%. Each year the Pension Committee meets with Hewitt Associates to review all actuarial assumptions.

In 2007, the Company made the decision to change the asset allocation of the defined benefit pension plan from a 100% allocation to the Deposit Administration Contract to a mix of fixed income and equity assets that will be managed on a total return basis. To execute this plan, the Company has hired Watson Wyatt International to perform a study on the assets and liabilities of the plan and to perform a search for asset managers for the plan. The Company has changed the trustee for the plan to State Street Bank effective December 31, 2007 in anticipation of the change in asset allocation. The assets are currently being reallocated to the new investment mix, and the Company anticipates that the reallocation will be completed during 2008.

Contributions

The acceptable range of contributions to the plan is determined each year by the enrolled actuary. In 2008, the Company’s recommended contribution is expected to be approximately $5,477,000. However, the actual amount of the contribution will be determined based on the plan’s funded status, personnel experience, pay increases, assumption changes, and return on plan assets as of the measurement date, which is the July 1 valuation date.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

Projected Benefit Payments

The following fiscal year pension plan benefit payments, which reflect expected future service, are expected to be paid:

Projected
benefit
payments
Year:
2008	$3,359,741
2009	3,545,764
2010	4,173,915
2011	6,202,670
2012	7,960,588
2013 – 2017	40,691,339

(b)                    Defined Contribution Plan

Participants may contribute up to 50% of their compensation to this plan each year, not to exceed $15,500 (indexed), subject to regulatory limitations. Participants age 50 and older may contribute an additional amount up to $5,000. The Company matches participant contributions that qualify for income tax deferral, limited to four percent of each participant’s compensation. All contributions made by a participant are vested. The cost of the plan to the Company was $1,039,153, $994,924, and $882,062, in 2007, 2006, and 2005, respectively.

(c)                     Postretirement Benefit Plan

The actuarial and recorded liability for the Company’s postretirement benefit plan, none of which has been funded, is $14,965,270 and $10,755,155 at December 31, 2007 and 2006, respectively.

Postretirement benefit expense of $2,830,173, $1,264,618, and $1,599,584, is reflected as a component of general insurance expenses in the 2007, 2006, and 2005 statutory statements of earnings, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 5.90% in 2007 and 5.75% in 2006. The health care cost trend rate for 2007 expense was 9.5% in 2007 graded to 5.5% for 2011 and beyond for employees under 65, 11.5% in 2007 graded to 5.5% for 2013 and beyond for employees over 65, and 13.0% for 2007 graded to 5.5% in 2015 and beyond considering the Medicare prescription drug subsidy. The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 8.5% for 2008 graded to 5.5% in 2011 and beyond for employees under 65, 10.5% for 2008 graded to 5.5% in 2013 and beyond for employees over 65, and 12.0% for 2008 graded to 5.5% in 2015 and beyond considering the Medicare prescription drug subsidy. If the healthcare cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2007, would be increased by 12.8%.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

(8)                    Federal Income Taxes

The net deferred tax asset at December 31, 2007, and the change from the prior year are comprised of the following components:

	2007	2006	Change
Total gross deferred tax assets	$216,324,471	203,154,437	13,170,034
Total deferred tax liabilities	(100,623,842)	(123,345,912)	22,722,070
Net deferred tax asset	115,700,629	79,808,525	35,892,104
Deferred tax assets nonadmitted	(89,664,053)	(56,810,315)	(32,853,738)
Admitted deferred tax asset	$26,036,576	22,998,210	3,038,366

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

	2007	2006	Change
Net deferred tax asset	$115,700,629	79,808,525	35,892,104
Tax effect of unrealized gains and losses	(32,436,661)	(53,642,630)	21,205,969
Net tax effect without unrealized gains and losses	$148,137,290	133,451,155	14,686,135
Change in net deferred income taxes			$14,686,135

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

The main components of deferred taxes as of December 31, 2007 and 2006 are as follows:

	2007	2006
Deferred tax assets:
Life reserves	$118,350,494	110,993,172
Deferred acquisition costs	61,101,388	58,997,219
Partnerships	5,387,843	—
Policyholder dividends	11,369,732	11,367,098
Other employee benefits	15,465,827	14,184,798
Asset impairments	3,080,794	6,738,765
Fixed assets	190,128	105,835
Other	1,378,265	767,550
Total deferred tax assets	216,324,471	203,154,437
Nonadmitted deferred tax assets	(89,664,053)	(56,810,315)
Admitted deferred tax assets	126,660,418	146,344,122
Deferred tax liabilities:
Premiums deferred and uncollected	(52,763,769)	(49,157,357)
Accrual of discount on bonds	(6,570,370)	(4,748,488)
Asset conversions	(4,191,611)	(4,191,611)
Difference in statutory and tax accumulated depreciation	(1,429,248)	(1,538,331)
Unrealized investment gains	(32,436,660)	(53,642,630)
Partnerships	—	(7,517,356)
Other	(3,232,184)	(2,550,139)
Total deferred tax liabilities	(100,623,842)	(123,345,912)
Net admitted deferred tax asset	$26,036,576	22,998,210

As of December 31, 2007, there were no operating loss or tax credit carryforwards available for tax purposes.

The amount of federal income taxes incurred that is available for recoupment in the event of future net losses is $67,000,000 in 2007, $60,100,000 for 2006, and $58,200,000 for 2005.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

The differences between income tax expense shown on the statutory statements of earnings and the amounts computed by applying the federal income tax rate of 35% in 2007, 2006, and 2005 to earnings before federal income taxes follow:

	2007		2006		2005
	Amount	Percent	Amount	Percent	Amount	Percent
Current income taxes incurred:
Operations	$48,246,590	23.3%	$40,362,702	17.5%	$32,060,280	13.3%
Realized investment gains	19,101,094	9.2	17,599,094	7.6	23,866,119	9.9

Current income taxes incurred	67,347,684	32.5	57,961,796	25.1	55,926,399	23.2

Change in deferred income tax (without tax on unrealized gains and losses)	(14,686,135)	(7.1)	20,606,363	8.9	1,058,631	0.4

Total income tax reported	$52,661,549	25.4%	$78,568,159	34.0%	$56,985,030	23.6%

Income taxes computed at statutory rate	$72,605,630	35.0%	$80,955,611	35.0%	$84,439,883	35.0%
Dividends received deduction	(1,266,824)	(0.6)	(1,045,026)	(0.5)	(2,234,115)	(0.9)
Nondeductible expenses	1,323,826	0.6	1,522,828	0.7	1,342,947	0.5
Tax-exempt income	(10,786)	(0.0)	(18,496)	(0.0)	(26,276)	(0.0)
Tax adjustment for interest maintenance reserve	684,390	0.3	922,845	0.4	613,635	0.3
Adjustment of prior year’s income taxes	(1,228,007)	(0.6)	13,911	0.0	(3,127,093)	(1.3)
Tax credits	(19,943,417)	(9.6)	(17,250,913)	(7.5)	(13,317,426)	(5.5)
Partnership and other adjustments	496,737	0.3	13,467,399	5.9	(10,706,525)	(4.5)

	$52,661,549	25.4%	$78,568,159	34.0%	$56,985,030	23.6%

As of December 31, 2007, the Company had no unrecognized deferred tax liabilities.

In August 2007, the Internal Revenue Service (IRS) issued Revenue Ruling 2007-54 which would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction (DRD) on separate account assets held in connection with variable annuity and life contracts. However, the ruling was suspended by Revenue Ruling 2007-61, which also announced the IRS’ intention to issue regulations with respect to certain computational aspects of the DRD. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, prospectivity is not guaranteed. As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. During 2007, 2006, and 2005, the Company recognized an income tax benefit of $444,143, $224,990 and $246,244, respectively, related to the separate account DRD.

The Company files income tax returns in the U.S. federal jurisdiction and the state of Florida. With few exceptions, the Company is no longer subject to U.S. federal and state income tax examinations by tax authorities for years before 2004. However, the Company anticipates that it is reasonably possible that an additional payment in the range of $0 to $1,682,441 will be made for the tax years 2004-2007. If the

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

Company incurs interest and penalties on income taxes, they are recognized as a component within income taxes.

(9)                     Commitments and Contingencies

(a)                    Litigation

The Company and other parties are involved in various litigation in the normal course of business. It is management’s opinion, after consultation with counsel and a review of the facts, that the ultimate liability, if any, arising from such contingencies will not have a material adverse effect on the Company’s financial position or on the results of its operations or cash flows.

(b)                    Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.

There are currently several insurance companies, which had substantial amounts of life and annuity business, in the process of liquidation or rehabilitation. The Company’s net payment was $62,153, $0, and $537,761, to various state guaranty associations during 2007, 2006, and 2005, respectively. The Company has recorded a liability related to guaranty fund assessments of $2,725,000 and $2,974,000 at December 31, 2007 and 2006, respectively.

(c)                     Leases

The Company is obligated under the terms of various leases for certain equipment. Total lease rental expense, including short-term rentals, amounted to approximately $3,009,000 in 2007, $3,006,000 in 2006, and $3,251,000 in 2005. In most cases, management expects that in the normal course of business leases will be renewed or replaced by other leases. Future minimum rental payments required under leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2007 are not significant.

(d)                    Loan and Equity Commitments

The Company makes commitments to extend credit and make equity investments in the normal course of business. Commitments to extend credit are agreements to lend money with fixed expiration dates or other termination clauses. Equity commitments usually take the form of investments in limited partnerships. The Company applies its normal lending standards when extending credit commitments. Since several of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral is not obtained for commitments to extend credit, but is obtained when loans are closed based on an assessment of the customers’ creditworthiness. The Company’s maximum exposure to credit loss is represented by the contractual amount of the commitments. Commitments to extend credit and make equity investments aggregated approximately $267,779,000 at December 31, 2007.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

(10)             Reinsurance

The Company follows the usual industry practices of reinsuring (ceding) portions of its risk with other companies. Use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial condition of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers. All principal reinsurers maintain an A.M. Best rating of “A” or better.

A summary of reinsurance activity, all with unrelated parties, follows:

	2007	2006	2005
At December 31:
Ceded life insurance in force	$8,379,522,553	7,894,024,140	7,566,192,730
Reserve credits	165,021,268	139,147,794	113,930,426

For the year ended December 31:
Net premiums ceded	$43,895,697	42,255,905	48,999,938
Claims ceded	29,808,986	21,862,632	19,854,680

A contingent liability exists with respect to life insurance covered under reinsurance agreements in the event the reinsurance company is unable to meet its obligations due under the contracts. In the opinion of management, this liability is not significant.

(11)             Statutory Capital and Surplus and Dividend Restriction

The NAIC utilizes Risk-Based Capital (RBC) to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify potential under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC, and it exceeds the minimum required levels as of December 31, 2007 and 2006.

State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholders.

The Company is restricted by the Mississippi State Insurance Code as to the amount of dividends that may be paid within a twelve consecutive month period without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of capital stock) at December 31 of the previous year, subject to a maximum limit equal to statutory earned surplus. Total unassigned surplus at December 31, 2007 was $1,585,291,333.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

In addition to the statutory restrictions on dividend distributions, the Company is further restricted by its Articles of Association. Article VII states that “No cash dividend shall be paid on the Common Stock in any calendar year unless the capital, surplus and contingency reserves of the corporation shall equal or exceed seven percent (7%) of all other liabilities”, with some adjustments for investment transaction reserves, separate account business, and the liability for policy dividends not yet apportioned. Further, the articles state, “In addition to the foregoing limitation on the payment of cash dividends on the Common Stock, no cash dividends shall be paid in excess of ten percent (10%) of the profits of the corporation in any calendar year or in excess of seventy-five cents (.75) for each One Thousand Dollars ($1,000.00) of insurance in force in any calendar year, whichever is the greater.” Also, “In addition to all other limitations upon the payment of dividends, and except as otherwise provided herein, the corporation shall not declare dividends upon its Common Stock or participating dividends to policyholders except with the approval of the holders of seventy-five percent (75%) of all issued and outstanding shares of the Common Stock.”

Dividend distributions are also restricted by the Company’s Bylaws. Article II, Section 6 of the Bylaws of the Company states, “In addition to the usual rights and powers of stockholders, as provided in the articles of association of the corporation and by law, the approval of the holders of seventy-five percent (75%) of all issued and outstanding Common Stock of the corporation shall be required to authorize the payment of dividends upon the capital stock of the corporation or participating dividends to policyholders.”

(12)             Separate Accounts

The separate accounts held by the Company relate to individual annuities and life products of a nonguaranteed return nature. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The separate accounts assets and liabilities represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate accounts assets and liabilities are carried at fair value. Revenues and expenses related to the separate accounts assets and liabilities, to the extent of benefits provided to the separate accounts policyholders, are excluded from the amounts reported in the accompanying statutory statements of earnings.

Separate accounts premiums and other considerations amounted to $24,291,602 in 2007, $26,568,748 in 2006, and $22,841,923 in 2005. Reserves for separate accounts with the assets at fair value were $136,969,605 and $110,591,599 at December 31, 2007 and 2006, respectively.

(13)             Fair Values of Financial Instruments

The fair values of financial instruments presented below are estimates of fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

The carrying amounts of cash, short-term investments, accounts receivable and accounts payable approximate their fair values due to the short-term nature of these financial instruments.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2007, 2006, and 2005

The carrying amounts and fair values of the Company’s debt and equity securities are disclosed in note 2 of the notes to the statutory financial statements. For marketable debt and equity securities, fair values are based on quoted market prices. If a quoted market price is not available, as in the case of private placements, fair value is estimated using quoted market prices for similar securities.

The fair value for mortgage and other loans was determined on a loan-by-loan basis using market yields and coupon rates. Market yield for each loan was determined by adding an appropriate pricing spread to the yields on similar maturity treasury issues. The fair value for each loan was calculated as the present value of the future interest and principal payments at the market yield. The carrying value of notes payable approximates fair value because of the short-term nature of these financial instruments and the relative immateriality of the balances. The carrying amount and fair value of the Company’s investments in mortgage and other loans and notes payable at December 31, 2007 and 2006 follow:

	2007		2006
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
Commercial mortgages	$1,257,847,519	1,289,338,926	1,240,537,445	1,264,965,919
Residential mortgages	804,740	804,744	934,071	913,417
	$1,258,652,259	1,290,143,670	1,241,471,516	1,265,879,336
Notes payable	$23,604,512	23,604,512	31,201,451	31,201,451

The fair value of annuity contracts was determined to be the Company’s statutory reserve as such amount most closely approximates the current value of the expected payments under such contracts. Such reserve is higher than the policy surrender values, which is considered the floor value and lower than the account value, which is considered the maximum value. The account value does not approximate the amount the Company anticipates paying under such contracts due to anticipated surrenders.

Assets held in separate accounts are reported in the accompanying statutory financial statements at fair value. The related liabilities are also reported at fair value in amounts equal to the separate accounts assets.

It is not considered practicable to determine the fair value of the Company’s liability for pension plan administration funds due to the difficulty in calculating an estimated payment pattern and period. Such funds currently bear interest at a rate of approximately 6.75%. The interest rate will adjust annually based on investment portfolio returns for the related assets. Such funds have no stated maturity.

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

As of and for the year ended December 31, 2007

Investment income earned:
U.S. Government bonds	$18,341,919
Other bonds (unaffiliated)	363,320,884
Preferred and common stocks	9,646,655
Mortgage loans	79,819,595
Real estate	3,061,752
Premium notes, policy loans and liens	24,905,282
Short-term investments	17,675,251
Other invested assets	18,973,055
Aggregate write-ins for investment income	2,490,277
Amortization of interest maintenance reserve	(1,955,399)
Gross investment income	$536,279,271
Real estate owned – book value less encumbrances	$13,277,577

Mortgage loans – book value:
Farm mortgages	$—
Residential mortgages	804,740
Commercial mortgages	1,257,847,519
Total mortgage loans	$1,258,652,259

Mortgage loans by standing – book value:
Good standing	$1,258,652,259
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—

Other long-term assets – statement value	$499,149,638

Collateral loans	$—

Bonds and stocks of parents, subsidiaries and affiliates – book value:
Bonds	$—
Preferred stocks	—
Common stocks	6,791,852

Bonds and short-term investments by class and maturity:
Due within one year or less	$783,873,684
Over 1 year through 5 years	1,658,162,635
Over 5 years through 10 years	2,412,144,780
Over 10 years through 20 years	1,296,703,768
Over 20 years	724,303,327
$6,875,188,194

Bonds and short-term investments by class – statement value:
Class 1	$5,026,940,432
Class 2	1,793,031,105
Class 3	29,589,941
Class 4	7,994,319
Class 5	12,124,758
Class 6	5,507,639
Total by class	$6,875,188,194

Total bonds and short-term investments publicly traded	$5,632,853,258

Total bonds and short-term investments privately placed	$1,242,334,936

Preferred stocks – statement value	$29,919,680

Common stocks (unaffiliated) – fair value	$468,179,007

Short-term investments – book value	$405,404,819

Options, caps and floors owned – statement value	$—

Options, caps and floors written and in force – statement value	$—

Collar, swap and forward agreements open – statement value	$—

Futures contracts open – current value	$—

Cash on deposit	$(4,863,616)

Life insurance in force:
Industrial	$—
Ordinary	85,692,211,000
Credit life	—
Group life	1,900,924,000

Amount of accidental death insurance in force under ordinary policies	$1,697,407,000

Life insurance policies with disability provisions in force:
Industrial	$—
Ordinary	18,508,158,000
Credit life	—
Group life	1,875,445,000

Supplementary contracts in force:
Ordinary – not involving life contingencies:
Amount on deposit	$1,445,711
Income payable	3,236,540

Ordinary – involving life contingencies:
Income payable	$15,024,021

Group – not involving life contingencies:
Amount on deposit	$—
Income payable	—

Group – involving life contingencies:
Income payable	$—

Annuities:
Ordinary:
Immediate – amount of income payable	$10,805,802
Deferred – fully paid account balance	829,609,343
Deferred – not fully paid – account balance	2,331,065,291

Group:
Amount of income payable	$420,496
Fully paid account balance	—
Not fully paid – account balance	26,349,070

Accident and health insurance – premiums in force:
Ordinary	$33,730,345
Group	19,427,177
Credit	—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$538,929,115
Dividend accumulations – account balance	301,136,971

Claim payments 2007:
Group accident and health – year ended December 31, 2007:
2007	$2,402,000
2006	717,000
2005	172,000
2004	91,000
2003	11,000
Prior	238,000

Other accident and health – year ended December 31, 2007:
2007	$1,209,000
2006	924,000
2005	560,000
2004	394,000
2003	227,000
Prior	719,000

See accompanying report of independent registered public accounting firm.

Schedule 2

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2007

(In thousands)

			Admitted Assets as
			Reported in the
Investment categories	Gross investment holdings		Annual Statement

Bonds:
U.S. Treasury securities	$120,653	1.267%	$120,653	1.267%
U.S. government agency obligations:
Issued by U.S. government agencies	—	—	—	—
Issued by U.S. government-sponsored agencies	179,075	1.880%	179,075	1.880%
Foreign government	18,826	0.198%	18,826	0.198%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
U.S. States and territories general obligations	—	—	—	—
Political subdivisions of U.S. states, territories and possessions general obligations	92,930	0.976%	92,930	0.976%
Revenue and assessment obligations	—	—	—	—
Industrial development bonds and similar obligations	39,172	0.411%	39,172	0.411%
Mortgage-backed securities:
Pass-through securities:
Guaranteed by GNMA	152,285	1.599%	152,285	1.599%
Issued by FNMA and FHLMC	280,213	2.942%	280,213	2.942%
Other pass-through securities	53,557	0.562%	53,557	0.562%
Other mortgage-backed securities:
Issued by FNMA, FHLMC or GNMA	856,939	8.996%	856,939	8.996%
Other mortgage-backed securities collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	1,141	0.012%	1,141	0.012%
All other mortgage-backed securities	123,513	1.297%	123,513	1.297%
Other debt securities (excluding short-term):
Unaffiliated domestic securities	3,992,284	41.911%	3,992,284	41.911%
Unaffiliated foreign securities	559,194	5.870%	559,194	5.870%
Affiliated securities	—	—	—	—

Equity interests:
Investments in mutual funds	164,147	1.723%	164,147	1.723%
Preferred stocks:
Affiliated	—	—	—	—
Unaffiliated	29,920	0.314%	29,920	0.314%
Publicly traded equity securities:
Affiliated	—	—	—	—
Unaffiliated	293,432	3.080%	293,432	3.080%
Other equity securities:
Affiliated	6,792	0.071%	6,792	0.071%
Unaffiliated	10,600	0.111%	10,600	0.111%
Tangible personal property under leases:
Affiliated	—	—	—	—
Unaffiliated	—	—	—	—

Mortgage loans:
Construction and land development	—	—	—	—
Agricultural	—	—	—	—
Single family residential properties	805	0.008%	805	0.008%
Multifamily residential properties	237,612	2.494%	237,612	2.494%
Commercial loans	1,020,235	10.711%	1,020,235	10.711%

Real estate investments:
Property occupied by company	13,278	0.139%	13,278	0.139%
Property held for the production of income	—	—	—	—
Property held for sale	—	—	—	—

Policy loans	377,274	3.961%	377,274	3.961%
Receivable for securities	1,959	0.021%	1,959	0.021%
Cash and short-term investments	400,541	4.205%	400,541	4.205%
Other invested assets	499,150	5.240%	499,150	5.240%
	$9,525,527	100.000%	$9,525,527	100.000%

See accompanying report of independent registered public accounting firm.

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2007

(In thousands)

1)	Total admitted assets (excluding separate account assets):	$9,806,044

2)	Ten largest exposures to a single issuer/borrower/investment:

Issuer	Description of exposure	Amount	Percentage
Regions Financial Corp	Industrial, Misc. – Issuer Obligations	$63,694	0.6%
Southern Co.	Public Utility – Issuer Obligations	58,478	0.6%
Berkshire Hathaway Inc – CL A	Industrial, Misc. – Issuer Obligations	50,625	0.5%
Duke Energy Corp	Public Utility – Issuer Obligations	48,927	0.5%
AT&T Inc	Industrial, Misc. – Issuer Obligations	45,096	0.5%
General Electric Co	Industrial, Misc. – Issuer Obligations	44,607	0.5%
Entergy Corp	Public Utility – Issuer Obligations	38,419	0.4%
Wachovia Corp	Industrial, Misc. – Issuer Obligations	38,033	0.4%
Bank of New York Inc	Industrial, Misc. – Issuer Obligations	37,864	0.4%
American Electric Power Co	Public Utility – Issuer Obligations	37,170	0.4%

3)	Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage	Stocks	Amount	Percentage
NAIC-1	$5,026,940	51.3%	P/RP-1	$22,630	0.2%
NAIC-2	1,793,031	18.3	P/RP-2	—	—%
NAIC-3	29,590	0.3	P/RP-3	—	—%
NAIC-4	7,994	0.1	P/RP-4	6,000	0.1%
NAIC-5	12,125	0.1	P/RP-5	500	—%
NAIC-6	5,508	0.1	P/RP-6	790	—%

4)	Admitted assets held in foreign investments:

	Total admitted assets held in foreign investments:	$460,941	4.7%
	Foreign-currency denominated investments:	—	—%
	Foreign-currency denominated supporting insurance liabilities of:	—	—%
	Insurance liabilities denominated in that same foreign currency:	—	—%

5)	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage
	Countries rated by NAIC-1	$460,941	4.7%
	Countries rated by NAIC-2	—	—%
	Countries rated by NAIC-3 or below	—	—%

6)	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC – 1:
Country:
Australia	$105,575	1.1%
United Kingdom	102,748	1.0%
Countries rated NAIC – 2:	$—	—%
Countries rated NAIC – 3 or below:	$—	—%

7)	Aggregate unhedged foreign currency exposure: None

8)	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating: None

9)	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating: None

10)	Ten largest nonsovereign foreign issues:

Issuer	NAIC Rating	Amount	Percentage
Holcim Ltd – Reg	2	$27,000	0.3%
Adidas AG	2	22,000	0.2%
Statoil ASA	1	21,840	0.2%
Norsk Hydro ASA	1	20,034	0.2%
Abertis Infrastructures SA	1	20,000	0.2%
Centro Properties Group	1	20,000	0.2%
Siemens AG – REG	1	19,970	0.2%
Telecom Italia SPA	2	19,195	0.2%
Vodafone Group PLC	1	16,391	0.2%
Australian Gas Light	2	15,714	0.2%

11)	Assets held in Canadian investments comprise less than 2.5% of the Company’s total admitted assets.

12)	Assets held in investments with contractual sales restrictions comprised less than 2.5% of the Company’s total admitted assets.

13)	Ten largest equity interests:

Issuer	Investment Category	Amount	Percentage
FPA Paramount Fund Inc.	Mutual Funds – Common Stocks	$95,404	1.0%
Ensco International Inc.	Industrial, Misc. – Common Stocks	33,751	0.3%
Green Mountain Partners III, L.P.	Industrial, Misc. – BA Asset	31,283	0.3%
Avnet, Inc	Industrial, Misc. – Common Stocks	27,532	0.3%
AIM Ltd Maty Treasury Fund	Mutual Funds – Common Stocks	24,978	0.3%
Rowan Co	Industrial, Misc. – Common Stocks	22,733	0.2%
Rosetta Resources Inc.	Industrial, Misc. – Common Stocks	20,155	0.2%
Lehman Bro Co – Investment	Industrial, Misc. – BA Asset	18,957	0.2%
Patterson – Utility Energy	Industrial, Misc. – Common Stocks	18,809	0.2%
FPA Capital Fund	Mutual Funds – Common Stocks	18,499	0.2%

14)	Assets held in nonaffiliated, privately placed equities comprised less than 2.5% of the Company’s total admitted assets.

15)	Assets held in general partnership interests comprised less than 2.5% of the Company’s total admitted assets.

16)	Ten largest aggregate mortgage interests:

Issuer	Investment Category	Amount	Percentage
Landmark Office Buildings	Commercial	$14,929	0.2%
Centerpoint Plaza – A,B,C	Commercial	14,126	0.1%
Oakwood Office Building	Commercial	13,702	0.1%
Park Center II	Commercial	12,829	0.1%
Park Center I	Commercial	12,036	0.1%
100 Calhoun Street Office Building	Commercial	11,223	0.1%
100 Office Plaza	Commercial	10,814	0.1%
Doral Village Mobile Home Park	Commercial	9,562	0.1%
New Frontier Mobile Home Park	Commercial	9,340	0.1%
Fair Oaks Medical Plaza	Commercial	9,233	0.1%

Amount and percentage of Company’s total admitted assets held in the following categories of mortgage loans:

Loans
Construction loans	$—	—%
Mortgage loans over 90 days past due	—	—%
Mortgage loans in the process of foreclosure	—	—%
Mortgage loans foreclosed	—	—%
Restructured mortgage loans	—	—%

17)	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-value	Residential		Commercial		Agricultural
Above 95%	$—	—%	$—	—%	$—	—%
91% to 95%	—	—%	—	—%	—	—%
81% to 90%	—	—%	—	—%	—	—%
71% to 80%	—	—%	63,896	0.7%	—	—%
Below 70%	805	0.0%	1,193,952	12.2%	—	—%

18)	There were no assets held in real estate reported in the Annual Statement Schedule A that exceeded 2.5% of the Company’s total admitted assets.

19)	Total admitted assets subject to the following types of agreements:

	At year-end		At end of each quarter
Agreement type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Securities lending	$—	—%	$—	—	—
Repurchase	—	—%	—	—	—
Reverse repurchase	—	—%	—	—	—
Dollar repurchase	—	—%	—	—	—
Dollar reverse repurchase	—	—%	—	—	—

20)	Warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
Hedging	$—	—%	$—	—%
Income generation	—	—%	—	—%
Other	—	—%	—	—%

21)	Potential exposure for collars, swaps and forwards:

At end of each quarter
	At year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	—%	$—	—	—
Income generation	—	—%	—	—	—
Replications	—	—%	—	—	—
Other	—	—%	—	—	—

22)	Potential exposure for futures contracts:

At end of each quarter
	At year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	—%	$—	—	—
Income generation	—	—%	—	—	—
Replications	—	—%	—	—	—
Other	—	—%	—	—	—

23)	There were no admitted assets held in investments held in mezzanine real estate loans.

See accompanying report of independent registered public accounting firm.

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Summary of Investments – Other than Investments in Related Parties

December 31, 2007

(In thousands)

			As shown on the
			Statutory Statement
			of Admitted Assets,
			Liabilities and
	Cost or		Stockholders’
	amortized cost	Fair value	Equity
Bonds:
United States Government and government agencies and authorities	$299,728	322,806	299,728
Public utilities	897,328	903,868	897,328
Mortgage-backed securities	1,467,648	1,480,118	1,467,648
All other corporate bonds	3,805,079	3,813,092	3,805,079
Total bonds	6,469,783	6,519,884	6,469,783
Equity securities:
Common stocks:
Public utilities	—	—	—
Banks, trusts, and insurance companies	28,268	25,515	25,515
Industrial, miscellaneous and all other	342,663	442,664	442,664
Nonredeemable preferred stocks	29,920	29,395	29,920
Total equity securities	400,851	497,574	498,099
Mortgage loans on real estate	1,258,652	N/D	1,258,652
Real estate:
Home office property	13,278	N/D	13,278
Real estate held for sale	—	—	—
Policy loans	377,273	N/D	377,273
Partnership interests	499,150	N/D	499,150
Short-term investments and cash	400,541	400,541	400,541
Receivable for securities	1,959	1,959	1,959
Total investments	$9,421,487	N/A	9,518,735

N/D – not determined

N/A – not applicable

See accompanying report of independent registered public accounting firm.

Schedule 5

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplementary Insurance Information

(In thousands)

	December 31				Years ended December 31
Segment	Deferred policy acquisition costs	Future policy benefits, losses, claims and settlement expenses	Unearned premiums	Other policy claims and benefits payable	Premium revenue (1)	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses (2)
2007:
Life insurance	$—	3,726,432	420	379,331	505,188	272,468	464,992	—	153,424
Accident and health insurance	—	62,424	251	1,726	23,939	4,016	13,747	—	10,592
Annuity	—	3,239,058	—	14	146,917	246,180	312,907	—	22,895
Property and liability insurance	—	—	—	—	—	—	—	—	—
	$—	7,027,914	671	381,071	676,044	522,664	791,646	—	186,911
2006:
Life insurance	$—	3,545,783	808	380,715	489,427	246,106	444,895	—	146,615
Accident and health insurance	—	55,765	213	2,300	25,222	3,339	15,149	—	10,948
Annuity	—	3,326,223	—	21	201,994	244,640	366,537	—	24,571
Property and liability insurance	—	—	—	—	—	—	—	—	—
	$—	6,927,771	1,021	383,036	716,643	494,085	826,581	—	182,134
2005:					$477,485	237,617	416,719	—	139,916
Life insurance					27,381	2,894	12,062	—	13,088
Accident and health insurance					225,767	236,758	378,023	—	27,456
Annuity					—	—	—	—	—
Property and liability insurance					$730,633	477,269	806,804	—	180,460

(1)     Life insurance premium revenue includes supplementary contracts and dividend accumulations.

(2)     Commissions, taxes, licenses and fees reflect actual expenses by segment. All other operating expenses are allocated to each segment on the basis of policy count and time studies.

See accompanying report of independent registered public accounting firm.

Schedule 6

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Reinsurance

Years ended December 31, 2007, 2006, and 2005

(In thousands)

					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from	Net	assumed to
	amount	companies	companies	amount	net
2007:
Life insurance in force	$87,593,135	8,379,523	—	79,213,612	—
Premiums:
Life insurance	$509,969	14,867	—	495,102	—
Accident and health insurance	60,273	36,334	—	23,939	—
Annuity	146,854	—	—	146,854	—
Property and liability insurance	—	—	—	—	—
Total premiums	$717,096	51,201	—	665,895	—
2006:
Life insurance in force	$82,825,074	7,894,024	—	74,931,050	—
Premiums:
Life insurance	$490,345	13,053	—	477,292	—
Accident and health insurance	62,686	37,464	—	25,222	—
Annuity	201,971	—	—	201,971	—
Property and liability insurance	—	—	—	—	—
Total premiums	$755,002	50,517	—	704,485	—
2005:
Life insurance in force	$77,370,304	7,566,193	—	69,804,111	—
Premiums:
Life insurance	$478,020	12,755	—	465,265	—
Accident and health insurance	64,713	37,333	—	27,380	—
Annuity	234,981	9,335	—	225,646	—
Property and liability insurance	—	—	—	—	—
Total premiums	$777,714	59,423	—	718,291	—

See accompanying report of independent registered public accounting firm.

PART C

OTHER INFORMATION

Item 26. Exhibits

1.     Board of Directors Resolutions.

(a)          Resolution of the Board of Directors of Southern Farm Bureau Life Insurance Company (the “Company”) establishing Southern Farm Bureau Life Variable Life Account (the “Account”)(3)

2.     Custodian Agreements. Not Applicable

3.     Underwriting Contracts.

(a)          Principal Underwriting Agreement(2)

(b)         Amendment to Principal Underwriting Agreement(4)

4.     Contracts.

(a)          Specimen Adjustable Premium Variable Life Insurance Policy(3)

(b)         Revised Specimen Adjustable Premium Variable Life Insurance Policy(4)(12)

(c)          Form of Waiver of Monthly Deductions Agreement(3)

(d)         Rider Providing Waiver of Monthly Deductions on Insured’s Total Disability(12)

(e)          Revised Rider Providing Waiver of Monthly Deductions on Insured’s Total Disability(12)

(f)            Form of Children’s Term Rider(3)

(g)         Children’s Term Insurance Rider(12)

(h)         Accelerated Benefit Rider(3)

5.     Applications.

(a)          Application for Adjustable Premium Variable Life Insurance Policy(3)

(b)         Revised Application for Adjustable Premium Variable Life Insurance Policy (12)(13)

6.     Depositor’s Certificate of Incorporation and By-Laws.

(a)          Articles of Incorporation of the Company(1)

(b)         By-Laws of the Company(1)

7.     Reinsurance Contracts.

(a)          Reinsurance Agreement between Southern Farm Bureau Life Insurance Company and American United Life Insurance Company(7)

(b)         Reinsurance Agreement between Southern Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company(7)

(c)          Reinsurance Agreement between Southern Farm Bureau Life Insurance Company and Businessmen’s Assurance Company of America(7)

8.     Participation Agreements.

(a)          Participation Agreement for T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc.(2)

(b)         Amendment to Participation Agreement for T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc.(4)(10)(13)

(c)          Participation Agreement for Fidelity Variable Insurance Products Fund(2)

(d)         Participation Agreement for Fidelity Variable Insurance Products Fund II(2)

(e)          Participation Agreement for Fidelity Variable Insurance Products Fund III(2)

(f)            Amendment to Participation Agreement for Fidelity Variable Insurance Products Fund(4)(10)(13)

(g)         Amendment to Participation Agreement for Fidelity Variable Insurance Products Fund II(4)(10)(13)

(h)         Amendment to Participation Agreement for Fidelity Variable Insurance Products Fund III(4)(10)(13)

(i)             Participation Agreement for Franklin Templeton Variable Insurance Products Trust (13)

(j)             Rule 22c-2 Shareholder Information Agreement relating to T. Rowe Price Funds(11)

(k)          Rule 22c-2 Shareholder Information Agreement relating to Fidelity Variable Insurance Products Funds(11)

(l)             Rule 22c-2 Shareholder Information Agreement relating to Franklin Templeton Variable Insurance Products Trust (13)

9.     Administrative Contracts. Not Applicable.

10.   Other Material Contracts. Not Applicable.

11.   Legal Opinion.

Opinion and Consent of Joseph A. Purvis(13)

12.   Actuarial Opinion. Opinion and consent of Kenneth P. Johnston as to actuarial matters pertaining to the securities being registered(13)

13.   Calculations. Not Applicable.

14.   Other Opinions.

(a)          Consent of Jorden Burt LLP(13)

(b)         Consents of KPMG LLP(13)

15.   Omitted Financial Statements. Not Applicable.

16.   Initial Capital Agreements. Not Applicable.

17.   Redeemability Exemption. Issuance, transfer and redemption procedures memorandum.(5)(13)

18.   Powers of Attorney(3)(6)(8)(9)(10)(11)(13)

(a)          Power of Attorney for J. Joseph Stroble (13)

(b)         Power of Attorney for Laurence E. Favreau (13)

(c)          Power of Attorney for Larry B. Wooten (13)

(d)         Power of Attorney for David M. Winkles, Jr. (13)

(e)          Power of Attorney for Ronald R. Anderson (13)

(f)            Power of Attorney for Donald Childs (13)

(g)         Power of Attorney for Marshall Coyle (13)

(h)         Power of Attorney for Kenneth Dierschke (13)

(i)             Power of Attorney for Ben M. Gramling, II (13)

(j)             Power of Attorney for John Hoblick (13)

(k)          Power of Attorney for Randy Veach (13)

(l)             Power of Attorney for Zippy Duvall (13)

(m)       Power of Attorney for Bryan Mitchell (13)

(n)         Power of Attorney for Mark Edwin Haney (13)

(o)         Power of Attorney for Reggie Magee (13)

(p)         Power of Attorney for Wayne F. Pryor (13)

(q)         Power of Attorney for Stanley E. Reed (13)

(r)            Power of Attorney for Rick Roth (13)

(s)          Power of Attorney for David Waide (13)

(t)            Power of Attorney for Bobby Nedbalek (13)

(u)         Power of Attorney for Edward Scharer (13)

(v)         Power of Attorney for J. M. Wright, Jr. (13)

(w)       Power of Attorney for Joseph A. Purvis (13)

(x)           Power of Attorney for Gino Gianfrancesco (13)

(y)         Power of Attorney for Randy Johns (13)

(1)          Incorporated herein by reference to the Registration Statement on Form N-4 (File Nos. 333-79865; 811-09371) filed with the Securities and Exchange Commission on June 3, 1999.

(2)         Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File Nos. 333-79865; 811-09371) filed with the Securities and Exchange Commission on October 12, 1999.

(3)         Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on August 22, 2001.

(4)         Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on January 25, 2002.

(5)         Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on May 8, 2002.

(6)         Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on February 27, 2003.

(7)         Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on May 1, 2003.

(8)         Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on April 30, 2004.

(9)         Incorporated herein by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on February 25, 2005.

(10)  Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on April 28, 2006.

(11)  Incorporated herein by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on April 27, 2007.

(12)  Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on February 22, 2008.

(13)  Filed Herein.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Ronald R. Anderson	Director
Donald Childs	Director
Marshall Coyle	Director
Kenneth Dierschke	Director
Ben M. Gramling, II	Director
John Hoblick	Director
Randy Veach	Director
Zippy Duvall	Director
Bryan Mitchell	Director
Mark Edwin Haney	Director
Reggie Magee	Director
Wayne F. Pryor	Director
Stanley E. Reed	Director
Rick Roth	Director
David Waide	Director
Bobby Nedbalek	Director

Name and Principal Business Address*	Position and Offices with Depositor
Edward Scharer	Director
J.M. Wright, Jr.	Director
Larry B. Wooten	Chairman of the Board and President
David M. Winkles, Jr.	First Vice President and Director
J. Joseph Stroble	Executive Vice President, C.E.O.
Laurence E. Favreau	Senior Vice President, C.F.O.
Gino Gianfrancesco	Senior Vice President, Marketing
Randy Johns	Senior Vice President, Policy Administration and Assistant Secretary
Sherrell Ballard	Vice President, Information Systems
Denny Blaylock	Vice President, Underwriting
David N. Duddleston, M.D.	Vice President, Medical Director
Richard G. Fielding	Vice President, Chief Actuary
Philip R. Hogue	Vice President, Realty Investments
Kenneth P. Johnston	Vice President, Product Development
Richard D. McClure	Vice President, Claims
Lusby Brown	Vice President, Chief Investment Officer
Joseph A. Purvis	Senior Vice President, General Counsel and Secretary
E.J. “Bubby” Trosclair	Vice President, Agency
Robert E. Ward, Jr.	Vice President, Controller
Billy Sims	Vice President, Human Resources
Glen Castle	Vice President, Group, Pension and Variable Product Administration
Perry McGaugh	Vice President, Legal
Shelia R. Hudson	Vice President, Internal Auditing

*  The principal business address for each officer and director is 1401 Livingston Lane Jackson, Mississippi 39213.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Arkansas Farm Bureau Investment Corporation, Florida Farm Bureau Holding Corporation, Georgia Farm Bureau Federation Holding Co. Inc., Kentucky Farm Bureau Investment Corporation, Louisiana Farm Bureau Investment Corporation, Mississippi Farm Bureau Investment Corporation, North Carolina Farm Bureau Investment Corporation, South Carolina Farm Bureau Investment Corporation, Texas Farm Bureau Investment

Corporation and Virginia Farm Bureau Holding Corporation. The Company and its affiliates are described more fully in the prospectus included in this registration statement. An organizational chart is set forth below.

Name	Jurisdiction	Percent Of Voting Securities Owned
Arkansas Farm Bureau Investment Corporation	Arkansas	Controlling interest owned by Arkansas Farm Bureau Federation
Florida Farm Bureau Holding Corporation	Florida	Controlling interest owned by Florida Farm Bureau Federation
Georgia Farm Bureau Federation Holding Co., Inc.	Georgia	Controlling interest owned by Georgia Farm Bureau Federation
Kentucky Farm Bureau Investment Corporation	Kentucky	Controlling Interest owned by Kentucky Farm Bureau Federation
Louisiana Farm Bureau Investment Corporation	Louisiana	Controlling Interest owned by Louisiana Farm Bureau Federation
Mississippi Farm Bureau Investment Corporation	Mississippi	Controlling Interest Owned by Mississippi Farm Bureau Federation
North Carolina Farm Bureau Investment Corporation	North Carolina	Controlling Interest Owned by North Carolina Farm Bureau Federation
South Carolina Farm Bureau Investment Corporation	South Carolina	Controlling Interest Owned by South Carolina Farm Bureau Federation
Texas Farm Bureau Investment Corporation	Texas	Controlling Interest Owned by Texas Farm Bureau
Virginia Farm Bureau Holding Corporation	Virginia	Controlling Interest Owned by Virginia Farm Bureau Federation
Southern Farm Bureau Life Insurance Company	Mississippi

10% of voting securities owned by each of the following:

- Arkansas Farm Bureau Investment Corporation

- Florida Farm Bureau Holding Corporation

- Georgia Farm Bureau Federation Holding Co., Inc.

- Kentucky Farm Bureau Investment Corporation

- Louisiana Farm Bureau Investment Corporation

- Mississippi Farm Bureau Investment Corporation

- North Carolina Farm Bureau Investment Corporation

- South Carolina Farm Bureau Investment Corporation

- Texas Farm Bureau Investment Corporation

- Virginia Farm Bureau Holding Corporation

Southern Capital Life Insurance Company	Mississippi	Ownership of all voting securities by Southern Farm Bureau Life Insurance Company
Southern Farm Bureau Fund Distributor, Inc.	Mississippi	Ownership of all voting securities by Southern Farm Bureau Life Insurance Company

Name	Jurisdiction	Percent Of Voting Securities Owned
Oakwood Holdings, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
One Thousand One Hotel, LLC	Mississippi	50% of ownership interest held by Southern Farm Bureau Life Insurance Company
Baycastle Properties, L.P.	Mississippi	99% of ownership interest held by Southern Farm Bureau Life Insurance Company as limited partner; 1% interest held by MR Properties, LLC as general partner.
Annandale Properties, L.P.	Mississippi	99% of ownership interest held by Southern Farm Bureau Life Insurance Company as limited partner; 1% interest held by MR Properties, LLC as general partner.
Cypress Lake Properties, L.P.	Mississippi	99% of ownership interest held by Southern Farm Bureau Life Insurance Company as limited partner; 1% interest held by MR Properties, LLC as general partner.
MR Properties, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Jackson-I55, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Knoxville-Kingston, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Hou-Hempstead, LLC	Texas	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Baton Rouge-Perkins, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Destin-Poinciana, LLC	Florida	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Pearl-Hwy 80, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Belle Chasse-WBC, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Lafayette-Pinhook, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
New Orleans-Baronne, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Knoxville-Maynardville, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Douglas-Peterson, LLC	Georgia	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Covington-Holiday, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Ft. Lauderdale-Broward, LLC	Florida	100% of ownership interest held by Southern Farm Bureau Life Insurance Company

Name	Jurisdiction	Percent Of Voting Securities Owned
Jackson-Conrad, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Chattanooga-Lee, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Jackson-Old Canton, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Jackson-Echelon, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Memphis-Colony, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Akron-Romig, LLC	Ohio	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Hudson-Hwy 321, LLC	North Carolina	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Memphis-One Place, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Waldwick-North, LLC	New Jersey	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Picayune-Hwy 43, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Westwood Alpha Limited Partnership	Virginia	99% of ownership interest held by Southern Farm Bureau Life Insurance Company as limited partner
Southern Capital Brokerage Company, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company

Item 29. Indemnification

The By-Laws of Southern Farm Bureau Life Insurance Company provide, in part in Article XII, as follows:

ARTICLE XII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company shall indemnify to the maximum extent allowed by Mississippi law, any director or officer thereof, who is made party to any suit or proceeding because he is or was a director or officer, provided that the director or officer has met the standard of conduct set out in Mississippi Code of 1972 Annotated Section 79-4-8.51(a-d), and indemnification is not otherwise provided for by any insurance coverage available to such director or officer. Any question as to whether a director or officer has met the applicable standard of conduct will be determined by an independent special legal counsel selected by the Board of Directors.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Other Activity. Southern Farm Bureau Fund Distributor, Inc. is the registrant’s principal underwriter. It is also the principal underwriter for Southern Farm Bureau Life Variable Account.

(b) Management. The following information is furnished with respect to the officers and directors of Southern Farm Bureau Fund Distributor, Inc.:

Name and Principal Business Address*	Positions and Offices with Southern Farm Bureau Fund Distributor, Inc.
Laurence E. Favreau	President and Treasurer
Joseph A. Purvis	General Counsel and Secretary
Glen Castle	Vice President and Assistant Secretary
John Hoblick	Director
Ronald R. Anderson	Director
Donald Childs	Director
Marshall Coyle	Director
Kenneth Dierschke	Director
Zippy Duvall	Director
Ben M. Gramling, II	Director
Reggie Magee	Director
Randy Veach	Director
Bobby Nedbalek	Director
Bryan Mitchell	Director
Mark Edwin Haney	Director
Edward Scharer	Director
Wayne F. Pryor	Director
Stanley E. Reed	Director
Rick Roth	Director
David Waide	Director
David M. Winkles, Jr.	Director
Larry B. Wooten	Director
John Milton Wright, Jr.	Director

*   Principal business address is 1401 Livingston Lane, Jackson, Mississippi, 39213.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Other Compensation
Southern Farm Bureau Fund Distributor, Inc.	$301,677	N/A	N/A	N/A

Item 31. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 1401 Livingston Lane, Jackson, Mississippi 39213.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Southern Farm Bureau Life Insurance Company represents that the aggregate fees and charges deducted under the Policy and the Original Policy, respectively, as described in this Registration Statement, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Southern Farm Bureau Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Southern Farm Bureau Life Variable Life Account and Southern Farm Bureau Life Insurance Company certify that they meet all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Jackson and State of Mississippi, on the 23rd day of April, 2008.

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

Attest:	/s/ JOSEPH A. PURVIS	By:	/s/ J. JOSEPH STROBLE
	Joseph A. Purvis		J. Joseph Stroble
	Senior Vice President, General Counsel		Executive Vice President
	and Secretary		and Chief Executive Officer

		BY:	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY (DEPOSITOR)

Attest:	/s/ JOSEPH A. PURVIS	By:	/s/ J. JOSEPH STROBLE
	Joseph A. Purvis		J. Joseph Stroble
	Senior Vice President, General Counsel		Executive Vice President
	and Secretary		and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 23, 2008.

Signature	Title	Date

/s/ J. JOSEPH STROBLE	Executive Vice President,
J. Joseph Stroble	Chief Executive Officer	April 23, 2008
(Principal Executive Officer)

/s/ LAURENCE E. FAVREAU	Senior Vice President,
Laurence E. Favreau	Chief Financial Officer	April 23, 2008
(Principal Financial Officer)

/s/ *	President and Chairman of the Board	April 23, 2008
Larry B. Wooten

/s/ *	First Vice President and Director	April 23, 2008
David M. Winkles, Jr.

/s/ *	Director	April 23, 2008
Ronald R. Anderson

/s/ *	Director	April 23, 2008
Donald Childs

Signature	Title	Date

/s/ *	Director	April 23, 2008
Marshall Coyle

/s/ *	Director	April 23, 2008
Kenneth Dierschke

/s/ *	Director	April 23, 2008
Ben M. Gramling, II

/s/ *	Director	April 23, 2008
John Hoblick

/s/ *	Director	April 23, 2008
Randy Veach

/s/ *	Director	April 23, 2008
Zippy Duvall

/s/ *	Director	April 23, 2008
Bryan Mitchell

/s/ *	Director	April 23, 2008
Mark Edwin Haney

/s/ *	Director	April 23, 2008
Reggie Magee

/s/ *	Director	April 23, 2008
Wayne F. Pryor

/s/ *	Director	April 23, 2008
Stanley E. Reed

/s/ *	Director	April 23, 2008
Rick Roth

/s/ *	Director	April 23, 2008
David Waide

/s/ *	Director	April 23, 2008
Bobby Nedbalek

	Signature	Title	Date

/s/ *		Director	April 23, 2008
Edward Scharer

/s/ *		Director	April 23, 2008
J.M. Wright, Jr.

*By:	/s/ Joseph A. Purvis	April 23, 2008
Joseph A. Purvis,
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

26(5)(b)	Revised Application for Adjustable Premium Variable Life Insurance Policy
26(8)(b)	Amendment to Participation Agreement
26(8)(f)	Amendments to Participation Agreement
26(8)(g)	Amendments to Participation Agreement
26(8)(h)	Amendment to Participation Agreement
26(8)(i)	Participation Agreement for Franklin Templeton Variable Insurance Products Trust
26(8)(l)	Rule 22c-2 Shareholder Information Agreement
26(11)	Opinion and Consent of Joseph A. Purvis
26(12)	Opinion and Consent of Kenneth P. Johnston
26(14)(a)	Consent of Jorden Burt LLP
26(14)(b)	Consents of KPMG LLP
26(17)	Issuance, Transfer and Redemption Procedures Memorandum
26(18)(a)	Power of Attorney for J. Joseph Stroble
26(18)(b)	Power of Attorney for Laurence E. Favreau
26(18)(c)	Power of Attorney for Larry B. Wooten
26(18)(d)	Power of Attorney for David M. Winkles, Jr.
26(18)(e)	Power of Attorney for Ronald R. Anderson
26(18)(f)	Power of Attorney for Donald Childs
26(18)(g)	Power of Attorney for Marshall Coyle
26(18)(h)	Power of Attorney for Kenneth Dierschke
26(18)(i)	Power of Attorney for Ben M. Gramling, II
26(18)(j)	Power of Attorney for John Hoblick
26(18)(k)	Power of Attorney for Randy Veach
26(18)(l)	Power of Attorney for Zippy Duvall
26(18)(m)	Power of Attorney for Bryan Mitchell
26(18)(n)	Power of Attorney for Mark Edwin Haney
26(18)(o)	Power of Attorney for Reggie Magee
26(18)(p)	Power of Attorney for Wayne F. Pryor
26(18)(q)	Power of Attorney for Stanley E. Reed
26(18)(r)	Power of Attorney for Rick Roth
26(18)(s)	Power of Attorney for David Waide
26(18)(t)	Power of Attorney for Bobby Nedbalek
26(18)(u)	Power of Attorney for Edward Scharer
26(18)(v)	Power of Attorney for J. M. Wright, Jr.
26(18)(w)	Power of Attorney for Joseph A. Purvis
26(18)(x)	Power of Attorney for Gino Gianfrancesco
26(18)(y)	Power of Attorney for Randy Johns